UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	811-02896

Exact name of registrant as specified in charter:	Prudential Investment Portfolios, Inc. 15

Address of principal executive offices:	655 Broad Street, 17th Floor Newark, New Jersey 07102

Name and address of agent for service:	Andrew R. French 655 Broad Street, 17th Floor Newark, New Jersey 07102

Registrant’s telephone number, including area code:	800-225-1852

Date of fiscal year end:	8/31/2019

Date of reporting period:	8/31/2019

Item 1 – Reports to Stockholders

PGIM SHORT DURATION HIGH YIELD INCOME FUND

ANNUAL REPORT

AUGUST 31, 2019

COMING SOON: PAPERLESS SHAREHOLDER REPORTS

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semiannual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website (pgiminvestments.com), and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically anytime by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by calling 1-800-225-1852 or by sending an email request to PGIM Investments at shareholderreports@pgim.com.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary or follow instructions included with this notice to elect to continue to receive paper copies of your shareholder reports. If you invest directly with the Fund, you can call 1-800-225-1852 or send an email request to shareholderreports@pgim.com to let the Fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account if you invest through your financial intermediary or all funds held with the fund complex if you invest directly with the Fund.

To enroll in e-delivery, go to pgiminvestments.com/edelivery

Objective: To provide a high level of current income

Highlights (unaudited)

•

The Fund benefited from very strong industry and security selection. In terms of industry selection, an underweight to the upstream energy sector, coupled with overweights to homebuilders and telecom, were the top contributors to performance.

•	Positioning within the metals & mining, media & entertainment, and health care & pharmaceutical sectors also boosted returns.

•	Underweights to finance & insurance and the paper & packaging sectors detracted from returns.

•	Issue selection within aerospace & defense, midstream energy, and cable & satellite also hurt performance.

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

The views expressed in this report and information about the Fund’s portfolio holdings are for the period covered by this report and are subject to change thereafter.

Mutual funds are distributed by Prudential Investment Management Services LLC (PIMS), member SIPC. PGIM Fixed Income is a unit of PGIM, Inc. (PGIM), a registered investment adviser. PIMS and PGIM are Prudential Financial companies. © 2019 Prudential Financial, Inc. and its related entities. PGIM and the PGIM logo are service marks of Prudential Financial, Inc. and its related entities, registered in many jurisdictions worldwide.

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PGIM Short Duration High Yield Income Fund	3

This Page Intentionally Left Blank

Letter from the President

Dear Shareholder:

We hope you find the annual report for the PGIM Short Duration High Yield Income Fund informative and useful. The report covers performance for the 12-month period that ended August 31, 2019.

While the US economy remained healthy, with rising corporate profits and strong job growth, the Federal Reserve cut interest rates late in the period for the first time since the Great Recession more than a decade ago. After nine rate increases in recent years, the cut was a proactive attempt by the Fed to extend the longest domestic economic expansion on record as growth in many other regions weakened. China in particular showed signs of slowing amid trade tensions with the US, and turmoil in the United Kingdom continued as it negotiated an exit from the European Union.

Despite the growing US economy, volatility returned to the equity markets during the period. After corporate tax cuts and regulatory reforms helped boost US stocks early in the period, equities declined significantly at the end of 2018 on concerns about China’s economy, a potential global trade war, higher interest rates, and worries that profit growth might slow. Stocks reversed course early in 2019, rising sharply after the Fed moderated its position on additional rate hikes for the remainder of the year. For the period overall, large-cap US equities rose while small-cap US stocks fell. Stocks also declined in developed foreign and emerging markets.

The overall US bond market posted strong returns during the period on a significant rally in interest rates that saw the 10-year US Treasury yield decline from around 3% to 2%. Investment grade corporate bonds led the way with a double-digit gain, while corporate high yield and municipal bonds each had a high single-digit return. Globally, bonds in developed markets delivered solid returns, while emerging markets debt also posted positive results. A continuing trend during the period was the inversion of a portion of the US Treasury yield curve, as the yield on certain shorter maturities exceeded the yield on the 10-year bond.

Regarding your investments with PGIM, we believe it is important to maintain a diversified portfolio of funds consistent with your tolerance for risk, time horizon, and financial goals. Your financial advisor can help you create a diversified investment plan that may include funds covering all the basic asset classes and that reflects your personal investor profile and risk tolerance. However, diversification and asset allocation strategies do not assure a profit or protect against loss in declining markets.

At PGIM Investments, we consider it a great privilege and responsibility to help investors participate in opportunities across global markets while meeting their toughest investment challenges. PGIM is a top-10 global investment manager with more than $1 trillion in assets under management. This scale and investment expertise allow us to deliver actively managed funds and strategies to meet the needs of investors around the globe.

Thank you for choosing our family of funds.

Sincerely,

Stuart S. Parker, President

PGIM Short Duration High Yield Income Fund

October 15, 2019

PGIM Short Duration High Yield Income Fund	5

Your Fund’s Performance (unaudited)

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data as of the most recent month-end by visiting our website at pgiminvestments.com or by calling (800) 225-1852.

	Average Annual Total Returns as of 8/31/19 (with sales charges)
	One Year (%)	Five Years (%)	Since Inception (%)
Class A	4.04	3.75	3.91 (10/26/12)
Class C	4.64	3.45	3.48 (10/26/12)
Class Z	6.57	4.48	4.52 (10/26/12)
Class R6	6.63	N/A	4.80 (10/27/14)
Bloomberg Barclays US High Yield Ba/B Rated 1–5 Yr 1% Capped Index
	6.04	4.11	—
Lipper High Yield Funds Average
	4.13	2.97	—

	Average Annual Total Returns as of 8/31/19 (without sales charges)
	One Year (%)	Five Years (%)	Since Inception (%)
Class A	6.43	4.22	4.26 (10/26/12)
Class C	5.64	3.45	3.48 (10/26/12)
Class Z	6.57	4.48	4.52 (10/26/12)
Class R6	6.63	N/A	4.80 (10/27/14)
Bloomberg Barclays US High Yield Ba/B Rated 1–5 Yr 1% Capped Index
	6.04	4.11	—
Lipper High Yield Funds Average
	4.13	2.97	—

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Growth of a $10,000 Investment (unaudited)

The graph compares a $10,000 investment in the Fund’s Class Z shares with a similar investment in the Bloomberg Barclays US High Yield Ba/B Rated 1-5 Year 1% Capped Index by portraying the initial account values at the beginning of the period (October 26, 2012) and the account values at the end of the current fiscal year (August 31, 2019) as measured on a quarterly basis. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) all recurring fees (including management fees) were deducted; and (b) all dividends and distributions were reinvested. The line graph provides information for Class Z shares only. As indicated in the tables provided earlier, performance for other share classes will vary due to the differing charges and expenses applicable to each share class (as indicated in the following paragraphs). Without waiver of fees and/or expense reimbursement, if any, the Fund’s returns would have been lower.

Past performance does not predict future performance. Total returns and the ending account values in the graphs include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. The Fund’s total returns do not reflect the deduction of income taxes on an individual’s investment. Taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares.

Source: PGIM Investments LLC, Lipper Inc., and Bloomberg Barclays

Since Inception returns are provided for any share class with less than 10 fiscal years of returns. Since Inception returns for the Index and the Lipper Average are measured from the closest month-end to the class’ inception date.

PGIM Short Duration High Yield Income Fund	7

Your Fund’s Performance (continued)

The returns in the tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares. The average annual total returns take into account applicable sales charges which are described for each share class in the table below.

	Class A	Class C	Class Z	Class R6
Maximum initial sales charge	For purchases prior to July 15, 2019: 3.25% of the public offering price. For purchases on/after July 15, 2019: 2.25% of the public offering price.	None	None	None
Contingent deferred sales charge (CDSC) (as a percentage of the lower of original purchase price or net asset value at redemption)	For purchases prior to July 15, 2019: 1.00% on sales of $1 million or more made within 12 months of purchase. For purchases on/after July 15, 2019: 1.00% on sales of $500,000 or more within 12 months of purchase.	1.00% on sales made within 12 months of purchase	None	None
Annual distribution and service (12b-1) fees (shown as a percentage of average daily net assets)	0.25%	1.00%	None	None

Benchmark Definitions

Bloomberg Barclays US High Yield Ba/B Rated 1–5 Year 1% Capped Index—The Bloomberg Barclays US High Yield Ba/B Rated 1–5 Year 1% Capped Index (the Index) represents the performance of US short duration, higher-rated high yield bonds. The average annual total returns for the Index measured from the month-end closest to the inception date of the Fund’s Class A, Class C, and Class Z shares are 4.81% and 4.31% for Class R6 shares.

Lipper High Yield Funds Average—The Lipper High Yield Funds Average (Lipper Average) is based on the average return of all funds in the Lipper High Yield Funds universe for the periods noted. Funds in the Lipper Average aim at high (relative) current yield from fixed income securities, have no quality or maturity restrictions, and tend to invest in lower-grade debt issues. The average annual total returns for the Lipper Average measured from the month-end closest to the inception date of the Fund’s Class A, Class C, and Class Z shares are 3.35% and 3.24% for Class R6 shares.

Investors cannot invest directly in an index or average. The returns for the Index would be lower if they included the effects of sales charges, operating expenses of a mutual fund, or taxes. Returns for the Lipper Average reflect the deduction of operating expenses of a mutual fund, but not sales charges or taxes.

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Credit Quality expressed as a percentage of total investments as of 8/31/19 (%)
BBB	5.2
BB	39.7
B	42.7
CCC	6.1
CC	0.4
Not Rated	0.3
Cash/Cash Equivalents	5.6
Total Investments	100.0

Source: PGIM Fixed Income

Credit ratings reflect the highest rating assigned by a nationally recognized statistical rating organization (NRSRO) such as Moody’s Investors Service, Inc. (Moody’s), S&P Global Ratings (S&P), or Fitch, Inc. (Fitch). Credit ratings reflect the common nomenclature used by both S&P and Fitch. Where applicable, ratings are converted to the comparable S&P/Fitch rating tier nomenclature. These rating agencies are independent and are widely used. The Not Rated category consists of securities that have not been rated by a NRSRO. Credit ratings are subject to change.

Distributions and Yields as of 8/31/19
	Total Distributions Paid for 12 Months ($)	SEC 30-Day Subsidized Yield* (%)	SEC 30-Day Unsubsidized Yield** (%)
Class A	0.48	4.34	4.25
Class C	0.42	3.69	3.63
Class Z	0.51	4.69	4.54
Class R6	0.51	4.74	4.67

*SEC 30-Day Subsidized Yield (%)—A standardized yield calculation created by the Securities and Exchange Commission, it reflects the income earned during a 30-day period, after the deduction of the Fund’s net expenses (net of any expense waivers or reimbursements). The investor experience is represented by the SEC 30-Day Subsidized Yield.

**SEC 30-Day Unsubsidized Yield (%)—A standardized yield calculation created by the Securities and Exchange Commission, it reflects the income earned during a 30-day period, after the deduction of the Fund’s gross expenses. The investor experience is represented by the SEC 30-Day Subsidized Yield.

PGIM Short Duration High Yield Income Fund	9

Strategy and Performance Overview (unaudited)

Howe did the Fund perform?

The PGIM Short Duration High Yield Income Fund’s Class Z shares returned 6.57% in the 12-month reporting period that ended August 31, 2019, outperforming the 6.04% return of the Bloomberg Barclays US High Yield Ba/B Rated 1–5 Year 1% Capped Index (the Index) and the 4.13% return of the Lipper High Yield Funds Average.

What were the market conditions?

•

While the momentum in the US high yield market that closed the third quarter of 2018 carried into the fourth quarter of 2018, the positive sentiment soon abated in the face of several concerns that the markets could not ignore. An escalating US-China trade war, prospects for political gridlock, and concerns over further Federal Reserve (Fed) policy tightening all led to fears surrounding trade and global growth, inducing volatility within the high yield asset class.

•

Apart from intermittent weakness, the US high yield market rebounded strongly in the first quarter of 2019. Although weaker-than-expected European economic data late in the first quarter prompted a swift sentiment change, the sector ended the quarter firmly in positive territory.

•

In a volatile second quarter of 2019, US high yield spreads per the Bloomberg Barclays US High Yield index approached their tightest level year-to-date in April 2019, widened by almost 100 basis points (bps) in May, and subsequently recovered in June. (One basis point is 0.01%.)

•

The US high yield market got off to a negative start in August 2019, as increased US-China trade tensions, global growth concerns, an inverted yield curve, and a sell-off in equities weighed on the market. Notably, one of the largest single-day spread widening events in the last 10 years occurred on August 5. As the month progressed, a steady decline in rates coupled with renewed optimism regarding a US-China trade resolution helped offset equity weakness and settled the market. In total, August saw over $4 billion of outflows from high yield funds. The par weighted average high yield index bond price increased $0.13 month over month (adjusted for rebalancing), ending the month at $99.04.

•	For the period, spreads on the Bloomberg Barclays US High Yield 1-5 Year 1% Issuer Constrained Index widened 23 bps.

What worked?

•	The Fund benefited from very strong industry and security selection.

•	In terms of industry selection, an underweight to the upstream energy sector, coupled with overweights to homebuilders and telecom, were the top contributors to performance.

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•	Positioning within the metals & mining, media & entertainment, and health care & pharmaceutical sectors also boosted returns.

•

A few of the top single-name contributors to performance included an underweight to Mallinckrodt Pharmaceuticals (health care & pharmaceutical) and overweights to Wind Tre Spa (telecom) and PetSmart Inc. (retail).

What didn’t work?

•	Underweights to finance & insurance and the paper & packaging sectors detracted from returns.

•	Issue selection within aerospace & defense, midstream energy, and cable & satellite also hurt performance.

•	The largest single-name detractors from returns included overweights to Alta Mesa Resources Inc. (upstream energy) and Ferrellgas Partners LP (midstream energy).

Did the Fund use derivatives and, if so, how did they affect performance?

The Fund utilized Treasury futures to hedge interest rate risk relative to the Index to help immunize any impact from fluctuations in interest rates. Derivatives in the form of forward currency exchange contracts were used to hedge against the Fund’s positions not denominated in US dollars. The derivatives help immunize any impact from fluctuating currencies outside the US dollar. The Fund held a position in a credit default swap index (CDX) to hedge credit risk and help manage the overall beta of the portfolio.

Current outlook

•

Looking ahead in US high yield, Moody’s expects the global default rate to reach 2.4% by the end of the second quarter of 2020. With current spreads adequately compensating for recession risk, strong credit fundamentals, and low default expectations, PGIM Fixed Income remains constructive on US high yield. The relatively better insulation of US high yield credits from the protracted trade war with China combined with the technical support provided by stimulative central bank policies—in an already supply-limited asset class—support this favorable view.

•

Key positioning themes continue to be underweights to financials and energy sectors. The Fund is also underweight the consumer and packaging sectors. Overweights include building materials and construction, technology, and cable.

PGIM Short Duration High Yield Income Fund	11

Fees and Expenses (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemptions, as applicable, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses, as applicable. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 held through the six-month period ended August 31, 2019. The example is for illustrative purposes only; you should consult the Prospectus for information on initial and subsequent minimum investment requirements.

Actual Expenses

The first line for each share class in the table on the following page provides information about actual account values and actual expenses. You may use the information on this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value ÷ $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the table on the following page provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

The Fund’s transfer agent may charge additional fees to holders of certain accounts that are not included in the expenses shown in the table on the following page. These fees apply to individual retirement accounts (IRAs) and Section 403(b) accounts. As of the close of the six-month period covered by the table, IRA fees included an annual maintenance fee of $15 per account (subject to a maximum annual maintenance fee of $25 for all accounts held by the same shareholder). Section 403(b) accounts are charged an annual $25 fiduciary maintenance fee. Some of the fees may vary in amount, or may be waived, based on your total account balance or the number of PGIM funds, including the Fund, that you own. You should consider the additional fees that were charged to your Fund account over the six-month period when you estimate the total ongoing expenses paid over the period

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and the impact of these fees on your ending account value, as these additional expenses are not reflected in the information provided in the expense table. Additional fees have the effect of reducing investment returns.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

PGIM Short Duration High Yield Income Fund		Beginning Account Value March 1, 2019	Ending Account Value August 31, 2019	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period*
Class A	Actual	$1,000.00	$1,040.60	1.00%	$5.14
	Hypothetical	$1,000.00	$1,020.16	1.00%	$5.09
Class C	Actual	$1,000.00	$1,036.70	1.75%	$8.98
	Hypothetical	$1,000.00	$1,016.38	1.75%	$8.89
Class Z	Actual	$1,000.00	$1,040.70	0.75%	$3.86
	Hypothetical	$1,000.00	$1,021.42	0.75%	$3.82
Class R6	Actual	$1,000.00	$1,041.00	0.70%	$3.60
	Hypothetical	$1,000.00	$1,021.68	0.70%	$3.57

* Fund expenses (net of fee waivers or subsidies, if any) for each share class are equal to the annualized expense ratio for each share class (provided in the table), multiplied by the average account value over the period, multiplied by the 184 days in the six-month period ended August 31, 2019, and divided by the 365 days in the Fund’s fiscal year ended August 31, 2019 (to reflect the six-month period). Expenses presented in the table include the expenses of any underlying portfolios in which the Fund may invest.

PGIM Short Duration High Yield Income Fund	13

Schedule of Investments

as of August 31, 2019

Description	Interest Rate		Maturity Date	Principal Amount (000)#		Value

LONG-TERM INVESTMENTS 92.5%

BANK LOANS 13.0%

Auto Manufacturers 0.3%
Navistar, Inc., Tranche B Term Loan, 1 Month LIBOR + 3.500%	5.700	%(c)	11/06/24		9,825	$9,776,063

Beverages 0.0%
Jacobs Douwe Egberts International BV (Netherlands), Term B EUR Loan, 2 Month EURIBOR + 2.000%	2.500	(c)	11/01/25	EUR	202	222,965

Building Materials 0.4%
Ply Gem Midco, Inc., Initial Term Loan, 1 Month LIBOR + 3.750%	5.951	(c)	04/14/25		10,275	9,966,750

Chemicals 1.0%
Hexion, Inc., Senior Secured Term B Loan, 3 Month LIBOR + 3.500%^	5.820	(c)	07/01/26		10,600	10,573,500
Solenis International LP, First Lien Initial Dollar Term Loan, 1 Month LIBOR + 4.000%^	6.112	(c)	06/26/25		15,331	14,871,251
Starfruit Finco BV (Netherlands), Initial Dollar Term Loan, 1 Month LIBOR + 3.250%	5.463	(c)	10/01/25		3,000	2,890,314

						28,335,065

Commercial Services 0.6%
Financial & Risk US Holdings, Inc., Initial Dollar Term Loan, 1 Month LIBOR + 3.750%	5.862	(c)	10/01/25		18,323	18,398,177

Computers 0.9%
McAfee LLC,
Second Lien Initial Loan, 1 Month LIBOR + 8.500%	10.616	(c)	09/29/25		6,228	6,285,505
Term B USD Loan, 1 Month LIBOR + 3.750%	5.866	(c)	09/30/24		20,689	20,692,740

						26,978,245

See Notes to Financial Statements.

PGIM Short Duration High Yield Income Fund	15

Schedule of Investments (continued)

as of August 31, 2019

Description	Interest Rate		Maturity Date	Principal Amount (000)#	Value

BANK LOANS (Continued)

Electric 0.5%
Heritage Power LLC, Term Loan B, 3 Month LIBOR + 6.000%^	8.205	%(c)	07/30/26	11,125	$10,846,875
Vistra Operations Co. LLC, 2018 Incremental Term Loan, 1 - 3 Month LIBOR + 2.000%	4.208	(c)	12/31/25	3,710	3,712,354

					14,559,229

Healthcare-Services 0.7%
LifePoint Health, Inc., First Lien Term B Loan, 1 Month LIBOR + 4.500%	6.645	(c)	11/16/25	21,575	21,330,182

Insurance 0.3%
Asurion LLC, Second Lien Replacement B-2 Term Loan, 1 Month LIBOR + 6.500%	8.612	(c)	08/04/25	8,500	8,608,902

Media 0.2%
Radiate Holdco LLC, Closing Date Term Loan, 1 Month LIBOR + 3.000%	5.112	(c)	02/01/24	6,434	6,359,110

Mining 0.3%
Aleris International, Inc., Initial Term Loan, 1 Month LIBOR + 4.750%	6.862	(c)	02/27/23	9,843	9,835,353

Oil & Gas 0.1%
Citgo Petroleum Corp., Term B Loan, 3 Month LIBOR + 4.500%	6.819	(c)	07/29/21	3,332	3,326,258

Pharmaceuticals 0.3%
NVA Holdings, Inc., Term B-3 Loan (First Lien), 1 Month LIBOR + 2.750%	4.862	(c)	02/02/25	9,810	9,794,749

Retail 0.9%
CEC Entertainment, Inc., Term Loan	—	(p)	08/31/26	9,225	8,909,809
Sally Holdings LLC, Term B-2 Loan^	4.500		07/05/24	18,829	18,264,130

					27,173,939

See Notes to Financial Statements.

16

Description	Interest Rate		Maturity Date	Principal Amount (000)#	Value

BANK LOANS (Continued)

Software 3.4%
Boxer Parent Co., Inc., Initial Dollar Term Loan, 3 Month LIBOR + 4.250%	6.580	%(c)	10/02/25	20,130	$18,982,947
Dun & Bradstreet Corp., Initial Term Loan, 1 Month LIBOR + 5.000%	7.145	(c)	02/06/26	9,075	9,097,688
Exela Intermediate LLC, 2018 Repriced Term Loan, 3 Month LIBOR + 6.500%	8.884	(c)	07/12/23	2,757	1,833,392
Finastra USA, Inc., First Lien Dollar Term Loan, 1 - 6 Month LIBOR + 3.500%	5.696	(c)	06/13/24	17,139	16,517,373
Greeneden US Holdings II LLC, Tranche B-3 Dollar Term Loan, 1 Month LIBOR + 3.250%	5.362	(c)	12/01/23	7,280	7,185,892
Infor US, Inc., Tranche B-6 Term Loan, 3 Month LIBOR + 2.750%	5.080	(c)	02/01/22	18,600	18,588,421
Informatica LLC, Dollar Term B-1 Loan, 1 Month LIBOR + 3.250%	5.362	(c)	08/05/22	19,442	19,447,336
Ultimate Software Group, Inc., First Lien Initial Term Loan, 3 Month LIBOR + 3.750%	6.080	(c)	05/04/26	7,000	7,011,669

					98,664,718

Telecommunications 3.1%
CenturyLink, Inc., Initial Term B Loan, 1 Month LIBOR + 2.750%	4.862	(c)	01/31/25	9,975	9,825,063
Digicel International Finance Ltd. (Saint Lucia), First Lien Initial Term B Loan, 3 Month LIBOR + 3.250%	5.340	(c)	05/27/24	9,579	8,182,416
Intelsat Jackson Holdings SA (Luxembourg),
Tranche B-3 Term Loan, 1 Month LIBOR + 3.750%	5.895	(c)	11/27/23	4,000	3,995,000
Tranche B-5 Term Loan	6.625		01/02/24	17,833	17,997,854
Sprint Communications, Inc., Initial Term Loan, 1 Month LIBOR + 2.500%	4.625	(c)	02/02/24	4,975	4,938,798
West Corp.,
Incremental B-1 Term Loan, 1 Month LIBOR + 3.500%	5.612	(c)	10/10/24	6,384	5,665,693
Initial Term B Loan, 1 Month LIBOR + 4.000%	6.112	(c)	10/10/24	19,228	17,245,278

See Notes to Financial Statements.

PGIM Short Duration High Yield Income Fund	17

Schedule of Investments (continued)

as of August 31, 2019

Description	Interest Rate		Maturity Date	Principal Amount (000)#	Value

BANK LOANS (Continued)

Telecommunications (cont’d.)
Xplornet Communications, Inc. (Canada), New Term B Loan, 3 Month LIBOR + 4.000%	6.330	%(c)	09/09/21	24,058	$24,028,038

					91,878,140

TOTAL BANK LOANS (cost $389,193,469)					385,207,845

CORPORATE BONDS 79.1%

Advertising 1.3%
Clear Channel International BV, Gtd. Notes, 144A	8.750		12/15/20	10,000	10,218,700
National CineMedia LLC, Sr. Sec’d. Notes	6.000		04/15/22	8,376	8,449,290
Outfront Media Capital LLC/Outfront Media Capital Corp., Gtd. Notes	5.625		02/15/24	18,245	18,792,350

					37,460,340

Aerospace & Defense 2.4%
Bombardier, Inc. (Canada),
Sr. Unsec’d. Notes, 144A	7.500		12/01/24	23,250	23,165,137
Sr. Unsec’d. Notes, 144A(a)	7.500		03/15/25	13,272	12,923,610
Sr. Unsec’d. Notes, 144A(a)	8.750		12/01/21	28,550	30,976,750
TransDigm, Inc., Gtd. Notes	6.000		07/15/22	3,000	3,048,750

					70,114,247

Agriculture 0.3%
Vector Group Ltd., Sr. Sec’d. Notes, 144A	6.125		02/01/25	8,807	8,630,860

Auto Manufacturers 0.2%
Ford Motor Credit Co. LLC, Sr. Unsec’d. Notes(a)	5.584		03/18/24	6,025	6,476,473

Auto Parts & Equipment 1.3%
American Axle & Manufacturing, Inc., Gtd. Notes(a)	6.250		04/01/25	24,584	23,108,468

See Notes to Financial Statements.

18

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Auto Parts & Equipment (cont’d.)
Dana Financing Luxembourg Sarl,
Gtd. Notes, 144A	5.750%	04/15/25	9,433	$9,621,660
Gtd. Notes, 144A	6.500	06/01/26	575	602,313
Meritor, Inc., Gtd. Notes	6.250	02/15/24	4,175	4,284,594

				37,617,035

Banks 0.5%
CIT Group, Inc., Sr. Unsec’d. Notes(a)	5.250	03/07/25	2,100	2,352,000
Popular, Inc. (Puerto Rico), Sr. Unsec’d. Notes	6.125	09/14/23	12,050	13,016,410

				15,368,410

Building Materials 2.3%
Griffon Corp., Gtd. Notes	5.250	03/01/22	25,959	26,146,164
Standard Industries, Inc., Sr. Unsec’d. Notes, 144A	5.375	11/15/24	8,012	8,242,345
Summit Materials LLC/Summit Materials Finance Corp.,
Gtd. Notes(a)	6.125	07/15/23	2,000	2,032,500
Gtd. Notes, 144A(a)	5.125	06/01/25	6,714	6,881,850
U.S. Concrete, Inc., Gtd. Notes(a)	6.375	06/01/24	23,089	24,185,728

				67,488,587

Chemicals 4.4%
Alpha 2 BV (Germany), Sr. Unsec’d. Notes, 144A, Cash coupon 8.750% or PIK 9.50%(a)	8.750	06/01/23	7,170	6,928,013
Alpha 3 BV/Alpha US Bidco, Inc. (United Kingdom), Gtd. Notes, 144A(a)	6.250	02/01/25	1,815	1,801,388
Chemours Co. (The),
Gtd. Notes(a)	6.625	05/15/23	30,915	31,456,012
Gtd. Notes(a)	7.000	05/15/25	5,585	5,515,188
Cornerstone Chemical Co., Sr. Sec’d. Notes, 144A	6.750	08/15/24	6,000	5,520,000
NOVA Chemicals Corp. (Canada),
Sr. Unsec’d. Notes, 144A	4.875	06/01/24	21,885	22,459,481

See Notes to Financial Statements.

PGIM Short Duration High Yield Income Fund	19

Schedule of Investments (continued)

as of August 31, 2019

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Chemicals (cont’d.)
NOVA Chemicals Corp. (Canada), (cont’d.)
Sr. Unsec’d. Notes, 144A	5.000%	05/01/25	1,000	$1,022,500
Sr. Unsec’d. Notes, 144A	5.250	08/01/23	11,369	11,587,853
PQ Corp., Sr. Sec’d. Notes, 144A	6.750	11/15/22	12,592	13,066,718
Rain CII Carbon LLC/CII Carbon Corp., Sec’d. Notes, 144A	7.250	04/01/25	7,036	6,613,840
Sasol Financing International Ltd. (South Africa), Gtd. Notes	4.500	11/14/22	2,000	2,051,000
Starfruit Finco BV/Starfruit US Holdco LLC (Netherlands), Sr. Unsec’d. Notes, 144A(a)	8.000	10/01/26	4,900	4,777,500
TPC Group, Inc., Sr. Sec’d. Notes, 144A	10.500	08/01/24	9,649	10,131,450
Tronox, Inc., Gtd. Notes, 144A(a)	6.500	04/15/26	8,025	7,623,750

				130,554,693

Commercial Services 1.6%
Laureate Education, Inc., Gtd. Notes, 144A	8.250	05/01/25	11,020	11,998,025
Nielsen Finance LLC/Nielsen Finance Co., Gtd. Notes, 144A(a)	5.000	04/15/22	13,764	13,832,820
United Rentals North America, Inc.,
Gtd. Notes	4.625	10/15/25	1,625	1,671,231
Gtd. Notes	5.875	09/15/26	4,700	5,040,750
Gtd. Notes(a)	6.500	12/15/26	13,605	14,795,438

				47,338,264

Computers 1.4%
Dell International LLC/EMC Corp.,
Gtd. Notes, 144A	5.875	06/15/21	11,520	11,710,397
Gtd. Notes, 144A(a)	7.125	06/15/24	8,113	8,552,886
EMC Corp.,
Sr. Unsec’d. Notes	2.650	06/01/20	6,100	6,076,208
Sr. Unsec’d. Notes(a)	3.375	06/01/23	3,500	3,469,629
Everi Payments, Inc., Gtd. Notes, 144A	7.500	12/15/25	6,225	6,536,250
NCR Corp.,
Gtd. Notes	4.625	02/15/21	535	535,054
Gtd. Notes(a)	5.000	07/15/22	1,320	1,329,002

See Notes to Financial Statements.

20

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Computers (cont’d.)
Tempo Acquisition LLC/Tempo Acquisition Finance Corp., Sr. Unsec’d. Notes, 144A	6.750%	06/01/25	3,575	$3,672,597

				41,882,023

Distribution/Wholesale 0.5%
Anixter, Inc., Gtd. Notes	5.500	03/01/23	3,200	3,436,000
H&E Equipment Services, Inc., Gtd. Notes(a)	5.625	09/01/25	9,740	10,202,650

				13,638,650

Diversified Financial Services 3.3%
Allied Universal Holdco LLC/Allied Universal Finance Corp., Sr. Sec’d. Notes, 144A	6.625	07/15/26	5,125	5,445,313
Avolon Holdings Funding Ltd. (Ireland),
Gtd. Notes, 144A	5.125	10/01/23	6,970	7,400,049
Gtd. Notes, 144A	5.500	01/15/23	6,125	6,525,575
Fairstone Financial, Inc. (Canada), Sr. Unsec’d. Notes, 144A	7.875	07/15/24	2,940	3,064,950
Nationstar Mortgage Holdings, Inc., Gtd. Notes, 144A(a)	8.125	07/15/23	27,055	28,017,617
Navient Corp., Sr. Unsec’d. Notes, MTN	8.000	03/25/20	125	128,750
Park Aerospace Holdings Ltd. (Ireland),
Gtd. Notes, 144A	4.500	03/15/23	1,924	1,990,570
Gtd. Notes, 144A	5.250	08/15/22	9,569	10,107,256
Gtd. Notes, 144A	5.500	02/15/24	50	54,070
Springleaf Finance Corp.,
Gtd. Notes	6.875	03/15/25	8,975	10,175,406
Gtd. Notes	7.125	03/15/26	20,638	23,537,639
VFH Parent LLC/Orchestra Co-Issuer, Inc., Sec’d. Notes, 144A	6.750	06/15/22	1,125	1,161,563

				97,608,758

Electric 1.6%
Calpine Corp.,
Sr. Sec’d. Notes, 144A	5.875	01/15/24	2,375	2,425,730
Sr. Unsec’d. Notes(a)	5.375	01/15/23	17,065	17,298,279

See Notes to Financial Statements.

PGIM Short Duration High Yield Income Fund	21

Schedule of Investments (continued)

as of August 31, 2019

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Electric (cont’d.)
Calpine Corp., (cont’d.)
Sr. Unsec’d. Notes(a)	5.500%	02/01/24	12,309	$12,401,194
Sr. Unsec’d. Notes(a)	5.750	01/15/25	14,000	14,210,000

				46,335,203

Electronics 0.0%
Sensata Technologies BV, Gtd. Notes, 144A(a)	5.625	11/01/24	1,100	1,193,500

Engineering & Construction 0.2%
AECOM, Gtd. Notes	5.875	10/15/24	6,245	6,744,600

Entertainment 4.0%
AMC Entertainment Holdings, Inc., Gtd. Notes(a)	5.750	06/15/25	9,585	9,105,750
Caesars Resort Collection LLC/CRC Finco, Inc., Gtd. Notes, 144A	5.250	10/15/25	18,375	18,696,562
CCM Merger, Inc., Sr. Unsec’d. Notes, 144A(a)	6.000	03/15/22	14,450	14,811,250
Golden Entertainment, Inc., Sr. Unsec’d. Notes, 144A	7.625	04/15/26	2,775	2,886,278
International Game Technology PLC,
Sr. Sec’d. Notes, 144A	6.250	02/15/22	6,775	7,164,563
Sr. Sec’d. Notes, 144A(a)	6.500	02/15/25	10,781	11,832,147
Jacobs Entertainment, Inc., Sec’d. Notes, 144A	7.875	02/01/24	10,511	11,167,937
Lions Gate Capital Holdings LLC, Gtd. Notes, 144A	6.375	02/01/24	11,630	12,283,490
Penn National Gaming, Inc., Sr. Unsec’d. Notes, 144A	5.625	01/15/27	750	769,763
Scientific Games International, Inc.,
Gtd. Notes(a)	6.250	09/01/20	3,897	3,906,743
Gtd. Notes	6.625	05/15/21	9,838	9,997,867
Gtd. Notes(a)	10.000	12/01/22	14,674	15,224,275

				117,846,625

See Notes to Financial Statements.

22

Description	Interest Rate		Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (Continued)

Foods 0.7%
Iceland Bondco PLC (United Kingdom), Sr. Sec’d. Notes, 144A, 3 Month GBP LIBOR + 4.250%	5.017	%(c)	07/15/20	GBP	316	$382,608
JBS USA LUX SA/JBS USA Finance, Inc.,
Gtd. Notes, 144A(a)	5.750		06/15/25		3,428	3,565,154
Gtd. Notes, 144A	5.875		07/15/24		4,945	5,093,350
Pilgrim’s Pride Corp., Gtd. Notes, 144A	5.750		03/15/25		7,406	7,702,240
Post Holdings, Inc., Gtd. Notes, 144A	5.000		08/15/26		4,775	4,977,938

						21,721,290

Forest Products & Paper 0.1%
Mercer International, Inc. (Germany), Sr. Unsec’d. Notes	7.750		12/01/22		1,849	1,897,536

Gas 0.1%
AmeriGas Partners LP/AmeriGas Finance Corp.,
Sr. Unsec’d. Notes	5.500		05/20/25		2,825	2,987,437
Sr. Unsec’d. Notes	5.625		05/20/24		1,400	1,485,750

						4,473,187

Healthcare-Services 4.0%
Acadia Healthcare Co., Inc.,
Gtd. Notes	5.125		07/01/22		1,010	1,017,575
Gtd. Notes	6.500		03/01/24		9,000	9,292,500
CHS/Community Health Systems, Inc.,
Sec’d. Notes, 144A(a)	8.125		06/30/24		13,896	10,560,960
Sr. Sec’d. Notes(a)	6.250		03/31/23		5,250	5,079,900
HCA, Inc.,
Gtd. Notes	5.375		02/01/25		1,650	1,831,500
Gtd. Notes(a)	5.875		05/01/23		1,000	1,104,375
Gtd. Notes	7.500		02/15/22		3,000	3,359,430
Gtd. Notes(a)	7.500		12/15/23		3,000	3,401,250
MEDNAX, Inc., Gtd. Notes, 144A	5.250		12/01/23		20,872	20,976,360
Molina Healthcare, Inc.,
Sr. Unsec’d. Notes	5.375		11/15/22		6,619	7,074,321
Sr. Unsec’d. Notes, 144A(a)	4.875		06/15/25		4,832	4,928,640

See Notes to Financial Statements.

PGIM Short Duration High Yield Income Fund	23

Schedule of Investments (continued)

as of August 31, 2019

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Healthcare-Services (cont’d.)
RegionalCare Hospital Partners Holdings, Inc./LifePoint Health, Inc., Gtd. Notes, 144A	9.750%	12/01/26	2,780	$2,971,125
Tenet Healthcare Corp.,
Sr. Sec’d. Notes	4.625	07/15/24	4,398	4,524,443
Sr. Sec’d. Notes	4.750	06/01/20	5,850	5,949,450
Sr. Unsec’d. Notes(a)	6.750	06/15/23	13,250	13,614,375
Sr. Unsec’d. Notes	8.125	04/01/22	20,823	22,434,700

				118,120,904

Home Builders 6.2%
Ashton Woods USA LLC/Ashton Woods Finance Co., Sr. Unsec’d. Notes, 144A	6.750	08/01/25	2,420	2,395,800
Beazer Homes USA, Inc., Gtd. Notes	8.750	03/15/22	26,468	27,625,975
Brookfield Residential Properties, Inc. (Canada),
Gtd. Notes, 144A	6.375	05/15/25	1,240	1,258,600
Gtd. Notes, 144A	6.500	12/15/20	3,213	3,217,016
Brookfield Residential Properties, Inc./Brookfield Residential US Corp. (Canada), Gtd. Notes, 144A	6.125	07/01/22	11,346	11,502,007
Forestar Group, Inc., Gtd. Notes, 144A	8.000	04/15/24	4,025	4,321,844
KB Home,
Gtd. Notes	7.000	12/15/21	3,270	3,546,740
Gtd. Notes	7.500	09/15/22	5,345	6,039,850
Gtd. Notes(a)	7.625	05/15/23	4,871	5,479,875
Lennar Corp.,
Gtd. Notes	4.125	01/15/22	8,200	8,446,000
Gtd. Notes	4.875	12/15/23	3,350	3,592,875
Gtd. Notes	6.250	12/15/21	1,382	1,463,193
M/I Homes, Inc., Gtd. Notes	6.750	01/15/21	10,175	10,314,906
Mattamy Group Corp. (Canada),
Sr. Unsec’d. Notes, 144A	6.500	10/01/25	3,727	3,950,620
Sr. Unsec’d. Notes, 144A	6.875	12/15/23	12,443	12,956,274
Meritage Homes Corp.,
Gtd. Notes	6.000	06/01/25	5,200	5,739,500
Gtd. Notes	7.000	04/01/22	990	1,086,525
New Home Co., Inc. (The), Gtd. Notes	7.250	04/01/22	13,214	12,553,300

See Notes to Financial Statements.

24

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Home Builders (cont’d.)
Taylor Morrison Communities, Inc./Taylor Morrison Holdings II, Inc.,
Gtd. Notes, 144A	5.625%	03/01/24	10,598	$11,127,900
Gtd. Notes, 144A	5.875	04/15/23	6,545	6,970,425
TRI Pointe Group, Inc., Gtd. Notes	4.875	07/01/21	8,395	8,657,344
William Lyon Homes, Inc.,
Gtd. Notes	5.875	01/31/25	400	404,000
Gtd. Notes	6.000	09/01/23	27,421	28,449,287
Gtd. Notes	7.000	08/15/22	958	960,395

				182,060,251

Home Furnishings 0.4%
Tempur Sealy International, Inc., Gtd. Notes	5.625	10/15/23	12,186	12,551,580

Housewares 0.1%
Scotts Miracle-Gro Co. (The), Gtd. Notes	6.000	10/15/23	2,988	3,094,014

Internet 0.8%
Zayo Group LLC/Zayo Capital, Inc., Gtd. Notes(a)	6.000	04/01/23	22,345	23,046,186

Iron/Steel 0.4%
Cleveland-Cliffs, Inc.,
Gtd. Notes(a)	5.750	03/01/25	519	520,297
Sr. Sec’d. Notes, 144A	4.875	01/15/24	12,092	12,333,840

				12,854,137

Lodging 1.3%
Boyd Gaming Corp., Gtd. Notes	6.000	08/15/26	3,805	4,019,031
Jack Ohio Finance LLC/Jack Ohio Finance 1 Corp.,
Sec’d. Notes, 144A	10.250	11/15/22	10,162	10,784,423
Sr. Sec’d. Notes, 144A	6.750	11/15/21	12,200	12,474,500
MGM Resorts International,
Gtd. Notes	4.625	09/01/26	3,350	3,467,250

See Notes to Financial Statements.

PGIM Short Duration High Yield Income Fund	25

Schedule of Investments (continued)

as of August 31, 2019

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Lodging (cont’d.)
MGM Resorts International, (cont’d.)
Gtd. Notes(a)	5.750%	06/15/25	6,275	$6,910,532
Gtd. Notes	6.000	03/15/23	1,350	1,485,000

				39,140,736

Machinery-Diversified 0.4%
Cloud Crane LLC, Sec’d. Notes, 144A	10.125	08/01/24	11,418	12,274,350

Media 12.2%
CCO Holdings LLC/CCO Holdings Capital Corp.,
Sr. Unsec’d. Notes	5.125	02/15/23	3,575	3,633,094
Sr. Unsec’d. Notes	5.250	09/30/22	21,560	21,775,600
Sr. Unsec’d. Notes	5.750	01/15/24	1,000	1,022,500
Sr. Unsec’d. Notes, 144A	5.125	05/01/23	24,372	24,932,556
Sr. Unsec’d. Notes, 144A	5.875	04/01/24	13,500	14,056,875
Clear Channel Worldwide Holdings, Inc.,
Gtd. Notes, 144A	9.250	02/15/24	17,553	19,242,476
Gtd. Notes, Series A	6.500	11/15/22	13,440	13,731,245
Gtd. Notes, Series B(a)	6.500	11/15/22	13,968	14,270,687
CSC Holdings LLC,
Gtd. Notes, 144A	5.375	07/15/23	13,727	14,108,062
Sr. Unsec’d. Notes, 144A	5.125	12/15/21	50,336	50,398,920
Sr. Unsec’d. Notes, 144A	5.125	12/15/21	4,402	4,407,502
Cumulus Media New Holdings, Inc., Sr. Sec’d. Notes, 144A	6.750	07/01/26	495	509,850
Diamond Sports Group LLC/Diamond Sports Finance Co., Sr. Sec’d. Notes, 144A	5.375	08/15/26	3,775	3,963,750
DISH DBS Corp.,
Gtd. Notes	5.000	03/15/23	2,243	2,200,944
Gtd. Notes(a)	5.125	05/01/20	22,757	23,013,244
Gtd. Notes(a)	5.875	07/15/22	1,642	1,699,470
Gtd. Notes(a)	5.875	11/15/24	19,639	18,682,581
Gtd. Notes(a)	6.750	06/01/21	7,524	7,925,029
Entercom Media Corp., Gtd. Notes, 144A(a)	7.250	11/01/24	4,275	4,344,469
EW Scripps Co. (The), Gtd. Notes, 144A(a)	5.125	05/15/25	9,000	9,067,500
Gray Television, Inc., Gtd. Notes, 144A	5.125	10/15/24	542	559,615

See Notes to Financial Statements.

26

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Media (cont’d.)
Mediacom Broadband LLC/Mediacom Broadband Corp., Sr. Unsec’d. Notes	5.500%	04/15/21	4,637	$4,637,000
Nexstar Broadcasting, Inc.,
Gtd. Notes, 144A(a)	5.625	08/01/24	6,155	6,401,200
Gtd. Notes, 144A(a)	6.125	02/15/22	3,950	3,999,375
Quebecor Media, Inc. (Canada), Sr. Unsec’d. Notes(a)	5.750	01/15/23	3,525	3,816,976
Radiate Holdco LLC/Radiate Finance, Inc.,
Sr. Unsec’d. Notes, 144A(a)	6.625	02/15/25	3,700	3,672,250
Sr. Unsec’d. Notes, 144A(a)	6.875	02/15/23	4,335	4,421,700
Sinclair Television Group, Inc.,
Gtd. Notes(a)	6.125	10/01/22	9,443	9,572,841
Gtd. Notes, 144A(a)	5.625	08/01/24	10,335	10,645,050
TEGNA, Inc.,
Gtd. Notes(a)	6.375	10/15/23	7,663	7,877,564
Gtd. Notes, 144A	4.875	09/15/21	11,887	11,892,943
Gtd. Notes, 144A(a)	5.500	09/15/24	2,000	2,050,000
Univision Communications, Inc.,
Sr. Sec’d. Notes, 144A(a)	5.125	05/15/23	13,910	13,736,125
Sr. Sec’d. Notes, 144A	6.750	09/15/22	23,757	24,053,962

				360,322,955

Metal Fabricate/Hardware 0.4%
Zekelman Industries, Inc., Sr. Sec’d. Notes, 144A	9.875	06/15/23	10,380	10,956,090

Mining 2.6%
Constellium SE,
Gtd. Notes, 144A	5.750	05/15/24	2,202	2,268,060
Gtd. Notes, 144A(a)	6.625	03/01/25	5,630	5,893,906
Eldorado Gold Corp. (Canada), Sec’d. Notes, 144A(a)	9.500	06/01/24	7,200	7,740,000
First Quantum Minerals Ltd. (Zambia),
Gtd. Notes, 144A	7.000	02/15/21	3,614	3,614,000
Gtd. Notes, 144A(a)	7.250	05/15/22	9,526	9,264,035
Gtd. Notes, 144A	7.250	04/01/23	3,000	2,820,000
Freeport-McMoRan, Inc.,
Gtd. Notes(a)	3.875	03/15/23	11,605	11,725,692
Gtd. Notes(a)	4.550	11/14/24	7,085	7,154,504
Gtd. Notes	6.875	02/15/23	4,265	4,497,869

See Notes to Financial Statements.

PGIM Short Duration High Yield Income Fund	27

Schedule of Investments (continued)

as of August 31, 2019

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Mining (cont’d.)
IAMGOLD Corp. (Canada), Gtd. Notes, 144A(a)	7.000%	04/15/25	6,449	$6,723,083
New Gold, Inc. (Canada), Gtd. Notes, 144A(a)	6.250	11/15/22	3,270	3,204,600
Novelis Corp., Gtd. Notes, 144A	6.250	08/15/24	11,281	11,816,847

				76,722,596

Miscellaneous Manufacturing 0.0%
FXI Holdings, Inc., Sr. Sec’d. Notes, 144A(a)	7.875	11/01/24	850	754,375

Oil & Gas 6.2%
Alta Mesa Holdings LP/Alta Mesa Finance Services Corp., Gtd. Notes	7.875	12/15/24	10,985	1,977,300
Antero Resources Corp.,
Gtd. Notes(a)	5.125	12/01/22	3,300	3,036,000
Gtd. Notes(a)	5.375	11/01/21	3,400	3,302,250
Gtd. Notes(a)	5.625	06/01/23	19,880	18,339,300
Ascent Resources Utica Holdings LLC/ARU Finance Corp., Sr. Unsec’d. Notes, 144A	10.000	04/01/22	27,282	27,350,205
Citgo Holding, Inc., Sr. Sec’d. Notes, 144A	9.250	08/01/24	7,300	7,719,750
CNX Resources Corp., Gtd. Notes	5.875	04/15/22	11,173	10,809,877
Denbury Resources, Inc., Sec’d. Notes, 144A	9.000	05/15/21	1,150	1,046,500
Endeavor Energy Resources LP/EER Finance, Inc., Sr. Unsec’d. Notes, 144A	5.500	01/30/26	6,500	6,751,875
Hilcorp Energy I LP/Hilcorp Finance Co.,
Sr. Unsec’d. Notes, 144A(a)	5.000	12/01/24	2,225	2,052,563
Sr. Unsec’d. Notes, 144A(a)	5.750	10/01/25	8,161	7,610,132
MEG Energy Corp. (Canada),
Gtd. Notes, 144A	6.375	01/30/23	24,342	23,003,190
Gtd. Notes, 144A	7.000	03/31/24	1,325	1,260,406
Nabors Industries, Inc., Gtd. Notes(a)	5.750	02/01/25	11,240	8,992,000
Precision Drilling Corp. (Canada), Gtd. Notes, 144A(a)	7.125	01/15/26	8,221	7,337,243

See Notes to Financial Statements.

28

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Oil & Gas (cont’d.)
Range Resources Corp.,
Gtd. Notes(a)	5.000%	03/15/23	10,275	$9,093,375
Gtd. Notes	5.875	07/01/22	11,194	10,718,255
Sunoco LP/Sunoco Finance Corp., Gtd. Notes	4.875	01/15/23	9,200	9,407,000
Transocean, Inc.,
Gtd. Notes, 144A(a)	7.250	11/01/25	1,200	1,092,000
Gtd. Notes, 144A(a)	7.500	01/15/26	8,325	7,596,563
WPX Energy, Inc.,
Sr. Unsec’d. Notes	6.000	01/15/22	8,325	8,553,937
Sr. Unsec’d. Notes	8.250	08/01/23	4,720	5,251,000

				182,300,721

Oil & Gas Services 0.1%
Nine Energy Service, Inc., Sr. Unsec’d. Notes, 144A	8.750	11/01/23	3,875	3,497,188

Packaging & Containers 1.2%
ARD Finance SA (Luxembourg), Sr. Sec’d. Notes, Cash coupon 7.125% or PIK 7.875%	7.125	09/15/23	17,135	17,584,794
ARD Securities Finance SARL (Luxembourg), Sr. Sec’d. Notes, 144A, Cash coupon 8.750% or PIK 8.750%	8.750	01/31/23	5,219	5,401,406
Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc. (Ireland), Sr. Sec’d. Notes, 144A	4.625	05/15/23	2,300	2,353,958
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer Lu, Sr. Sec’d. Notes	5.750	10/15/20	9,689	9,713,362

				35,053,520

Pharmaceuticals 0.9%
Bausch Health Cos., Inc.,
Gtd. Notes, 144A	5.500	03/01/23	1,137	1,148,370
Gtd. Notes, 144A(a)	6.125	04/15/25	21,325	21,964,750
Sr. Sec’d. Notes, 144A	6.500	03/15/22	2,575	2,665,897

				25,779,017

See Notes to Financial Statements.

PGIM Short Duration High Yield Income Fund	29

Schedule of Investments (continued)

as of August 31, 2019

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Pipelines 0.3%
Global Partners LP/GLP Finance Corp., Gtd. Notes	7.000%	06/15/23	4,865	$4,913,650
Tallgrass Energy Partners LP/Tallgrass Energy Finance Corp., Gtd. Notes, 144A	5.500	09/15/24	4,000	3,900,000

				8,813,650

Real Estate 0.2%
Greystar Real Estate Partners LLC, Sr. Sec’d. Notes, 144A	5.750	12/01/25	3,450	3,537,457
Howard Hughes Corp. (The), Sr. Unsec’d. Notes, 144A(a)	5.375	03/15/25	2,250	2,317,500
Hunt Cos., Inc., Sr. Sec’d. Notes, 144A	6.250	02/15/26	50	48,625

				5,903,582

Real Estate Investment Trusts (REITs) 0.8%
GLP Capital LP/GLP Financing II, Inc., Gtd. Notes(a)	5.375	11/01/23	2,130	2,307,983
SBA Communications Corp., Sr. Unsec’d. Notes(a)	4.000	10/01/22	18,915	19,246,012
VICI Properties 1 LLC/VICI FC, Inc., Sec’d. Notes(a)	8.000	10/15/23	2,730	2,982,525

				24,536,520

Retail 5.2%
Beacon Roofing Supply, Inc., Gtd. Notes	6.375	10/01/23	4,415	4,571,070
Brinker International, Inc., Gtd. Notes, 144A	5.000	10/01/24	12,508	12,883,240
Carvana Co., Gtd. Notes, 144A(a)	8.875	10/01/23	15,700	16,171,000
CEC Entertainment, Inc., Gtd. Notes(a)	8.000	02/15/22	6,925	6,578,750
Ferrellgas LP/Ferrellgas Finance Corp.,
Gtd. Notes	6.750	06/15/23	6,075	5,103,000
Sr. Unsec’d. Notes	6.500	05/01/21	2,248	1,910,800
Sr. Unsec’d. Notes	6.750	01/15/22	3,505	2,961,725

See Notes to Financial Statements.

30

Description	Interest Rate		Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (Continued)

Retail (cont’d.)
Ferrellgas Partners LP/Ferrellgas Partners Finance Corp.,
Sr. Unsec’d. Notes	8.625%		06/15/20		4,790	$3,576,693
Sr. Unsec’d. Notes(a)	8.625		06/15/20		9,025	6,738,968
Golden Nugget, Inc.,
Gtd. Notes, 144A(a)	8.750		10/01/25		7,625	7,996,719
Sr. Unsec’d. Notes, 144A	6.750		10/15/24		6,525	6,671,813
L Brands, Inc.,
Gtd. Notes	5.625		10/15/23		25,576	26,854,800
Gtd. Notes	6.625		04/01/21		8,325	8,762,062
PetSmart, Inc., Gtd. Notes, 144A	7.125		03/15/23		5,250	4,882,500
Rite Aid Corp., Gtd. Notes, 144A(a)	6.125		04/01/23		16,307	13,167,902
Sally Holdings LLC/Sally Capital, Inc.,
Gtd. Notes	5.500		11/01/23		2,717	2,757,755
Gtd. Notes(a)	5.625		12/01/25		7,745	7,764,363
Stonegate Pub Co. Financing PLC (United Kingdom),
Sr. Sec’d. Notes, 144A	4.875		03/15/22	GBP	2,675	3,323,033
Sr. Sec’d. Notes, 144A, 3 Month GBP LIBOR + 4.375%	5.163	(c)	03/15/22	GBP	1,875	2,291,785
Suburban Propane Partners LP/Suburban Energy Finance Corp., Sr. Unsec’d. Notes	5.750		03/01/25		7,942	8,061,130

						153,029,108

Software 2.5%
Infor US, Inc., Gtd. Notes	6.500		05/15/22		25,830	26,249,737
Informatica LLC, Sr. Unsec’d. Notes, 144A	7.125		07/15/23		9,322	9,485,135
RP Crown Parent LLC, Gtd. Notes, 144A	7.375		10/15/24		4,895	5,101,618
TIBCO Software, Inc., Sr. Unsec’d. Notes, 144A(a)	11.375		12/01/21		32,445	34,067,250

						74,903,740

Telecommunications 6.1%
CenturyLink, Inc.,
Sr. Unsec’d. Notes(a)	5.625		04/01/25		5,000	5,112,500
Sr. Unsec’d. Notes, Series S	6.450		06/15/21		24,250	25,553,437

See Notes to Financial Statements.

PGIM Short Duration High Yield Income Fund	31

Schedule of Investments (continued)

as of August 31, 2019

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Telecommunications (cont’d.)
CommScope Technologies LLC, Gtd. Notes, 144A	6.000%	06/15/25	9,503	$8,481,428
CommScope, Inc.,
Gtd. Notes, 144A	5.000	06/15/21	5,538	5,538,055
Gtd. Notes, 144A(a)	5.500	06/15/24	12,578	11,901,932
Sr. Sec’d. Notes, 144A	6.000	03/01/26	3,025	3,080,963
Digicel International Finance Ltd./Digicel Holdings Bermuda Ltd. (Saint Lucia), Sr. Sec’d. Notes, 144A(a)	8.750	05/25/24	12,850	12,079,000
Intelsat Jackson Holdings SA (Luxembourg), Sr. Sec’d. Notes, 144A	8.000	02/15/24	9,672	10,070,970
Iridium Communications, Inc., Sr. Unsec’d. Notes, 144A	10.250	04/15/23	13,095	14,208,075
Level 3 Financing, Inc.,
Gtd. Notes	5.125	05/01/23	8,500	8,638,465
Gtd. Notes	5.375	08/15/22	1,485	1,490,569
Gtd. Notes	5.625	02/01/23	3,475	3,534,805
Gtd. Notes	6.125	01/15/21	8,493	8,535,465
ORBCOMM, Inc., Sr. Sec’d. Notes, 144A	8.000	04/01/24	12,705	13,117,912
Sprint Communications, Inc., Sr. Unsec’d. Notes(a)	6.000	11/15/22	6,000	6,386,220
Sprint Corp.,
Gtd. Notes	7.250	09/15/21	11,720	12,607,204
Gtd. Notes	7.625	02/15/25	5,365	6,002,094
Gtd. Notes(a)	7.875	09/15/23	16,065	18,073,125
T-Mobile USA, Inc., Gtd. Notes	6.375	03/01/25	4,725	4,892,738
Xplornet Communications, Inc. (Canada), Gtd. Notes, 144A, Cash coupon 9.625% or PIK 10.625%	9.625	06/01/22	2,000	2,040,000

				181,344,957

Transportation 0.6%
XPO Logistics, Inc.,
Gtd. Notes, 144A(a)	6.125	09/01/23	4,500	4,653,000

See Notes to Financial Statements.

32

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Transportation (cont’d.)
XPO Logistics, Inc., (cont’d.)
Gtd. Notes, 144A	6.500%	06/15/22	1,301	$1,329,531
Gtd. Notes, 144A	6.750	08/15/24	10,750	11,583,125

				17,565,656

TOTAL CORPORATE BONDS (cost $2,318,694,115)				2,339,016,114

SOVEREIGN BOND 0.1%
Ecuador Government International Bond (Ecuador), Sr. Unsec’d. Notes (cost $1,132,755)	10.750	03/28/22	1,080	1,175,861

			Shares

COMMON STOCK 0.3%

Electric Utilities
GenOn Energy Holdings, Inc. (Class A Stock)^* (cost $4,592,758)			41,315	8,159,712

TOTAL LONG-TERM INVESTMENTS (cost $2,713,613,097)				2,733,559,532

SHORT-TERM INVESTMENTS 21.1%

AFFILIATED MUTUAL FUNDS
PGIM Core Ultra Short Bond Fund(w)			185,911,278	185,911,278
PGIM Institutional Money Market Fund (cost $439,118,926; includes $438,200,582 of cash collateral for securities on loan)(b)(w)			439,114,425	439,158,336

TOTAL SHORT-TERM INVESTMENTS (cost $625,030,204)				625,069,614

TOTAL INVESTMENTS 113.6% (cost $3,338,643,301)				3,358,629,146
Liabilities in excess of other assets(z) (13.6)%				(402,613,613)

NET ASSETS 100.0%				$2,956,015,533

See Notes to Financial Statements.

PGIM Short Duration High Yield Income Fund	33

Schedule of Investments (continued)

as of August 31, 2019

Below is a list of the abbreviation(s) used in the annual report:

144A—Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and, pursuant to the requirements of Rule 144A, may not be resold except to qualified institutional buyers.

EURIBOR—Euro Interbank Offered Rate

LIBOR—London Interbank Offered Rate

MTN—Medium Term Note

OTC—Over-the-counter

PIK—Payment-in-Kind

REITs—Real Estate Investment Trust

EUR—Euro

GBP—British Pound

USD—US Dollar

*	Non-income producing security.
#	Principal or notional amount is shown in U.S. dollars unless otherwise stated.
^	Indicates a Level 3 security. The aggregate value of Level 3 securities is $62,715,468 and 2.1% of net assets.
(a)

All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $429,161,155; cash collateral of $438,200,582 (included in liabilities) was received with which the Fund purchased highly liquid short-term investments.

(b)	Represents security purchased with cash collateral received for securities on loan and includes dividend reinvestment.
(c)	Variable rate instrument. The interest rate shown reflects the rate in effect at August 31, 2019.
(p)	Interest rate not available as of August 31, 2019.
(w)	PGIM Investments LLC, the manager of the Fund, also serves as manager of the PGIM Core Ultra Short Bond Fund and PGIM Institutional Money Market Fund.
(z)	Includes net unrealized appreciation/(depreciation) and/or market value of the below holdings which are excluded from the Schedule of Investments:

Futures contracts outstanding at August 31, 2019:

Number of Contracts	Type	Expiration Date	Current Notional Amount	Value / Unrealized Appreciation (Depreciation)
	Long Positions:
1,096	2 Year U.S. Treasury Notes	Dec. 2019	$236,864,438	$162,392
41	5 Year U.S. Treasury Notes	Dec. 2019	4,919,039	5,865
3	20 Year U.S. Treasury Bonds	Dec. 2019	495,750	339
2	30 Year U.S. Ultra Treasury Bonds	Dec. 2019	394,875	5,569

				174,165

	Short Positions:
14	5 Year Euro-Bobl	Dec. 2019	2,103,362	(4,397)
18	10 Year U.K. Gilt	Dec. 2019	2,941,054	(4,433)
150	10 Year U.S. Treasury Notes	Dec. 2019	19,757,813	8,628

				(202)

				$173,963

See Notes to Financial Statements.

34

Forward foreign currency exchange contracts outstanding at August 31, 2019:

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contracts:
British Pound,
Expiring 09/04/19	Morgan Stanley & Co. International PLC	GBP	4,604	$5,631,977	$5,603,098	$—	$(28,879)
Euro,
Expiring 09/04/19	Citibank, N.A.	EUR	6,798	7,562,964	7,474,345	—	(88,619)

				$13,194,941	$13,077,443	—	(117,498)

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contracts:
British Pound,
Expiring 09/04/19	Morgan Stanley & Co. International PLC	GBP	4,604	$5,728,933	$5,603,098	$125,835	$—
Expiring 10/02/19	Morgan Stanley & Co. International PLC	GBP	4,604	5,639,136	5,609,900	29,236	—
Euro,
Expiring 09/04/19	Citibank, N.A.	EUR	6,798	7,589,348	7,474,345	115,003	—
Expiring 10/02/19	Citibank, N.A.	EUR	6,798	7,579,763	7,490,466	89,297	—

				$26,537,180	$26,177,809	$359,371	$—

						$359,371	$(117,498)

Credit default swap agreements outstanding at August 31, 2019:

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Value at Trade Date	Value at August 31, 2019	Unrealized Appreciation (Depreciation)
Centrally Cleared Credit Default Swap Agreement on credit indices—Buy Protection(1):
CDX.NA.HY.32.V2	06/20/24	5.000%(Q)	52,470	$(4,235,495)	$(4,031,924)	$203,571

The Fund entered into credit default swaps (“CDS”) to provide a measure of protection against defaults or to take an active long or short position with respect to the likelihood of a particular issuer’s default or the reference entity’s credit soundness. CDS contracts generally trade based on a spread which represents the cost a protection buyer has to pay the protection seller. The protection buyer is said to be short the credit as the value of the contract rises the more the credit deteriorates. The value of the CDS contract increases for the protection buyer if the spread increases.

(1)

If the Fund is a buyer of protection, it pays the fixed rate. When a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and make delivery of the referenced obligation or underlying securities comprising the referenced

See Notes to Financial Statements.

PGIM Short Duration High Yield Income Fund	35

Schedule of Investments (continued)

as of August 31, 2019

index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.
(2)

If the Fund is a seller of protection, it receives the fixed rate. When a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

Notional amount represents the maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

Implied credit spreads, represented in absolute terms, utilized in determining the fair value of credit default swap agreements where the Fund is the seller of protection as of the reporting date serve as an indicator of the current status of the payment/ performance risk and represent the likelihood of risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include up-front payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.

Summary of Collateral for Centrally Cleared/Exchange-traded Derivatives:

Cash and securities segregated as collateral, including pending settlement for closed positions, to cover requirements for centrally cleared/exchange-traded derivatives are listed by broker as follows:

Broker	Cash and/or Foreign Currency	Securities Market Value
Citigroup Global Markets, Inc.	$2,685,000	$—

Fair Value Measurements:

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—unadjusted quoted prices generally in active markets for identical securities.

Level 2—quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.

Level 3—unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of August 31, 2019 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Bank Loans	$—	$330,652,089	$54,555,756
Corporate Bonds	—	2,339,016,114	—

See Notes to Financial Statements.

36

	Level 1	Level 2	Level 3
Investments in Securities (continued)
Sovereign Bond	$—	$1,175,861	$—
Common Stock	—	—	8,159,712
Affiliated Mutual Funds	625,069,614	—	—
Other Financial Instruments*
Futures Contracts	173,963	—	—
OTC Forward Foreign Currency Exchange Contracts	—	241,873	—
Centrally Cleared Credit Default Swap Agreement	—	203,571	—

Total	$625,243,577	$2,671,289,508	$62,715,468

The following is a reconciliation of assets in which unobservable inputs (Level 3) were used in determining fair value:

	Bank Loans	Common Stocks
Balance as of 08/31/18	$26,094,669	$—
Realized gain (loss)	1,457	—
Change in unrealized appreciation (depreciation)	(251,098)	3,715,113
Purchases/Exchanges/Issuances	31,296,048	4,444,599
Sales/Paydowns	(161,850)	—
Accrued discount/premium	38,499	—
Transfers into of Level 3	13,036,400	—
Transfers out of Level 3	(15,498,369)	—

Balance as of 08/31/19	$54,555,756	$8,159,712

Change in unrealized appreciation (depreciation) relating to securities still held at reporting period end	(251,098)	3,715,113

*

Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and centrally cleared swap contracts, which are recorded at the unrealized appreciation (depreciation) on the instrument, and OTC swap contracts which are recorded at fair value.

Level 3 securities as presented in the table above are being fair valued using pricing methodologies approved by Board, which contain unobservable inputs as follows:

Level 3 Securities	Fair Value as of August 31, 2019	Valuation Technique	Unobservable Inputs
Bank Loans	$54,555,756	Market Approach	Single Broker Indicative Quote
Common Stocks	8,159,712	Market Approach	Single Broker Indicative Quote

	$62,715,468

It is the Fund’s policy to recognize transfers in and transfers out at the fair value as of the beginning of period. Securities transferred levels as follows:

Investments in Securities	Amount Transferred	Level Transfer	Logic
Bank Loans	$15,498,369	L3 to L2	Single Broker Indicative Quote to Multiple Broker Quotes

See Notes to Financial Statements.

PGIM Short Duration High Yield Income Fund	37

Schedule of Investments (continued)

as of August 31, 2019

Investments in Securities	Amount Transferred	Level Transfer	Logic
Bank Loans	$13,036,400	L2 to L3	Multiple Broker Quotes to Single Broker Indicative Quote

Industry Classification:

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of August 31, 2019 were as follows (unaudited):

Affiliated Mutual Funds (14.8% represents investments purchased with collateral from securities on loan)	21.1%
Media	12.4
Telecommunications	9.2
Oil & Gas	6.3
Home Builders	6.2
Retail	6.1
Software	5.9
Chemicals	5.4
Healthcare-Services	4.7
Entertainment	4.0
Diversified Financial Services	3.3
Mining	2.9
Building Materials	2.7
Aerospace & Defense	2.4
Computers	2.3
Commercial Services	2.2
Electric	2.1
Lodging	1.3
Auto Parts & Equipment	1.3
Advertising	1.3
Pharmaceuticals	1.2
Packaging & Containers	1.2
Real Estate Investment Trusts (REITs)	0.8
Internet	0.8
Foods	0.7
Transportation	0.6
Auto Manufacturers	0.5

Banks	0.5%
Distribution/Wholesale	0.5
Iron/Steel	0.4
Home Furnishings	0.4
Machinery-Diversified	0.4
Metal Fabricate/Hardware	0.4
Pipelines	0.3
Agriculture	0.3
Insurance	0.3
Electric Utilities	0.3
Engineering & Construction	0.2
Real Estate	0.2
Gas	0.1
Oil & Gas Services	0.1
Housewares	0.1
Forest Products & Paper	0.1
Sovereign Bond	0.1
Electronics	0.0	*
Miscellaneous Manufacturing	0.0	*
Beverages	0.0	*

	113.6
Liabilities in excess of other assets	(13.6)

	100.0%

*	Less than +/- 0.05%

Effects of Derivative Instruments on the Financial Statements and Primary Underlying Risk Exposure:

The Fund invested in derivative instruments during the reporting period. The primary types of risk associated with these derivative instruments are credit contracts risk, foreign exchange contracts risk and interest rate contracts risk. See the Notes to Financial Statements for additional detail regarding these derivative instruments and their risks. The effect of such derivative instruments on the Fund’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

See Notes to Financial Statements.

38

Fair values of derivative instruments as of August 31, 2019 as presented in the Statement of Assets and Liabilities:

	Asset Derivatives			Liability Derivatives
Derivatives not accounted for as hedging instruments, carried at fair value	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Credit contracts	Due from/to broker-variation margin swaps	$203,571	*	—	$—
Foreign exchange contracts	Unrealized appreciation on OTC forward foreign currency exchange contracts	359,371		Unrealized depreciation on OTC forward foreign currency exchange contracts	117,498
Interest rate contracts	Due from/to broker— variation margin futures	182,793	*	Due from/to broker— variation margin futures	8,830	*

		$745,735			$126,328

*

Includes cumulative appreciation (depreciation) as reported in the schedule of open futures and centrally cleared swap contracts. Only unsettled variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

The effects of derivative instruments on the Statement of Operations for the year ended August 31, 2019 are as follows:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Futures	Forward Currency Exchange Contracts	Swaps
Credit contracts	$—	$—	$281,797
Foreign exchange contracts	—	1,078,922	—
Interest rate contracts	4,519,767	—	—

Total	$4,519,767	$1,078,922	$281,797

Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Futures	Forward Currency Exchange Contracts	Swaps
Credit contracts	$—	$—	$203,571
Foreign exchange contracts	—	(43,327)	—
Interest rate contracts	179,173	—	—

Total	$179,173	$(43,327)	$203,571

See Notes to Financial Statements.

PGIM Short Duration High Yield Income Fund	39

Schedule of Investments (continued)

as of August 31, 2019

For the year ended August 31, 2019, the Fund’s average volume of derivative activities is as follows:

Futures Contracts— Long Positions(1)	Futures Contracts— Short Positions(1)	Forward Foreign Currency Exchange Contracts—Purchased(2)
$240,861,452	$14,126,553	$17,731,110

Forward Foreign Currency Exchange Contracts—Sold(2)		Credit Default Swap Agreements— Buy Protection(1)
$34,085,811		$10,494,000

(1)	Notional Amount in USD.
(2)	Value at Settlement Date.

Financial Instruments/Transactions—Summary of Offsetting and Netting Arrangements:

The Fund invested in OTC derivatives and entered into financial instruments/transactions during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting. The information about offsetting and related netting arrangements for OTC derivatives and financial instruments/transactions, where the legal right to set-off exists, is presented in the summary below.

Offsetting of financial instrument/transaction assets and liabilities:

Description	Gross Market Value of Recognized Assets/(Liabilities)	Collateral Pledged/(Received)(2)	Net Amount
Securities on Loan	$429,161,155	$(429,161,155)	$—

Offsetting of OTC derivative assets and liabilities:

Counterparty	Gross Amounts of Recognized Assets(1)	Gross Amounts of Recognized Liabilities(1)	Net Amounts of Recognized Assets/(Liabilities)	Collateral Pledged/(Received)(2)	Net Amount
Citibank, N.A.	$204,300	$(88,619)	$115,681	$—	$115,681
Morgan Stanley & Co. International PLC	155,071	(28,879)	126,192	—	126,192

	$359,371	$(117,498)	$241,873	$—	$241,873

(1)

Includes unrealized appreciation/(depreciation) on swaps and forwards, premiums paid/(received) on swap agreements and market value of purchased and written options, as represented on the Statement of Assets and Liabilities.

(2)	Collateral amount disclosed by the Fund is limited to the market value of financial instruments/transactions and the Fund’s OTC derivative exposure by counterparty.

See Notes to Financial Statements.

40

Statement of Assets & Liabilities

as of August 31, 2019

Assets
Investments at value, including securities on loan of $429,161,155:
Unaffiliated investments (cost $2,713,613,097)	$2,733,559,532
Affiliated investments (cost $625,030,204)	625,069,614
Cash	243,118
Foreign currency, at value (cost $7,172,836)	7,137,454
Dividends and interest receivable	45,866,920
Receivable for Fund shares sold	17,562,188
Receivable for investments sold	14,670,172
Deposit with broker for centrally cleared/exchange-traded derivatives	2,685,000
Unrealized appreciation on OTC forward foreign currency exchange contracts	359,371
Due from broker—variation margin futures	89,833
Prepaid expenses	24,887

Total Assets	3,447,268,089

Liabilities
Payable to broker for collateral for securities on loan	438,200,582
Payable for investments purchased	32,493,747
Payable for Fund shares reacquired	16,124,233
Accrued expenses and other liabilities	1,433,380
Management fee payable	1,406,743
Dividends payable	1,117,748
Distribution fee payable	338,212
Unrealized depreciation on OTC forward foreign currency exchange contracts	117,498
Affiliated transfer agent fee payable	20,259
Due to broker—variation margin swaps	154

Total Liabilities	491,252,556

Net Assets	$2,956,015,533

Net assets were comprised of:
Common stock, at par	$3,294,858
Paid-in capital in excess of par	3,085,271,994
Total distributable earnings (loss)	(132,551,319)

Net assets, August 31, 2019	$2,956,015,533

See Notes to Financial Statements.

PGIM Short Duration High Yield Income Fund	41

Statement of Assets & Liabilities (continued)

as of August 31, 2019

Class A
Net asset value and redemption price per share, ($270,852,621 ÷ 30,195,686 shares of common stock issued and outstanding)	$8.97
Maximum sales charge (2.25% of offering price)	0.21

Maximum offering price to public	$9.18

Class C
Net asset value, offering price and redemption price per share,
($332,502,606 ÷ 37,071,901 shares of common stock issued and outstanding)	$8.97

Class Z
Net asset value, offering price and redemption price per share,
($2,188,123,314 ÷ 243,883,954 shares of common stock issued and outstanding)	$8.97

Class R6
Net asset value, offering price and redemption price per share,
($164,536,992 ÷ 18,334,253 shares of common stock issued and outstanding)	$8.97

See Notes to Financial Statements.

42

Statement of Operations

Year Ended August 31, 2019

Net Investment Income (Loss)
Income
Interest income	$145,293,411
Affiliated dividend income	2,857,358
Income from securities lending, net (including affiliated income of $656,612)	1,075,919

Total income	149,226,688

Expenses
Management fee	17,909,404
Distribution fee(a)	3,892,206
Transfer agent’s fees and expenses (including affiliated expense of $118,190)(a)	2,398,167
Custodian and accounting fees	235,943
Registration fees(a)	183,263
Shareholders’ reports	145,406
SEC registration fees	76,301
Directors’ fees	56,670
Audit fee	41,129
Legal fees and expenses	31,915
Miscellaneous	49,563

Total expenses	25,019,967
Less: Fee waiver and/or expense reimbursement(a)	(1,854,601)

Net expenses	23,165,366

Net investment income (loss)	126,061,322

Realized And Unrealized Gain (Loss) On Investment And Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions (including affiliated of $(5,639))	5,828,962
Futures transactions	4,519,767
Forward currency contract transactions	1,078,922
Swap agreement transactions	281,797
Foreign currency transactions	(170,092)

11,539,356

Net change in unrealized appreciation (depreciation) on:
Investments (including affiliated of $2,008)	28,856,282
Futures	179,173
Forward currency contracts	(43,327)
Swap agreements	203,571
Foreign currencies	(83,260)

29,112,439

Net gain (loss) on investment and foreign currency transactions	40,651,795

Net Increase (Decrease) In Net Assets Resulting From Operations	$166,713,117

See Notes to Financial Statements.

PGIM Short Duration High Yield Income Fund	43

Statement of Operations

Year Ended August 31, 2019

(a)	Class specific expenses and waivers were as follows:

	Class A	Class C	Class Z	Class R6
Distribution fee	631,534	3,260,672	—	—
Transfer agent’s fees and expenses	236,844	251,091	1,909,263	969
Registration fees	33,660	29,763	89,123	30,717
Fee waiver and/or expense reimbursement	(191,596)	(180,850)	(1,422,900)	(59,255)

See Notes to Financial Statements.

44

Statements of Changes in Net Assets

	Year Ended August 31,

	2019		2018
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)		$126,061,322	$109,937,229
Net realized gain (loss) on investment and foreign currency transactions		11,539,356	(5,957,898)
Net change in unrealized appreciation (depreciation) on investments and foreign currencies		29,112,439	(20,313,872)

Net increase (decrease) in net assets resulting from operations		166,713,117	83,665,459

Dividends and Distributions
Distributions from distributable earnings*
Class A		(13,829,701)	—
Class C		(15,431,122)	—
Class Z		(106,446,362)	—
Class R6		(8,165,570)	—

		(143,872,755)	—

Tax return of capital distributions
Class A		—	(718,848)
Class C		—	(721,146)
Class Z		—	(3,759,002)
Class R6		—	(215,926)

		—	(5,414,922)

Dividends from net investment income*
Class A			(15,695,003)
Class C			(15,745,175)
Class Z			(82,072,392)
Class R6			(4,714,436)

		*	(118,227,006)

Fund share transactions (Net of share conversions)
Net proceeds from shares sold		1,607,088,461	881,202,898
Net asset value of shares issued in reinvestment of dividends and distributions		126,951,425	101,932,229
Cost of shares reacquired		(1,084,977,308)	(1,061,794,781)

Net increase (decrease) in net assets from Fund share transactions		649,062,578	(78,659,654)

Total increase (decrease)		671,902,940	(118,636,123)

Net Assets:
Beginning of year		2,284,112,593	2,402,748,716

End of year(a)		$2,956,015,533	$2,284,112,593

(a) Includes undistributed/(distributions in excess of) net investment income of:	$	*	$(992,319)

*	For the year ended August 31, 2019, the disclosures have been revised to reflect revisions to Regulation S-X adopted by the SEC in 2018 (refer to Note 9).

See Notes to Financial Statements.

PGIM Short Duration High Yield Income Fund	45

Notes to Financial Statements

Prudential Investment Portfolios, Inc. 15 (the “Company”) is registered under the Investment Company Act of 1940, as amended (“1940 Act”), as a diversified open-end management investment company. The Company consists of two funds: PGIM High Yield Fund and PGIM Short Duration High Yield Income Fund. These financial statements relate only to the PGIM Short Duration High Yield Income Fund (the “Fund”).

The investment objective of the Fund is to provide a high level of current income.

1. Accounting Policies

The Fund follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification (“ASC”) Topic 946 Financial Services—Investment Companies. The following accounting policies conform to U.S. generally accepted accounting principles. The Fund consistently follows such policies in the preparation of its financial statements.

Securities Valuation: The Fund holds securities and other assets and liabilities that are fair valued at the close of each day (generally, 4:00 PM Eastern time) the New York Stock Exchange (“NYSE”) is open for trading. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Company’s Board of Directors (the “Board”) has adopted valuation procedures for security valuation under which fair valuation responsibilities have been delegated to PGIM Investments LLC (“PGIM Investments” or the “Manager”). Pursuant to the Board’s delegation, the Manager has established a Valuation Committee responsible for supervising the fair valuation of portfolio securities and other assets and liabilities. The valuation procedures permit the Fund to utilize independent pricing vendor services, quotations from market makers, and alternative valuation methods when market quotations are either not readily available or not deemed representative of fair value. A record of the Valuation Committee’s actions is subject to the Board’s review, approval, and ratification at its next regularly scheduled quarterly meeting.

For the fiscal reporting year-end, securities and other assets and liabilities were fair valued at the close of the last U.S. business day. Trading in certain foreign securities may occur when the NYSE is closed (including weekends and holidays). Because such foreign securities trade in markets that are open on weekends and U.S. holidays, the values of some of the Fund’s foreign investments may change on days when investors cannot purchase or redeem Fund shares.

Various inputs determine how the Fund’s investments are valued, all of which are categorized according to the three broad levels (Level 1, 2, or 3) detailed in the Schedule of

46

Investments and referred to herein as the “fair value hierarchy” in accordance with FASB ASC Topic 820 - Fair Value Measurements and Disclosures.

Derivative instruments, such as futures or options, that are traded on a national securities exchange are valued at the last sale price as of the close of trading on the applicable exchange where the security principally trades. Securities traded via NASDAQ are valued at the NASDAQ official closing price. To the extent these securities are valued at the last sale price or NASDAQ official closing price, they are classified as Level 1 in the fair value hierarchy. In the event that no sale or official closing price on valuation date exists, these securities are generally valued at the mean between the last reported bid and ask prices, or at the last bid price in the absence of an ask price. These securities are classified as Level 2 in the fair value hierarchy.

Investments in open-end, non-exchange-traded mutual funds are valued at their net asset values as of the close of the NYSE on the date of valuation. These securities are classified as Level 1 in the fair value hierarchy since they may be purchased or sold at their net asset values on the date of valuation.

Fixed income securities traded in the OTC market are generally classified as Level 2 in the fair value hierarchy. Such fixed income securities are typically valued using the market approach which generally involves obtaining data from an approved independent third-party vendor source. The Fund utilizes the market approach as the primary method to value securities when market prices of identical or comparable instruments are available. The third-party vendors’ valuation techniques used to derive the evaluated bid price are based on evaluating observable inputs, including but not limited to, yield curves, yield spreads, credit ratings, deal terms, tranche level attributes, default rates, cash flows, prepayment speeds, broker/dealer quotations and reported trades. Certain Level 3 securities are also valued using the market approach when obtaining a single broker quote or when utilizing transaction prices for identical securities that have been used in excess of five business days. During the reporting period, there were no changes to report with respect to the valuation approach and/or valuation techniques discussed above.

Bank loans are generally valued at prices provided by approved independent pricing vendors. The pricing vendors utilize broker/dealer quotations and provide prices based on the average of such quotations. Bank loans valued using such vendor prices are generally classified as Level 2 in the fair value hierarchy. Bank loans valued based on a single broker quote or at the original transaction price in excess of five business days are classified as Level 3 in the fair value hierarchy.

OTC and centrally cleared derivative instruments are generally classified as Level 2 in the fair value hierarchy. Such derivative instruments are typically valued using the market approach and/or income approach which generally involves obtaining data from an approved independent third-party vendor source. The Fund utilizes the market approach when quoted prices in broker-dealer markets are available but also includes consideration of alternative valuation approaches, including the income approach. In the absence of reliable

PGIM Short Duration High Yield Income Fund	47

Notes to Financial Statements (continued)

market quotations, the income approach is typically utilized for purposes of valuing derivatives such as interest rate swaps based on a discounted cash flow analysis whereby the value of the instrument is equal to the present value of its future cash inflows or outflows. Such analysis includes projecting future cash flows and determining the discount rate (including the present value factors that affect the discount rate) used to discount the future cash flows. In addition, the third-party vendors’ valuation techniques used to derive the evaluated derivative price is based on evaluating observable inputs, including but not limited to, underlying asset prices, indices, spreads, interest rates and exchange rates. Certain derivatives may be classified as Level 3 when valued using the market approach by obtaining a single broker quote or when utilizing unobservable inputs in the income approach. During the reporting period, there were no changes to report with respect to the valuation approach and/or valuation techniques discussed above.

Securities and other assets that cannot be priced according to the methods described above are valued based on pricing methodologies approved by the Board. In the event that unobservable inputs are used when determining such valuations, the securities will be classified as Level 3 in the fair value hierarchy.

When determining the fair value of securities, some of the factors influencing the valuation include: the nature of any restrictions on disposition of the securities; assessment of the general liquidity of the securities; the issuer’s financial condition and the markets in which it does business; the cost of the investment; the size of the holding and the capitalization of the issuer; the prices of any recent transactions or bids/offers for such securities or any comparable securities; any available analyst media or other reports or information deemed reliable by the Manager regarding the issuer or the markets or industry in which it operates. Using fair value to price securities may result in a value that is different from a security’s most recent closing price and from the price used by other unaffiliated mutual funds to calculate their net asset values.

Illiquid Securities: Pursuant to Rule 22e-4 under the 1940 Act, the Fund has adopted a Board approved Liquidity Risk Management Program (“LRMP”) that requires, among other things, that the Fund limit its illiquid investments that are assets to no more than 15% of net assets. Illiquid securities are those that, because of the absence of a readily available market or due to legal or contractual restrictions on resale, may not reasonably be expected to be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. The Fund may find it difficult to sell illiquid securities at the time considered most advantageous by its subadviser and may incur transaction costs that would not be incurred in the sale of securities that were freely marketable.

48

Restricted Securities: Securities acquired in unregistered, private sales from the issuing company or from an affiliate of the issuer are considered restricted as to disposition under federal securities law (“restricted securities”). Such restricted securities are valued pursuant to the valuation procedures noted above. Restricted securities that would otherwise be considered illiquid investments pursuant to the Fund’s LRMP because of legal restrictions on resale to the general public may be traded among qualified institutional buyers under Rule 144A of the Securities Act of 1933. Therefore, these Rule 144A securities, as well as commercial paper that is sold in private placements under Section 4(2) of the Securities Act of 1933, may be classified higher than “illiquid” under the LRMP (i.e. “moderately liquid” or “less liquid” investments). However, the liquidity of the Fund’s investments in restricted securities could be impaired if trading does not develop or declines.

Foreign Currency Translation: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

(i) market value of investment securities, other assets and liabilities—at the current rates of exchange;

(ii) purchases and sales of investment securities, income and expenses—at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not generally isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities held at the end of the period. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities sold during the period. Accordingly, holding period realized foreign currency gains (losses) are included in the reported net realized gains (losses) on investment transactions. Notwithstanding the above, the Fund does isolate the effect of fluctuations in foreign currency exchange rates when determining the gain (loss) upon the sale or maturity of foreign currency denominated debt obligations; such amounts are included in net realized gains (losses) on foreign currency transactions.

Additionally, net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from the disposition of holdings of foreign currencies, currency gains (losses) realized between the trade and settlement dates on forward currency transactions, and the difference between the amounts of interest, dividends and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) arise from valuing foreign currency denominated assets and liabilities (other than investments) at period end exchange rates.

Forward and Cross Currency Contracts: A forward currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The Fund

PGIM Short Duration High Yield Income Fund	49

Notes to Financial Statements (continued)

enters into forward currency contracts, as defined in the prospectus, in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings or on specific receivables and payables denominated in a foreign currency and to gain exposure to certain currencies. The contracts are valued daily at current forward exchange rates and any unrealized gain (loss) is included in net unrealized appreciation (depreciation) on forward and cross currency contracts. Gain (loss) is realized on the settlement date of the contract equal to the difference between the settlement value of the original and negotiated forward contracts. This gain (loss), if any, is included in net realized gain (loss) on forward and cross currency contract transactions. Risks may arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts. Forward currency contracts involve risks from currency exchange rate and credit risk in excess of the amounts reflected on the Statement of Assets and Liabilities. The Fund’s maximum risk of loss from counterparty credit risk is the net value of the cash flows to be received from the counterparty at the end of the contract’s life. A cross currency contract is a forward contract where a specified amount of one foreign currency will be exchanged for a specified amount of another foreign currency.

Financial Futures Contracts: A financial futures contract is an agreement to purchase (long) or sell (short) an agreed amount of securities at a set price for delivery on a future date. Upon entering into a financial futures contract, the Fund is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount. This amount is known as the “initial margin.” Subsequent payments, known as “variation margin,” are made or received by the Fund each day, depending on the daily fluctuations in the value of the underlying security. Such variation margin is recorded for financial statement purposes on a daily basis as unrealized gain (loss). When the contract expires or is closed, the gain (loss) is realized and is presented in the Statement of Operations as net realized gain (loss) on futures transactions.

The Fund invested in financial futures contracts in order to hedge its existing portfolio securities, or securities the Fund intends to purchase, against fluctuations in value caused by changes in prevailing interest rates. Should interest rates move unexpectedly, the Fund may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets. Since futures contracts are exchange-traded, there is minimal counterparty credit risk to the Fund since the exchanges’ clearinghouse acts as counterparty to all exchange-traded futures and guarantees the futures contracts against default.

Bank Loans: The Fund invested in bank loans. Bank loans include fixed and floating rate loans that are privately negotiated between a corporate borrower and one or more financial institutions, including, but not limited to, term loans, revolvers, and other instruments issued

50

in the bank loan market. The Fund may acquire interests in loans directly (by way of assignment from the selling institution) or indirectly (by way of the purchase of a participation interest from the selling institution). Under a bank loan assignment, the Fund generally will succeed to all the rights and obligations of an assigning lending institution and becomes a lender under the loan agreement with the relevant borrower in connection with that loan. Under a bank loan participation, the Fund generally will have a contractual relationship only with the lender, not with the relevant borrower. As a result, the Fund generally will have the right to receive payments of principal, interest, and any fees to which it is entitled only from the lender selling the participation and only upon receipt by the lender of the payments from the relevant borrower. The Fund may not directly benefit from the collateral supporting the debt obligation in which it has purchased the participation. As a result, the Fund will assume the credit risk of both the borrower and the institution selling the participation to the Fund.

Swap Agreements: The Fund entered into certain types of swap agreements detailed in the disclosures below. A swap agreement is an agreement to exchange the return generated by one instrument for the return generated by another instrument. Swap agreements are negotiated in the OTC market and may be executed either directly with a counterparty (“OTC-traded”) or through a central clearing facility, such as a registered exchange. Swap agreements are valued daily at current market value and any change in value is included in the net unrealized appreciation (depreciation) on swap agreements. Centrally cleared swaps pay or receive an amount known as “variation margin”, based on daily changes in the valuation of the swap contract. Any upfront premiums paid and received are shown as swap premiums paid and swap premiums received in the Statement of Assets and Liabilities. Risk of loss may exceed amounts recognized on the Statement of Assets and Liabilities. Swap agreements outstanding at period end, if any, are listed on the Schedule of Investments.

Credit Default Swaps (“CDS”): CDS involve one party (the protection buyer) making a stream of payments to another party (the protection seller) in exchange for the right to receive a specified payment in the event of a default or as a result of a default (collectively a “credit event”) for the referenced entity (typically corporate issues or sovereign issues of an emerging country) on its obligation; or in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising a credit index.

The Fund is subject to credit risk in the normal course of pursuing its investment objectives, and as such, has entered into CDS contracts to provide a measure of protection against defaults or to take an active long or short position with respect to the likelihood of a particular issuer’s default or the reference entity’s credit soundness. CDS contracts generally trade based on a spread which represents the cost a protection buyer has to pay the protection seller. The protection buyer is said to be short the credit as the value of the contract rises the more the credit deteriorates. The value of the CDS contract increases for the protection buyer if the spread increases. The Fund’s maximum risk of loss from counterparty credit risk for purchased CDS is the inability of the counterparty to honor the contract up to the notional value due to a credit event.

PGIM Short Duration High Yield Income Fund	51

Notes to Financial Statements (continued)

As a seller of protection on credit default swap agreements, the Fund generally receives an agreed upon payment from the buyer of protection throughout the term of the swap, provided no credit event occurs. As the seller, the Fund effectively increases its investment risk because, in addition to its total net assets, the Fund may be subject to investment exposure on the notional amount of the swap.

The maximum amount of the payment that the Fund, as a seller of protection, could be required to make under a credit default swap agreement would be equal to the notional amount of the underlying security or index contract as a result of a credit event. This potential amount will be partially offset by any recovery values of the respective referenced obligations, or net amounts received from the settlement of buy protection credit default swap agreements which the Fund entered into for the same referenced entity or index. As a buyer of protection, the Fund generally receives an amount up to the notional value of the swap if a credit event occurs.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements where the Fund is the seller of protection as of period end are disclosed in the footnotes to the Schedule of Investments, if applicable. These spreads serve as indicators of the current status of the payment/performance risk and represent the likelihood of default risk for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to enter into the agreement. Wider credit spreads and increased market value in absolute terms, when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.

Master Netting Arrangements: The Company, on behalf of the Fund, is subject to various Master Agreements, or netting arrangements, with select counterparties. These are agreements which a subadviser may have negotiated and entered into on behalf of all or a portion of the Fund. A master netting arrangement between the Fund and the counterparty permits the Fund to offset amounts payable by the Fund to the same counterparty against amounts to be received; and by the receipt of collateral from the counterparty by the Fund to cover the Fund’s exposure to the counterparty. However, there is no assurance that such mitigating factors are easily enforceable. In addition to master netting arrangements, the right to set-off exists when all the conditions are met such that each of the parties owes the other determinable amounts, the reporting party has the right to set-off the amount owed with the amount owed by the other party, the reporting party intends to set-off and the right of set-off is enforceable by law. During the reporting period, there was no intention to settle on a net basis and all amounts are presented on a gross basis on the Statement of Assets and Liabilities.

52

The Company, on behalf of the Fund, is a party to International Swaps and Derivatives Association, Inc. (“ISDA”) Master Agreements with certain counterparties that govern OTC derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the Fund is held in a segregated account by the Fund’s custodian and with respect to those amounts which can be sold or re-pledged, is presented in the Schedule of Investments. Collateral pledged by the Fund is segregated by the Fund’s custodian and identified in the Schedule of Investments. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the Fund and the applicable counterparty. Collateral requirements are determined based on the Fund’s net position with each counterparty. Termination events applicable to the Fund may occur upon a decline in the Fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the Fund’s counterparties to elect early termination could impact the Fund’s future derivative activity.

In addition to each instrument’s primary underlying risk exposure (e.g. interest rate, credit, equity or foreign exchange, etc.), swap agreements involve, to varying degrees, elements of credit, market and documentation risk. Such risks involve the possibility that no liquid market for these agreements will exist, the counterparty to the agreement may default on its obligation to perform or disagree on the contractual terms of the agreement, and changes in net interest rates will be unfavorable. In connection with these agreements, securities in the portfolio may be identified or received as collateral from the counterparty in accordance with the terms of the respective swap agreements to provide or receive assets of value and to serve as recourse in the event of default or bankruptcy/insolvency of either party. Such OTC derivative agreements include conditions which, when materialized, give the counterparty the right to cause an early termination of the transactions under those agreements. Any election by the counterparty for early termination of the contract(s) may impact the amounts reported on financial statements.

As of August 31, 2019, the Fund has not met conditions under such agreements which give the counterparty the right to call for an early termination.

Forward currency contracts, forward rate agreements, written options, short sales, swaps and financial futures contracts involve elements of both market and credit risk in excess of the amounts reflected on the Statement of Assets and Liabilities. Such risks may be mitigated by engaging in master netting arrangements.

PGIM Short Duration High Yield Income Fund	53

Notes to Financial Statements (continued)

Payment-In-Kind: The Fund invested in the open market or receive pursuant to debt restructuring, securities that pay-in-kind (PIK) the interest due on such debt instruments. The PIK interest, computed at the contractual rate specified, is added to the existing principal balance of the debt when issued bonds have same terms as the bond or recorded as a separate bond when terms are different from the existing debt, and is recorded as interest income.

Securities Lending: The Fund lends its portfolio securities to banks and broker-dealers. The loans are secured by collateral at least equal to the market value of the securities loaned. Collateral pledged by each borrower is invested in an affiliated money market fund and is marked to market daily, based on the previous day’s market value, such that the value of the collateral exceeds the value of the loaned securities. In the event of significant appreciation in value of securities on loan on the last business day of the reporting period, the financial statements may reflect a collateral value that is less than the market value of the loaned securities. Such shortfall is remedied as described above. Loans are subject to termination at the option of the borrower or the Fund. Upon termination of the loan, the borrower will return to the Fund securities identical to the loaned securities. Should the borrower of the securities fail financially, the Fund has the right to repurchase the securities in the open market using the collateral.

The Fund recognizes income, net of any rebate and securities lending agent fees, for lending its securities in the form of fees or interest on the investment of any cash received as collateral. The borrower receives all interest and dividends from the securities loaned and such payments are passed back to the lender in amounts equivalent thereto. The Fund also continues to recognize any unrealized gain (loss) in the market price of the securities loaned and on the change in the value of the collateral invested that may occur during the term of the loan. In addition, realized gain (loss) is recognized on changes in the value of the collateral invested upon liquidation of the collateral. Net earnings from securities lending are disclosed on the Statement of Operations as “Income from securities lending, net”.

Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized gains (losses) from investment and currency transactions are calculated on the specific identification method. Dividend income is recorded on the ex-date, or for certain foreign securities, when the Fund becomes aware of such dividends. Interest income, including amortization of premium and accretion of discount on debt securities, as required, is recorded on the accrual basis. Expenses are recorded on an accrual basis, which may require the use of certain estimates by management that may differ from actual. Net investment income or loss (other than class specific expenses and waivers, which are allocated as noted below) and unrealized and realized gains (losses) are allocated daily to each class of shares based upon the relative proportion of adjusted net assets of each class at the beginning of the day. Class specific expenses and waivers, where

54

applicable, are charged to the respective share classes. Class specific expenses include distribution fees and distribution fee waivers, shareholder servicing fees, transfer agent’s fees and expenses, registration fees and fee waivers and/or expense reimbursements, as applicable.

Taxes: It is the Fund’s policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net investment income and capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required. Withholding taxes on foreign dividends, interest and capital gains, if any, are recorded, net of reclaimable amounts, at the time the related income is earned.

Dividends and Distributions: The Fund expects to declare dividends of its net investment income daily and pay such dividends monthly. Distributions of net realized capital and currency gains, if any, are declared and paid at least annually. Dividends and distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from generally accepted accounting principles, are recorded on the ex-date. Permanent book/tax differences relating to income and gain (loss) are reclassified between total distributable earnings (loss) and paid-in capital in excess of par, as appropriate.

Estimates: The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

2. Agreements

The Company, on behalf of the Fund, has a management agreement with the Manager. Pursuant to this agreement, the Manager has responsibility for all investment advisory services and supervises the subadviser’s performance of such services. In addition, under the management agreement, the Manager provides all of the administrative functions necessary for the organization, operation and management of the Fund. The Manager administers the corporate affairs of the Fund and, in connection therewith, furnishes the Fund with office facilities, together with those ordinary clerical and bookkeeping services which are not being furnished by the Fund’s custodian and the Fund’s transfer agent. The Manager is also responsible for the staffing and management of dedicated groups of legal, marketing, compliance and related personnel necessary for the operation of the Fund. The legal, marketing, compliance and related personnel are also responsible for the management and oversight of the various service providers to the Fund, including, but not limited to, the custodian, transfer agent, and accounting agent.

The Manager has entered into a subadvisory agreement with PGIM, Inc., which provides subadvisory services to the Fund through its PGIM Fixed Income unit. The subadvisory agreement provides that PGIM, Inc. will furnish investment advisory services in connection with the management of the Fund. In connection therewith, PGIM, Inc. is obligated to keep

PGIM Short Duration High Yield Income Fund	55

Notes to Financial Statements (continued)

certain books and records of the Fund. The Manager pays for the services of PGIM, Inc., the cost of compensation of officers of the Fund, occupancy and certain clerical and bookkeeping costs of the Fund. The Fund bears all other costs and expenses.

The management fee paid to the Manager is accrued daily and payable monthly at an annual rate of 0.70% of the Fund’s average daily net assets up to $2 billion and 0.675% of the average daily net assets in excess of $2 billion. The effective management fee rate before any waivers and/or expense reimbursements was 0.69% for the year ended August 31, 2019.

The Manager has contractually agreed, through December 31, 2020, to limit total annual operating expenses after fee waivers and/or expense reimbursements to 1.00% of average daily net assets for Class A shares, 1.75% of average daily net assets for Class C shares, 0.75% of average daily net assets for Class Z shares, and 0.70% of average daily net assets for Class R6 shares. This contractual waiver excludes interest, brokerage, taxes (such as income and foreign withholding taxes, stamp duty and deferred tax expenses), acquired fund fees and expenses, extraordinary expenses, and certain other Fund expenses such as dividend and interest expense and broker charges on short sales. Where applicable, the Manager agrees to waive management fees or shared operating expenses on any share class to the same extent that it waives similar expenses on any other share class. In addition, total annual operating expenses for Class R6 shares will not exceed total annual operating expenses for Class Z shares. Fees and/or expenses waived and/or reimbursed by the Manager may be recouped by the Manager within the same fiscal year during which such waiver/reimbursement is made if such recoupment can be realized without exceeding the expense limit in effect at the time of the recoupment for that fiscal year.

The Company, on behalf of the Fund, has a distribution agreement with Prudential Investment Management Services LLC (“PIMS”), which acts as the distributor of the Class A, Class C, Class Z and Class R6 shares of the Fund. The Fund compensates PIMS for distributing and servicing the Fund’s Class A and Class C shares, pursuant to the plans of distribution (the “Distribution Plans”), regardless of expenses actually incurred by PIMS. The distribution fees are accrued daily and payable monthly. No distribution or service fees are paid to PIMS as distributor of the Class Z or Class R6 shares of the Fund.

Pursuant to the Distribution Plans, the Fund compensates PIMS for distribution related activities at an annual rate of up to 0.25% and 1% of the average daily net assets of the Class A and Class C shares, respectively.

For the year ended August 31, 2019, PIMS received $740,837 in front-end sales charges resulting from sales of Class A shares. Additionally, for the year ended August 31, 2019,

56

PIMS received $33,759 in contingent deferred sales charges imposed upon redemptions by certain Class C shareholders.

PGIM Investments, PGIM, Inc. and PIMS are indirect, wholly-owned subsidiaries of Prudential Financial, Inc. (“Prudential”).

3. Other Transactions with Affiliates

Prudential Mutual Fund Services LLC (“PMFS”), an affiliate of PGIM Investments and an indirect, wholly-owned subsidiary of Prudential, serves as the Company’s transfer agent. Transfer agent’s fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to non-affiliates, where applicable.

The Fund may invest its overnight sweep cash in the PGIM Core Ultra Short Bond Fund (the “Core Fund”), and its securities lending cash collateral in the PGIM Institutional Money Market Fund (the “Money Market Fund”), each a series of Prudential Investment Portfolios 2, registered under the 1940 Act and managed by PGIM Investments. Through the Fund’s investments in the mentioned underlying funds, PGIM Investments and/or its affiliates are paid fees or reimbursed for providing their services. Earnings from the Core Fund and Money Market Fund are disclosed on the Statement of Operations as “Affiliated dividend income” and “Income from securities lending, net”, respectively.

The Fund may enter into certain securities purchase or sale transactions under Board approved Rule 17a-7 procedures. Rule 17a-7 is an exemptive rule under the 1940 Act, that subject to certain conditions, permits purchase and sale transactions among affiliated investment companies, or between an investment company and a person that is affiliated solely by reason of having a common (or affiliated) investment adviser, common directors, and/or common officers. Pursuant to the Rule 17a-7 procedures and consistent with guidance issued by the SEC, the Company’s Chief Compliance Officer (“CCO”) prepares a quarterly summary of all such transactions for submission to the Board, together with the CCO’s written representation that all such 17a-7 transactions were effected in accordance with the Fund’s Rule 17a-7 procedures. For the year ended August 31, 2019, no 17a-7 transactions were entered into by the Fund.

4. Portfolio Securities

The aggregate cost of purchases and proceeds from sales of portfolio securities (excluding short-term investments and U.S. Government securities) for the year ended August 31, 2019, were $1,735,910,477 and $1,194,832,039, respectively.

A summary of the cost of purchases and proceeds from sales of shares of affiliated investments for the year ended August 31, 2019, is presented as follows:

PGIM Short Duration High Yield Income Fund	57

Notes to Financial Statements (continued)

Value, Beginning of Year	Cost of Purchases	Proceeds from Sales	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Value, End of Year	Shares, End of Year	Income
PGIM Core Ultra Short Bond Fund*
$74,054,732	$1,123,988,743	$1,012,132,197	$—	$—	$185,911,278	185,911,278	$2,857,358
PGIM Institutional Money Market Fund*
495,904,850	986,809,039	1,043,551,922	2,008	(5,639)	439,158,336	439,114,425	656,612	**

$569,959,582	$2,110,797,782	$2,055,684,119	$2,008	$(5,639)	$625,069,614		$3,513,970

*	The Fund did not have any capital gain distributions during the reporting period.
**	This amount is included in “Income from securities lending, net” on the Statement of Operations.

5. Distributions and Tax Information

Distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from generally accepted accounting principles, are recorded on the ex-date.

For the year ended August 31, 2019, the tax character of dividends paid by the Fund was $143,872,755 of ordinary income. For the year ended August 31, 2018, the tax character of dividends paid by the Fund were $118,227,006 of ordinary income and $5,414,922 of tax return of capital.

As of August 31, 2019, the accumulated undistributed earnings on a tax basis was $3,187,760 of ordinary income.

The United States federal income tax basis of the Fund’s investments and the net unrealized depreciation as of August 31, 2019 were as follows:

Tax Basis	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Depreciation
$3,361,326,097	$37,908,995	$(39,986,539)	$(2,077,544)

The difference between book and tax basis is primarily attributable to deferred losses on wash sales, differences in the treatment of premium amortization for book and tax purposes and other cost basis adjustments.

For federal income tax purposes, the Fund had a capital loss carryforward as of August 31, 2019 of approximately $132,541,000 which can be carried forward for an unlimited period. The Fund utilized approximately $1,714,000 of its capital loss carryforward to offset net

58

taxable gains realized in the fiscal year ended August 31, 2019. No capital gains distributions are expected to be paid to shareholders until net gains have been realized in excess of such losses.

The Manager has analyzed the Fund’s tax positions taken on federal, state and local income tax returns for all open tax years and has concluded that no provision for income tax is required in the Fund’s financial statements for the current reporting period. Since tax authorities can examine previously filed tax returns, the Fund’s U.S. federal and state tax returns for each of the four fiscal years up to the most recent fiscal year ended August 31, 2019 are subject to such review.

6. Capital and Ownership

The Fund offers Class A, Class C, Class Z and Class R6 shares. Class A shares are sold with a maximum front-end sales charge of 2.25%. Investors who purchase $1 million or more of Class A shares and sell those shares within 12 months of purchase are subject to a contingent deferred sales charge (“CDSC”) of 1.00% on sales of $1 million or more made within 12 months of purchase for purchases prior to July 15, 2019, and a CDSC of 1.00% on sales of $500,000 or more made within 12 months of purchase for purchases on or after July 15, 2019. The Class A CDSC is waived for certain retirement and/or benefit plans. A special exchange privilege is also available for shareholders who qualified to purchase Class A shares at net asset value. Class C shares are sold with a CDSC of 1% on sales made within 12 months of purchase. Class C shares will automatically convert to Class A shares on a monthly basis approximately 10 years after purchase. Class Z and Class R6 shares are not subject to any sales or redemption charge and are available exclusively for sale to a limited group of investors.

Under certain circumstances, an exchange may be made from specified share classes of the Fund to one or more other share classes of the Fund as presented in the table of transactions in shares of common stock.

The Company is authorized to issue 6 billion shares of common stock, with a par value of $0.01 per share. Of the Company’s authorized capital stock, 1,185 billion authorized shares have been allocated to the Fund and divided into five classes, designated Class A, Class C, Class R6, Class Z and Class T common stock, each of which consists of 160 million, 100 million, 150 million, 700 million and 75 million authorized shares, respectively. The Fund currently does not have any Class T shares outstanding.

As of August 31, 2019, Prudential, through its affiliated entities, including affiliated funds (if applicable), owned and 2,308,252 Class R6 shares of the Fund. At reporting period end, seven shareholders of record, each holding greater than 5% of the Fund, held 70% of the Fund’s outstanding shares.

PGIM Short Duration High Yield Income Fund	59

Notes to Financial Statements (continued)

Transactions in shares of common stock were as follows:

Class A	Shares	Amount
Year ended August 31, 2019:
Shares sold	11,528,235	$102,112,212
Shares issued in reinvestment of dividends and distributions	1,474,258	13,046,141
Shares reacquired	(10,445,976)	(91,885,274)

Net increase (decrease) in shares outstanding before conversion	2,556,517	23,273,079
Shares issued upon conversion from other share class(es)	1,053,119	9,341,086
Shares reacquired upon conversion into other share class(es)	(4,135,314)	(36,576,670)

Net increase (decrease) in shares outstanding	(525,678)	$(3,962,505)

Year ended August 31, 2018:
Shares sold	8,429,647	$75,415,197
Shares issued in reinvestment of dividends and distributions	1,736,593	15,528,712
Shares reacquired	(16,356,242)	(146,548,672)

Net increase (decrease) in shares outstanding before conversion	(6,190,002)	(55,604,763)
Shares issued upon conversion from other share class(es)	694,329	6,206,627
Shares reacquired upon conversion into other share class(es)	(3,589,822)	(32,068,644)

Net increase (decrease) in shares outstanding	(9,085,495)	$(81,466,780)

Class C
Year ended August 31, 2019:
Shares sold	8,005,611	$70,818,384
Shares issued in reinvestment of dividends and distributions	1,607,284	14,222,040
Shares reacquired	(8,332,369)	(73,544,160)

Net increase (decrease) in shares outstanding before conversion	1,280,526	11,496,264
Shares reacquired upon conversion into other share class(es)	(1,773,483)	(15,723,232)

Net increase (decrease) in shares outstanding	(492,957)	$(4,226,968)

Year ended August 31, 2018:
Shares sold	6,948,165	$62,231,411
Shares issued in reinvestment of dividends and distributions	1,614,952	14,435,461
Shares reacquired	(10,734,529)	(96,006,947)

Net increase (decrease) in shares outstanding before conversion	(2,171,412)	(19,340,075)
Shares reacquired upon conversion into other share class(es)	(1,603,212)	(14,374,275)

Net increase (decrease) in shares outstanding	(3,774,624)	$(33,714,350)

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Class Z	Shares	Amount
Year ended August 31, 2019:
Shares sold	147,565,528	$1,306,227,248
Shares issued in reinvestment of dividends and distributions	10,737,610	95,124,237
Shares reacquired	(94,810,133)	(836,533,352)

Net increase (decrease) in shares outstanding before conversion	63,493,005	564,818,133
Shares issued upon conversion from other share class(es)	5,553,893	49,156,975
Shares reacquired upon conversion into other share class(es)	(749,213)	(6,640,643)

Net increase (decrease) in shares outstanding	68,297,685	$607,334,465

Year ended August 31, 2018:
Shares sold	75,528,215	$675,650,511
Shares issued in reinvestment of dividends and distributions	7,779,964	69,552,364
Shares reacquired	(82,452,080)	(738,142,728)

Net increase (decrease) in shares outstanding before conversion	856,099	7,060,147
Shares issued upon conversion from other share class(es)	5,076,870	45,399,311
Shares reacquired upon conversion into other share class(es)	(7,979,711)	(71,238,497)

Net increase (decrease) in shares outstanding	(2,046,742)	$(18,779,039)

Class R6
Year ended August 31, 2019:
Shares sold	14,530,956	$127,930,617
Shares issued in reinvestment of dividends and distributions	514,087	4,559,007
Shares reacquired	(9,383,081)	(83,014,522)

Net increase (decrease) in shares outstanding before conversion	5,661,962	49,475,102
Shares issued upon conversion from other share class(es)	50,196	442,484

Net increase (decrease) in shares outstanding	5,712,158	$49,917,586

Year ended August 31, 2018:
Shares sold	7,588,059	$67,905,779
Shares issued in reinvestment of dividends and distributions	270,353	2,415,692
Shares reacquired	(9,075,595)	(81,096,434)

Net increase (decrease) in shares outstanding before conversion	(1,217,183)	(10,774,963)
Shares issued upon conversion from other share class(es)	7,406,338	66,118,936
Shares reacquired upon conversion into other share class(es)	(4,879)	(43,458)

Net increase (decrease) in shares outstanding	6,184,276	$55,300,515

7. Borrowings

The Company, on behalf of the Fund, along with other affiliated registered investment companies (the “Funds”), is a party to a Syndicated Credit Agreement (“SCA”) with a group of banks. The purpose of the SCA is to provide an alternative source of temporary funding for capital share redemptions. The SCA provides for a commitment of $900 million for the period October 4, 2018 through October 3, 2019. The Funds pay an annualized commitment fee of 0.15% of the unused portion of the SCA. The Fund’s portion of the commitment fee for the unused amount, allocated based upon a method approved by the Board, is accrued daily and paid quarterly. Prior to October 4, 2018, the Funds had another SCA that provided a commitment of $900 million and the Funds paid an annualized commitment fee of 0.15% of the unused portion of the SCA. The interest on borrowings under both SCAs is paid monthly and at a per annum interest rate of 1.25% plus the higher of (1) the effective federal funds rate, (2) the one-month LIBOR rate or (3) zero percent.

PGIM Short Duration High Yield Income Fund	61

Notes to Financial Statements (continued)

Subsequent to the reporting period end, the SCA has been renewed effective October 3, 2019 and will continue to provide a commitment of $900 million through October 1, 2020. The commitment fee paid by the Funds will continue to be 0.15% of the unused portion of the SCA. The interest on borrowings under the renewed SCA will be paid monthly and at a per annum interest rate of 1.20% plus the higher of (1) the effective federal funds rate, (2) the one-month LIBOR rate or (3) zero percent.

Certain affiliated registered investment companies that are parties to the SCA include portfolios that are subject to a predetermined mathematical formula used to manage certain benefit guarantees offered under variable annuity contracts. The formula may result in large scale asset flows into and out of these portfolios. Consequently, these portfolios may be more likely to utilize the SCA for purposes of funding redemptions. It may be possible for those portfolios to fully exhaust the committed amount of the SCA, thereby requiring the Manager to allocate available funding per a Board-approved methodology designed to treat the Funds in the SCA equitably.

The Fund did not utilize the SCA during the year ended August 31, 2019.

8. Risks of Investing in the Fund

The Fund’s risks include, but are not limited to, some or all of the risks discussed below:

Bond Obligations Risk: The Fund’s holdings, share price, yield and total return may fluctuate in response to bond market movements. The value of bonds may decline for issuer-related reasons, including management performance, financial leverage and reduced demand for the issuer’s goods and services. Certain types of fixed-income obligations also may be subject to “call and redemption risk,” which is the risk that the issuer may call a bond held by the Fund for redemption before it matures and the Fund may not be able to reinvest at the same level and therefore would earn less income.

Derivatives Risk: Derivatives involve special risks and costs and may result in losses to the Fund. The successful use of derivatives requires sophisticated management, and, to the extent that derivatives are used, the Fund will depend on the subadviser’s ability to analyze and manage derivative transactions. The prices of derivatives may move in unexpected ways, especially in abnormal market conditions. Some derivatives are “leveraged” and therefore may magnify or otherwise increase investment losses to the Fund. Other risks arise from the potential inability to terminate or sell derivatives positions. A liquid secondary market may not always exist for the Fund’s derivatives positions. In fact, many OTC derivative instruments will not have liquidity beyond the counterparty to the instrument. OTC derivative instruments also involve the risk that the other party will not meet its obligations to the Fund.

62

Foreign Securities Risk: The Fund’s investments in securities of foreign issuers or issuers with significant exposure to foreign markets involve additional risk. Foreign countries in which the Fund may invest may have markets that are less liquid, less regulated and more volatile than US markets. The value of the Fund’s investments may decline because of factors affecting the particular issuer as well as foreign markets and issuers generally, such as unfavorable government actions, and political or financial instability.

Interest Rate Risk: The value of an investment may go down when interest rates rise. A rise in rates tends to have a greater impact on the prices of longer term or duration securities. When interest rates fall, the issuers of debt obligations may prepay principal more quickly than expected, and the Fund may be required to reinvest the proceeds at a lower interest rate. This is referred to as “prepayment risk.” When interest rates rise, debt obligations may be repaid more slowly than expected, and the value of the Fund’s holdings may fall sharply. This is referred to as “extension risk. The Fund may face a heightened level of interest rate risk as a result of the U.S. Federal Reserve Board’s policies. The Fund’s investments may lose value if short-term or long-term interest rates rise sharply or in a manner not anticipated by the subadviser.

Junk Bonds Risks: High-yield, high-risk bonds have predominantly speculative characteristics, including particularly high credit risk. Junk bonds tend to be less liquid than higher-rated securities. The liquidity of particular issuers or industries within a particular investment category may shrink or disappear suddenly and without warning. The non-investment grade bond market can experience sudden and sharp price swings and become illiquid due to a variety of factors, including changes in economic forecasts, stock market activity, large sustained sales by major investors, a high profile default or a change in the market’s psychology.

Liquidity Risk: The Fund may invest in instruments that trade in lower volumes and are less liquid than other investments. Liquidity risk exists when particular investments made by the Fund are difficult to purchase or sell. Liquidity risk includes the risk that the Fund may make investments that may become less liquid in response to market developments or adverse investor perceptions. Investments that are illiquid or that trade in lower volumes may be more difficult to value. If the Fund is forced to sell these investments to pay redemption proceeds or for other reasons, the Fund may lose money. In addition, when there is no willing buyer and investments may not reasonably be expected to be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment, the Fund may incur higher transaction costs when executing trade orders of a given size. The reduction in dealer market-making capacity in the fixed-income markets that has occurred in recent years also has the potential to reduce liquidity. An inability to sell a portfolio position can adversely affect the Fund’s value or prevent the Fund from being able to take advantage of other investment opportunities.

Market and Credit Risk: Securities markets may be volatile and the market prices of the Fund’s securities may decline. Securities fluctuate in price based on changes in an issuer’s

PGIM Short Duration High Yield Income Fund	63

Notes to Financial Statements (continued)

financial condition and overall market and economic conditions. If the market prices of the securities owned by the Fund fall, the value of an investment in the Fund will decline. Additionally, the Fund may also be exposed to credit risk in the event that an issuer or guarantor fails to perform or that an institution or entity with which the Fund has unsettled or open transactions defaults.

Risks of Investments in Bank Loans: The Fund’s ability to receive payments of principal and interest and other amounts in connection with loans (whether through participations, assignments or otherwise) will depend primarily on the financial condition of the borrower. The failure by the Fund’s scheduled interest or principal payments on a loan because of a default, bankruptcy or any other reason would adversely affect the income of the Fund and would likely reduce the value of its assets. Even with loans secured by collateral, there is the risk that the value of the collateral may decline, may be insufficient to meet the obligations of the borrower, or be difficult to liquidate. In the event of a default, the Fund may have difficulty collecting on any collateral and would not have the ability to collect on any collateral for an uncollateralized loan. Further, the Fund’s access to collateral, if any, may be limited by bankruptcy laws.

9. Recent Accounting Pronouncements and Reporting Updates

In August 2018, the Securities and Exchange Commission (the “SEC”) adopted amendments to Regulation S-X to update and simplify the disclosure requirements for registered investment companies by eliminating requirements that are redundant or duplicative of US GAAP requirements or other SEC disclosure requirements. The new amendments require the presentation of the total, rather than the components, of distributable earnings on the Statement of Assets and Liabilities and the total, rather than the components, of dividends from net investment income and distributions from net realized gains on the Statements of Changes in Net Assets. The amendments also removed the requirement for the parenthetical disclosure of undistributed net investment income on the Statements of Changes in Net Assets and certain tax adjustments that were reflected in the Notes to Financial Statements. The Manager has adopted the amendments and reflected them in the Fund’s financial statements.

In August 2018, the FASB issued Accounting Standards Update (“ASU”) No. 2018-13, which changes certain fair value measurement disclosure requirements. The new ASU, in addition to other modifications and additions, removes the requirement to disclose the amount and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy, and the Fund’s policy for the timing of transfers between levels. The amendments are effective for financial statements issued for fiscal years beginning after December 15, 2019, and interim periods within those fiscal years. The Manager has evaluated the implications of certain provisions of the ASU and has determined to early adopt aspects related to the

64

removal and modification of certain fair value measurement disclosures under the ASU effective immediately. The Manager continues to evaluate certain other provisions of the ASU and does not expect a material impact to financial statement disclosures.

PGIM Short Duration High Yield Income Fund	65

Financial Highlights

Class A Shares
	Year Ended August 31,
	2019(a)	2018(a)	2017(a)	2016(a)	2015
Per Share Operating Performance:
Net Asset Value, Beginning of Year	$8.90	$9.06	$9.16	$9.21	$9.73
Income (loss) from investment operations:
Net investment income (loss)	0.43	0.43	0.42	0.42	0.44
Net realized and unrealized gain (loss) on investment and foreign currency transactions	0.12	(0.10)	(0.01)	0.08	(0.37)
Total from investment operations	0.55	0.33	0.41	0.50	0.07
Less Dividends and Distributions:
Dividends from net investment income	(0.48)	(0.47)	(0.51)	(0.55)	(0.59)
Tax return of capital distributions	-	(0.02)	-	-	-
Total dividends and distributions	(0.48)	(0.49)	(0.51)	(0.55)	(0.59)
Net asset value, end of year	$8.97	$8.90	$9.06	$9.16	$9.21
Total Return(b):	6.43%	3.73%	4.65%	5.68%	0.72%

Ratios/Supplemental Data:
Net assets, end of year (000)	$270,853	$273,521	$360,573	$560,800	$366,345
Average net assets (000)	$252,620	$303,566	$462,309	$425,721	$381,350
Ratios to average net assets(c)(d)(e):
Expenses after waivers and/or expense reimbursement	1.00%	1.00%	1.04%	1.08%	1.11%
Expenses before waivers and/or expense reimbursement	1.08%	1.07%	1.07%	1.08%	1.14%
Net investment income (loss)	4.81%	4.80%	4.67%	4.67%	4.70%
Portfolio turnover rate(f)	49%	67%	66%	58%	56%

(a)	Calculated based on average shares outstanding during the year.
(b)

Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(c)	Effective September 1, 2017, class specific expenses include transfer agent fees and expenses and registration fees, which are charged to their respective share class.
(d)	Does not include expenses of the underlying funds in which the Fund invests.
(e)

Effective March 9, 2015, the contractual distribution and service (12b-1) fees were reduced from 0.30% to 0.25% of the average daily net assets and the 0.05% contractual 12b-1 fee waiver was terminated.

(f)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

66

Class C Shares
	Year Ended August 31,
	2019(a)	2018(a)	2017(a)	2016(a)	2015
Per Share Operating Performance:
Net Asset Value, Beginning of Year	$8.90	$9.06	$9.15	$9.21	$9.73
Income (loss) from investment operations:
Net investment income (loss)	0.36	0.36	0.36	0.36	0.37
Net realized and unrealized gain (loss) on investment and foreign currency transactions	0.13	(0.10)	(0.01)	0.06	(0.37)
Total from investment operations	0.49	0.26	0.35	0.42	-
Less Dividends and Distributions:
Dividends from net investment income	(0.42)	(0.40)	(0.44)	(0.48)	(0.52)
Tax return of capital distributions	-	(0.02)	-	-	-
Total dividends and distributions	(0.42)	(0.42)	(0.44)	(0.48)	(0.52)
Net asset value, end of year	$8.97	$8.90	$9.06	$9.15	$9.21
Total Return(b):	5.64%	2.95%	3.98%	4.78%	(0.02)%

Ratios/Supplemental Data:
Net assets, end of year (000)	$332,503	$334,430	$374,417	$372,754	$286,999
Average net assets (000)	$326,067	$353,409	$377,098	$304,363	$298,555
Ratios to average net assets(c)(d):
Expenses after waivers and/or expense reimbursement	1.75%	1.75%	1.78%	1.83%	1.86%
Expenses before waivers and/or expense reimbursement	1.81%	1.81%	1.83%	1.83%	1.86%
Net investment income (loss)	4.06%	4.05%	3.92%	3.94%	3.95%
Portfolio turnover rate(e)	49%	67%	66%	58%	56%

(a)	Calculated based on average shares outstanding during the year.
(b)

Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(c)	Effective September 1, 2017, class specific expenses include transfer agent fees and expenses and registration fees, which are charged to their respective share class.
(d)	Does not include expenses of the underlying funds in which the Fund invests.
(e)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

PGIM Short Duration High Yield Income Fund	67

Financial Highlights (continued)

Class Z Shares
	Year Ended August 31,
	2019(a)	2018(a)	2017(a)	2016(a)	2015
Per Share Operating Performance:
Net Asset Value, Beginning of Year	$8.91	$9.06	$9.16	$9.21	$9.73
Income (loss) from investment operations:
Net investment income (loss)	0.45	0.45	0.45	0.44	0.47
Net realized and unrealized gain (loss) on investment and foreign currency transactions	0.12	(0.09)	(0.01)	0.08	(0.38)
Total from investment operations	0.57	0.36	0.44	0.52	0.09
Less Dividends and Distributions:
Dividends from net investment income	(0.51)	(0.49)	(0.54)	(0.57)	(0.61)
Tax return of capital distributions	-	(0.02)	-	-	-
Total dividends and distributions	(0.51)	(0.51)	(0.54)	(0.57)	(0.61)
Net asset value, end of year	$8.97	$8.91	$9.06	$9.16	$9.21
Total Return(b):	6.57%	4.11%	4.91%	5.94%	0.98%

Ratios/Supplemental Data:
Net assets, end of year (000)	$2,188,123	$1,563,724	$1,609,403	$1,201,161	$656,491
Average net assets (000)	$1,859,209	$1,517,050	$1,414,559	$818,901	$675,793
Ratios to average net assets(c)(d):
Expenses after waivers and/or expense reimbursement	0.75%	0.75%	0.78%	0.83%	0.86%
Expenses before waivers and/or expense reimbursement	0.83%	0.83%	0.83%	0.83%	0.86%
Net investment income (loss)	5.03%	5.05%	4.92%	4.90%	4.96%
Portfolio turnover rate(e)	49%	67%	66%	58%	56%

(a)	Calculated based on average shares outstanding during the year.
(b)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(c)	Effective September 1, 2017, class specific expenses include transfer agent fees and expenses and registration fees, which are charged to their respective share class.
(d)	Does not include expenses of the underlying funds in which the Fund invests.
(e)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

68

Class R6 Shares
	Year Ended August 31,				October 27, 2014(a) through August 31, 2015
	2019(b)	2018(b)	2017(b)	2016(b)
Per Share Operating Performance:
Net Asset Value, Beginning of Period	$8.91	$9.06	$9.16	$9.22	$9.59
Income (loss) from investment operations:
Net investment income (loss)	0.45	0.46	0.45	0.45	0.39
Net realized and unrealized gain (loss) on investment and foreign currency transactions	0.12	(0.10)	(0.01)	0.07	(0.24)
Total from investment operations	0.57	0.36	0.44	0.52	0.15
Less Dividends and Distributions:
Dividends from net investment income	(0.51)	(0.49)	(0.54)	(0.58)	(0.52)
Tax return of capital distributions	-	(0.02)	-	-	-
Total dividends and distributions	(0.51)	(0.51)	(0.54)	(0.58)	(0.52)
Net asset value, end of period	$8.97	$8.91	$9.06	$9.16	$9.22
Total Return(c):	6.63%	4.15%	4.97%	5.92%	1.65%

Ratios/Supplemental Data:
Net assets, end of period (000)	$164,537	$112,437	$58,356	$25,252	$16,690
Average net assets (000)	$141,275	$86,373	$46,030	$29,782	$15,387
Ratios to average net assets(d)(e):
Expenses after waivers and/or expense reimbursement	0.70%	0.70%	0.71%	0.74%	0.77%	(f)
Expenses before waivers and/or expense reimbursement	0.74%	0.75%	0.72%	0.74%	0.77%	(f)
Net investment income (loss)	5.08%	5.10%	4.97%	4.99%	4.77%	(f)
Portfolio turnover rate(g)	49%	67%	66%	58%	56%

(a)	Commencement of offering.
(b)	Calculated based on average shares outstanding during the year.
(c)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than one full year are not annualized.

(d)	Effective September 1, 2017, class specific expenses include transfer agent fees and expenses and registration fees, which are charged to their respective share class.
(e)	Does not include expenses of the underlying funds in which the Fund invests.
(f)	Annualized.
(g)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

PGIM Short Duration High Yield Income Fund	69

Report of Independent Registered Public Accounting Firm

To the Shareholders of PGIM Short Duration High Yield Income Fund and Board of Directors

Prudential Investment Portfolios, Inc. 15:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of PGIM Short Duration High Yield Income Fund, a series of Prudential Investment Portfolios, Inc. 15, (the Fund), including the schedule of investments, as of August 31, 2019, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period ended August 31, 2019, and the related notes (collectively, the financial statements) and the financial highlights for the years or period indicated therein. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of August 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period ended August 31, 2019, and the financial highlights for the years or period indicated therein, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of August 31, 2019, by correspondence with the custodian, transfer agent, and brokers, or by other appropriate auditing procedures when replies were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more PGIM and/or Prudential Retail investment companies since 2003.

New York, New York

October 18, 2019

70

Tax Information (unaudited)

For the year ended August 31, 2019, the Fund reports the maximum amount allowable but not less than 82.39% as interest related dividends in accordance with Section 871(k)(1) and 881(e)(1) of the Internal Revenue Code.

In January 2020, you will be advised on IRS Form 1099-DIV or substitute 1099-DIV, as to the federal tax status of dividends received by you in calendar year 2019.

PGIM Short Duration High Yield Income Fund	71

INFORMATION ABOUT BOARD MEMBERS AND OFFICERS (unaudited)

Information about Board Members and Officers of the Fund is set forth below. Board Members who are not deemed to be “interested persons” of the Fund, as defined in the 1940 Act, are referred to as “Independent Board Members.” Board Members who are deemed to be “interested persons” of the Fund are referred to as “Interested Board Members.” The Board Members are responsible for the overall supervision of the operations of the Fund and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Board in turn elects the Officers, who are responsible for administering the day-to-day operations of the Fund.

Independent Board Members

Name Date of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Ellen S. Alberding 3/11/58 Board Member Portfolios Overseen: 96

President and Board Member, The Joyce Foundation (charitable foundation) (since 2002); Vice Chair, City Colleges of Chicago (community college system) (2011-2015); Trustee, National Park Foundation (charitable foundation for national park system) (2009-2018); Trustee, Economic Club of Chicago (since 2009); Trustee, Loyola University (since 2018).

		None.	Since September 2013

Kevin J. Bannon 7/13/52 Board Member Portfolios Overseen: 96

Retired; Managing Director (April 2008-May 2015) and Chief Investment Officer (October 2008-November 2013) of Highmount Capital LLC (registered investment adviser); formerly Executive Vice President and Chief Investment Officer (April 1993-August 2007) of Bank of New York Company; President (May 2003-May 2007) of BNY Hamilton Family of Mutual Funds.

		Director of Urstadt Biddle Properties (equity real estate investment trust) (since September 2008).	Since July 2008

PGIM Short Duration High Yield Income Fund

Independent Board Members

Name Date of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Linda W. Bynoe 7/9/52 Board Member Portfolios Overseen: 96	President and Chief Executive Officer (since March 1995) and formerly Chief Operating Officer (December 1989-February 1995) of Telemat Ltd. (management consulting); formerly Vice President (January 1985-June 1989) at Morgan Stanley & Co. (broker-dealer).	Director of Anixter International, Inc. (communication products distributor) (since January 2006); Director of Northern Trust Corporation (financial services) (since April 2006); Trustee of Equity Residential (residential real estate) (since December 2009).	Since March 2005

Barry H. Evans 11/2/60 Board Member Portfolios Overseen: 95	Retired; formerly President (2005 – 2016), Global Chief Operating Officer (2014– 2016), Chief Investment Officer – Global Head of Fixed Income (1998-2014), and various portfolio manager roles (1986-2006), Manulife Asset Management U.S.	Formerly Director, Manulife Trust Company (2011-2018); formerly Director, Manulife Asset Management Limited (2015-2017); formerly Chairman of the Board of Directors of Manulife Asset Management U.S. (2005-2016); formerly Chairman of the Board, Declaration Investment Management and Research (2008-2016).	Since September 2017

Keith F. Hartstein 10/13/56 Board Member & Independent Chair Portfolios Overseen: 96	Retired; Member (since November 2014) of the Governing Council of the Independent Directors Council (organization of independent mutual fund directors); formerly President and Chief Executive Officer (2005-2012), Senior Vice President (2004-2005), Senior Vice President of Sales and Marketing (1997-2004), and various executive management positions (1990-1997), John Hancock Funds, LLC (asset management); Chairman, Investment Company Institute’s Sales Force Marketing Committee (2003-2008).	None.	Since September 2013

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Independent Board Members

Name Date of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Laurie Simon Hodrick 9/29/62 Board Member Portfolios Overseen: 95	A. Barton Hepburn Professor Emerita of Economics in the Faculty of Business, Columbia Business School (since 2018); Visiting Professor of Law, Stanford Law School (since 2015); Visiting Fellow at the Hoover Institution, Stanford University (since 2015); Sole Member, ReidCourt LLC (since 2008) (a consulting firm); formerly A. Barton Hepburn Professor of Economics in the Faculty of Business, Columbia Business School (1996-2017); formerly Managing Director, Global Head of Alternative Investment Strategies, Deutsche Bank (2006-2008).	Independent Director, Synnex Corporation (since April 2019) (information technology); Independent Director, Kabbage, Inc. (since July 2018) (financial services); Independent Director, Corporate Capital Trust (2017-2018) (a business development company).	Since September 2017

Michael S. Hyland, CFA 10/4/45 Board Member Portfolios Overseen: 96	Retired (since February 2005); formerly Senior Managing Director (July 2001-February 2005) of Bear Stearns & Co, Inc.; Global Partner, INVESCO (1999-2001); Managing Director and President of Salomon Brothers Asset Management (1989-1999).	None.	Since July 2008

Brian K. Reid 9/22/61 Board Member Portfolios Overseen: 95	Retired; formerly Chief Economist for the Investment Company Institute (ICI) (2005-2017); formerly Senior Economist and Director of Industry and Financial Analysis at the ICI (1998-2004); formerly Senior Economist, Industry and Financial Analysis at the ICI (1996-1998); formerly Staff Economist at the Federal Reserve Board (1989-1996); Director, ICI Mutual Insurance Company (2012-2017).	None.	Since March 2018

PGIM Short Duration High Yield Income Fund

Independent Board Members

Name Date of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Grace C. Torres 6/28/59 Board Member Portfolios Overseen: 95

Retired; formerly Treasurer and Principal Financial and Accounting Officer of the PGIM Funds, Target Funds, Advanced Series Trust, Prudential Variable Contract Accounts and The Prudential Series Fund (1998-June 2014); Assistant Treasurer (March 1999-June 2014) and Senior Vice President (September 1999-June 2014) of PGIM Investments LLC; Assistant Treasurer (May 2003-June 2014) and Vice President (June 2005-June 2014) of AST Investment Services, Inc.; Senior Vice President and Assistant Treasurer (May 2003-June 2014) of Prudential Annuities Advisory Services, Inc.

		Formerly Director (July 2015-January 2018) of Sun Bancorp, Inc. N.A. and Sun National Bank; Director (since January 2018) of OceanFirst Financial Corp. and OceanFirst Bank.	Since November 2014

Interested Board Members

Name Date of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Stuart S. Parker 10/5/62 Board Member & President Portfolios Overseen: 96

President of PGIM Investments LLC (formerly known as Prudential Investments LLC) (since January 2012); Executive Vice President of Prudential Investment Management Services LLC (since December 2012); formerly Executive Vice President of Jennison Associates LLC and Head of Retail Distribution of PGIM Investments LLC (June 2005-December 2011).

		None.	Since January 2012

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Interested Board Members

Name Date of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Scott E. Benjamin 5/21/73 Board Member & Vice President Portfolios Overseen:96	Executive Vice President (since June 2009) of PGIM Investments LLC; Executive Vice President (June 2009-June 2012) and Vice President (since June 2012) of Prudential Investment Management Services LLC; Executive Vice President (since September 2009) of AST Investment Services, Inc.; Senior Vice President of Product Development and Marketing, PGIM Investments (since February 2006); formerly Vice President of Product Development and Product Management, PGIM Investments LLC (2003-2006).	None.	Since March 2010

Fund Officers(a)

Name Date of Birth Fund Position	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer

Raymond A. O’Hara 9/11/55 Chief Legal Officer	Vice President and Corporate Counsel (since July 2010) of Prudential Insurance Company of America (Prudential); Vice President (March 2011-Present) of Pruco Life Insurance Company and Pruco Life Insurance Company of New Jersey; Vice President and Corporate Counsel (March 2011-Present) of Prudential Annuities Life Assurance Corporation; Chief Legal Officer of PGIM Investments LLC (since June 2012); Chief Legal Officer of Prudential Mutual Fund Services LLC (since June 2012) and Corporate Counsel of AST Investment Services, Inc. (since June 2012); formerly Assistant Vice President and Corporate Counsel (September 2008-July 2010) of The Hartford Financial Services Group, Inc.; formerly Associate (September 1980-December 1987) and Partner (January 1988–August 2008) of Blazzard & Hasenauer, P.C. (formerly, Blazzard, Grodd & Hasenauer, P.C.).	Since June 2012

PGIM Short Duration High Yield Income Fund

Fund Officers(a)

Name Date of Birth Fund Position	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer

Dino Capasso 8/19/74 Chief Compliance Officer	Chief Compliance Officer (July 2019-Present) of PGIM Investments LLC; Chief Compliance Officer (July 2019-Present) of the PGIM Funds, Target Funds, Advanced Series Trust, The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc., PGIM Global High Yield Fund, Inc., and PGIM High Yield Bond Fund, Inc.; Vice President and Deputy Chief Compliance Officer (June 2017-2019) of PGIM Investments LLC; formerly, Senior Vice President and Senior Counsel (January 2016-June 2017), and Vice President and Counsel (February 2012-December 2015) of Pacific Investment Management Company LLC.	Since March 2018

Andrew R. French 12/22/62 Secretary	Vice President of PGIM Investments LLC (December 2018-Present); formerly Vice President and Corporate Counsel (February 2010-December 2018) of Prudential; formerly Director and Corporate Counsel (2006-2010) of Prudential; Vice President and Assistant Secretary (since January 2007) of PGIM Investments LLC; Vice President and Assistant Secretary (since January 2007) of Prudential Mutual Fund Services LLC.	Since October 2006

Jonathan D. Shain 8/9/58 Assistant Secretary	Vice President and Corporate Counsel (since August 1998) of Prudential; Vice President and Assistant Secretary (since May 2001) of PGIM Investments LLC; Vice President and Assistant Secretary (since February 2001) of Prudential Mutual Fund Services LLC; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.	Since May 2005

Claudia DiGiacomo 10/14/74 Assistant Secretary	Vice President and Corporate Counsel (since January 2005) of Prudential; Vice President and Assistant Secretary of PGIM Investments LLC (since December 2005); formerly Associate at Sidley Austin Brown & Wood LLP (1999-2004).	Since December 2005

Diana N. Huffman 4/14/82 Assistant Secretary	Vice President and Corporate Counsel (since September 2015) of Prudential; formerly Associate at Willkie Farr & Gallagher LLP (2009-2015).	Since March 2019

Kelly A. Coyne 8/8/68 Assistant Secretary	Director, Investment Operations of Prudential Mutual Fund Services LLC (since 2010).	Since March 2015

Christian J. Kelly 5/5/75 Treasurer and Principal Financial and Accounting Officer	Vice President, Head of Fund Administration of PGIM Investments LLC (since November 2018); formerly, Director of Fund Administration of Lord Abbett & Co. LLC (2009-2018), Treasurer and Principal Accounting Officer of the Lord Abbett Family of Funds (2017-2018); Director of Accounting, Avenue Capital Group (2008-2009); Senior Manager, Investment Management Practice of Deloitte & Touche LLP (1998-2007).	Since January 2019

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Fund Officers(a)

Name Date of Birth Fund Position	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer

Lana Lomuti 6/7/67 Assistant Treasurer	Vice President (since 2007) and Director (2005-2007), within PGIM Investments Fund Administration; formerly Assistant Treasurer (December 2007-February 2014) of The Greater China Fund, Inc.	Since April 2014

Russ Shupak 10/08/73 Assistant Treasurer	Vice President (since 2017) and Director (2013-2017), within PGIM Investments Fund Administration.	Since October 2019

Deborah Conway 3/26/69 Assistant Treasurer	Vice President (since 2017) and Director (2007-2017), within PGIM Investments Fund Administration.	Since October 2019

Elyse M. McLaughlin 1/20/74 Assistant Treasurer	Vice President (since 2017) and Director (2011-2017), within PGIM Investments Fund Administration.	Since October 2019

Charles H. Smith 1/11/73 Anti-Money Laundering Compliance Officer	Vice President, Corporate Compliance, Anti-Money Laundering Unit (since January 2015) of Prudential; committee member of the American Council of Life Insurers Anti-Money Laundering and Critical Infrastructure Committee (since January 2016); formerly Global Head of Economic Sanctions Compliance at AIG Property Casualty (February 2007-December 2014); Assistant Attorney General at the New York State Attorney General’s Office, Division of Public Advocacy. (August 1998-January 2007).	Since January 2017

(a) Excludes Mr. Parker and Mr. Benjamin, interested Board Members who also serve as President and Vice President, respectively.

Explanatory Notes to Tables:

∎	Board Members are deemed to be “Interested,” as defined in the 1940 Act, by reason of their affiliation with PGIM Investments LLC and/or an affiliate of PGIM Investments LLC.

∎	Unless otherwise noted, the address of all Board Members and Officers is c/o PGIM Investments LLC, 655 Broad Street, Newark, New Jersey 07102-4410.

∎

There is no set term of office for Board Members or Officers. The Board Members have adopted a retirement policy, which calls for the retirement of Board Members on December 31 of the year in which they reach the age of 75.

∎

“Other Directorships Held” includes only directorships of companies required to register or file reports with the SEC under the 1934 Act (that is, “public companies”) or other investment companies registered under the 1940 Act.

∎

“Portfolios Overseen” includes all investment companies managed by PGIM Investments LLC. The investment companies for which PGIM Investments LLC serves as manager include the PGIM Funds, The Prudential Variable Contract Accounts, PGIM ETF Trust, PGIM High Yield Bond Fund, Inc., PGIM Global High Yield Fund, Inc., The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc. and the Advanced Series Trust.

PGIM Short Duration High Yield Income Fund

Approval of Advisory Agreements (unaudited)

The Fund’s Board of Directors

The Board of Directors (the “Board”) of PGIM Short Duration High Yield Income Fund1 (the “Fund”) consists of eleven individuals, nine of whom are not “interested persons” of the Fund, as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Directors”).2 The Board is responsible for the oversight of the Fund and its operations, and performs the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Directors have retained independent legal counsel to assist them in connection with their duties. The Chair of the Board is an Independent Director. The Board has established four standing committees: the Audit Committee, the Nominating and Governance Committee, and two Investment Committees. Each committee is chaired by, and composed of, Independent Directors.

Annual Approval of the Fund’s Advisory Agreements

As required under the 1940 Act, the Board determines annually whether to renew the Fund’s management agreement with PGIM Investments LLC (“PGIM Investments”), the Fund’s subadvisory agreement with PGIM, Inc. (“PGIM”), on behalf of its PGIM Fixed Income unit, and the Fund’s sub-subadvisory agreement with PGIM Limited (“PGIML”). In considering the renewal of the agreements, the Board, including all of the Independent Directors, met on May 30, 2019 and on June 11-13, 2019 and approved the renewal of the agreements through July 31, 2020, after concluding that the renewal of the agreements was in the best interests of the Fund and its shareholders.

In advance of the meetings, the Board requested and received materials relating to the agreements, and had the opportunity to ask questions and request further information in connection with its consideration. Among other things, the Board considered comparative fee information from PGIM Investments, PGIM, and, where appropriate, affiliates of PGIM. Also, the Board considered comparisons with other mutual funds in relevant Peer Universes and Peer Groups, as is further discussed below.

In approving the agreements, the Board, including the Independent Directors advised by independent legal counsel, considered the factors it deemed relevant, including the nature, quality and extent of services provided by PGIM Investments, the subadviser and, as relevant, its affiliates, the performance of the Fund, the profitability of PGIM Investments and its affiliates, expenses and fees, and the potential for economies of scale that may be shared with the Fund and its shareholders as the Fund’s assets grow. In their deliberations, the Directors did not identify any single factor which alone was responsible for the Board’s

[1]	PGIM Short Duration High Yield Income Fund is a series of Prudential Investment Portfolios, Inc. 15.
[2]

Grace C. Torres was an Interested Director of the Fund at the time the Board considered and approved the renewal of the Fund’s advisory agreements, but has since become an Independent Director of the Fund.

PGIM Short Duration High Yield Income Fund

Approval of Advisory Agreements (continued)

decision to approve the agreements with respect to the Fund. In connection with its deliberations, the Board considered information provided by PGIM Investments throughout the year at regular Board meetings, presentations from portfolio managers and other information, as well as information furnished at or in advance of the meetings on May 30, 2019 and on June 11-13, 2019.

The Directors determined that the overall arrangements between the Fund and PGIM Investments, which serves as the Fund’s investment manager pursuant to a management agreement, between PGIM Investments and PGIM, which, through its PGIM Fixed Income unit, serves as the Fund’s subadviser pursuant to the terms of a subadvisory agreement with PGIM Investments, and between PGIM and PGIML, which serves as the Fund’s sub-subadviser pursuant to the terms of a sub-subadvisory agreement with PGIM, are in the best interests of the Fund and its shareholders in light of the services performed, fees charged and such other matters as the Directors considered relevant in the exercise of their business judgment.

The material factors and conclusions that formed the basis for the Directors’ reaching their determinations to approve the continuance of the agreements are separately discussed below.

Nature, Quality and Extent of Services

The Board received and considered information regarding the nature, quality and extent of services provided to the Fund by PGIM Investments, PGIM Fixed Income, and PGIML. The Board noted that PGIM Fixed Income and PGIML are affiliated with PGIM Investments. The Board considered the services provided by PGIM Investments, including but not limited to the oversight of the subadviser and sub-subadviser for the Fund, as well as the provision of fund recordkeeping, compliance and other services to the Fund, and PGIM Investments’ role as administrator of the Fund’s liquidity risk management program. With respect to PGIM Investments’ oversight of the subadviser and sub-subadviser, the Board noted that PGIM Investments’ Strategic Investment Research Group (“SIRG”), which is a business unit of PGIM Investments, is responsible for monitoring and reporting to PGIM Investments’ senior management on the performance and operations of the subadviser and sub-subadviser. The Board also considered that PGIM Investments pays the salaries of all of the officers and interested Directors of the Fund who are part of Fund management. The Board also considered the investment subadvisory services provided by PGIM Fixed Income and PGIML, including investment research and security selection, as well as adherence to the Fund’s investment restrictions and compliance with applicable Fund policies and procedures. The Board considered PGIM Investments’ evaluation of the subadviser and sub-subadviser, as well as PGIM Investments’ recommendation, based on its review of the subadviser and sub-subadviser, to renew the subadvisory and sub-subadvisory agreements.

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The Board considered the qualifications, backgrounds and responsibilities of PGIM Investments’ senior management responsible for the oversight of the Fund, PGIM Fixed Income, and PGIML, and also considered the qualifications, backgrounds and responsibilities of PGIM Fixed Income’s portfolio managers who are responsible for the day-to-day management of the Fund’s portfolio. The Board was provided with information pertaining to PGIM Investments’, PGIM Fixed Income’s, and PGIML’s organizational structure, senior management, investment operations, and other relevant information pertaining to PGIM Investments, PGIM Fixed Income, and PGIML. The Board also noted that it received favorable compliance reports from the Fund’s Chief Compliance Officer (“CCO”) as to PGIM Investments, PGIM Fixed Income, and PGIML.

The Board concluded that it was satisfied with the nature, extent and quality of the investment management services provided by PGIM Investments, the subadvisory services provided to the Fund by PGIM Fixed Income, and the sub-subadvisory services provided by PGIML, and that there was a reasonable basis on which to conclude that the Fund benefits from the services provided by PGIM Investments, PGIM Fixed Income, and PGIML under the management, subadvisory and sub-subadvisory agreements.

Costs of Services and Profits Realized by PGIM Investments

The Board was provided with information on the profitability of PGIM Investments and its affiliates in serving as the Fund’s investment manager. The Board discussed with PGIM Investments the methodology utilized in assembling the information regarding profitability and considered its reasonableness. The Board recognized that it is difficult to make comparisons of profitability from fund management contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the adviser’s capital structure and cost of capital. Taking these factors into account, the Board concluded that the profitability of PGIM Investments and its affiliates in relation to the services rendered was not unreasonable.

Economies of Scale

The Board received and discussed information concerning economies of scale that PGIM Investments may realize as the Fund’s assets grow beyond current levels. The Board noted that the management fee schedule for the Fund includes breakpoints, which have the effect of decreasing the fee rate as assets increase. During the course of time, the Board has considered information regarding the launch date of the Fund, the management fees of the Fund compared to those of similarly managed funds and PGIM Investments’ investment in the Fund over time. The Board noted that economies of scale can be shared with the Fund in other ways, including low management fees from inception, additional technological and personnel investments to enhance shareholder services, and maintaining

PGIM Short Duration High Yield Income Fund

Approval of Advisory Agreements (continued)

existing expense structures in the face of a rising cost environment. The Board also considered PGIM Investments’ assertion that it continually evaluates the management fee schedule of the Fund and the potential to share economies of scale through breakpoints or fee waivers as asset levels increase.

The Board recognized the inherent limitations of any analysis of economies of scale, stemming largely from the Board’s understanding that most of PGIM Investments’ costs are not specific to individual funds, but rather are incurred across a variety of products and services.

Other Benefits to PGIM Investments, PGIM Fixed Income, and PGIML

The Board considered potential ancillary benefits that might be received by PGIM Investments, PGIM Fixed Income, and PGIML and their affiliates as a result of their relationship with the Fund. The Board concluded that potential benefits to be derived by PGIM Investments included transfer agency fees received by the Fund’s transfer agent (which is affiliated with PGIM Investments), as well as benefits to its reputation or other intangible benefits resulting from PGIM Investments’ association with the Fund. The Board concluded that the potential benefits to be derived by PGIM Fixed Income and PGIML included the ability to use soft dollar credits, as well as the potential benefits consistent with those generally resulting from an increase in assets under management, specifically, potential access to additional research resources and benefits to their reputations. The Board concluded that the benefits derived by PGIM Investments, PGIM Fixed Income, and PGIML were consistent with the types of benefits generally derived by investment managers and subadvisers to mutual funds.

Performance of the Fund / Fees and Expenses

The Board considered certain additional specific factors and made related conclusions relating to the historical performance of the Fund for the one-, three- and five-year periods ended December 31, 2018.

The Board also considered the Fund’s actual management fee, as well as the Fund’s net total expense ratio, for the fiscal year ended August 31, 2018. The Board considered the management fee for the Fund as compared to the management fee charged by PGIM Investments to other funds and the fee charged by other advisers to comparable mutual funds in a Peer Group. The actual management fee represents the fee rate actually paid by Fund shareholders and includes any fee waivers or reimbursements. The net total expense ratio for the Fund represents the actual expense ratio incurred by Fund shareholders.

Visit our website at pgiminvestments.com

The mutual funds included in the Peer Universe, which was used to consider performance, and the Peer Group, which was used to consider expenses and fees, were objectively determined by Broadridge, an independent provider of mutual fund data. In certain circumstances, PGIM Investments also provided supplemental Peer Universe or Peer Group information for reasons addressed with the Board. The comparisons placed the Fund in various quartiles over various periods, with the first quartile being the best 25% of the mutual funds (for performance, the best performing mutual funds and, for expenses, the lowest cost mutual funds).

The section below summarizes key factors considered by the Board and the Board’s conclusions regarding the Fund’s performance, fees and overall expenses. The table sets forth net performance comparisons (which do not reflect the impact on performance of fund expenses, or any subsidies, expense caps or waivers that may be applicable) with the Peer Universe, actual management fees with the Peer Group (which reflect the impact of any subsidies or fee waivers), and net total expenses with the Peer Group, each of which were key factors considered by the Board.

Net Performance	1 Year	3 Years	5 Years	10 Years
	1st Quartile	4th Quartile	1st Quartile	N/A
Actual Management Fees: 4th Quartile
Net Total Expenses: 2nd Quartile

•	The Board noted that Fund outperformed its benchmark index over the one- and five-year periods, though it underperformed over the three-year period.
•

The Board and PGIM Investments agreed to continue the existing contractual expense cap, which (exclusive of certain fees and expenses) caps total annual operating expenses at 1.00% for Class A shares, 1.75% for Class C shares, 0.70% for Class R6 shares, and 0.75% for Class Z shares through December 31, 2019.

•

In addition, PGIM Investments will waive management fees or shared operating expenses on any share class to the same extent that it waives such expenses on any other share class, and has agreed that total annual fund operating expenses for Class R6 shares will not exceed total annual fund operating expenses for Class Z shares.

•	The Board concluded that it would be in the best interests of the Fund and its shareholders to renew the agreements.
•	The Board concluded that the management fees (including subadvisory and sub-subadvisory fees) and total expenses were reasonable in light of the services provided.

*    *    *

After full consideration of these factors, the Board concluded that approval of the agreements was in the best interests of the Fund and its shareholders.

PGIM Short Duration High Yield Income Fund

∎ MAIL	∎ TELEPHONE	∎ WEBSITE
655 Broad Street Newark, NJ 07102	(800) 225-1852	pgiminvestments.com

PROXY VOTING
The Board of Directors of the Fund has delegated to the Fund’s subadviser the responsibility for voting any proxies and maintaining proxy recordkeeping with respect to the Fund. A description of these proxy voting policies and procedures is available without charge, upon request, by calling (800) 225-1852. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website and on the Securities and Exchange Commission’s website.

DIRECTORS
Ellen S. Alberding • Kevin J. Bannon • Scott E. Benjamin • Linda W. Bynoe • Barry H. Evans • Keith F. Hartstein • Laurie Simon Hodrick • Michael S. Hyland • Stuart S. Parker • Brian K. Reid • Grace C. Torres

OFFICERS
Stuart S. Parker, President • Scott E. Benjamin, Vice President • Christian J. Kelly, Treasurer and Principal Financial and Accounting Officer • Raymond A. O’Hara, Chief Legal Officer • Dino Capasso, Chief Compliance Officer • Charles H. Smith, Anti-Money Laundering Compliance Officer • Andrew R. French, Secretary • Jonathan D. Shain, Assistant Secretary • Claudia DiGiacomo, Assistant Secretary • Diana N. Huffman, Assistant Secretary • Kelly A. Coyne, Assistant Secretary • Lana Lomuti, Assistant Treasurer • Russ Shupak, Assistant Treasurer • Elyse McLaughlin, Assistant Treasurer • Deborah Conway, Assistant Treasurer

MANAGER	PGIM Investments LLC	655 Broad Street Newark, NJ 07102

SUBADVISER	PGIM Fixed Income	655 Broad Street Newark, NJ 07102

DISTRIBUTOR	Prudential Investment Management Services LLC	655 Broad Street Newark, NJ 07102

CUSTODIAN	The Bank of New York Mellon	240 Greenwich Street New York, NY 10286

TRANSFER AGENT	Prudential Mutual Fund Services LLC	PO Box 9658 Providence, RI 02940

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	KPMG LLP	345 Park Avenue New York, NY 10154

FUND COUNSEL	Willkie Farr & Gallagher LLP	787 Seventh Avenue New York, NY 10019

An investor should consider the investment objectives, risks, charges, and expenses of the Fund carefully before investing. The prospectus and summary prospectus contain this and other information about the Fund. An investor may obtain the prospectus and summary prospectus by visiting our website at pgiminvestments.com or by calling (800) 225-1852. The prospectus and summary prospectus should be read carefully before investing.

E-DELIVERY
To receive your mutual fund documents online, go to pgiminvestments.com/edelivery and enroll. Instead of receiving printed documents by mail, you will receive notification via email when new materials are available. You can cancel your enrollment or change your email address at any time by visiting the website address above.

SHAREHOLDER COMMUNICATIONS WITH DIRECTORS
Shareholders can communicate directly with the Board of Directors by writing to the Chair of the Board, PGIM Short Duration High Yield Income Fund, PGIM Investments, Attn: Board of Directors, 655 Broad Street, Newark, NJ 07102. Shareholders can communicate directly with an individual Director by writing to the same address. Communications are not screened before being delivered to the addressee.

AVAILABILITY OF PORTFOLIO SCHEDULE
The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission on Form N-PORT. The Fund’s Form N-PORT filings are available on the Commission’s website at sec.gov. Form N-PORT is filed with the Commission quarterly, and each Fund’s full portfolio holdings as of the first and third fiscal quarter-ends (as of the third month of the Fund’s fiscal quarter for reporting periods on or after September 30, 2019) will be made publicly available 60 days after the end of each quarter at sec.gov.

The Fund’s Statement of Additional Information contains additional information about the Fund’s Directors and is available without charge, upon request, by calling (800) 225-1852.

Mutual Funds:

ARE NOT INSURED BY THE FDIC OR ANY FEDERAL GOVERNMENT AGENCY	MAY LOSE VALUE	ARE NOT A DEPOSIT OF OR GUARANTEED BY ANY BANK OR ANY BANK AFFILIATE

PGIM SHORT DURATION HIGH YIELD INCOME FUND

SHARE CLASS	A	C	Z	R6
NASDAQ	HYSAX	HYSCX	HYSZX	HYSQX
CUSIP	74442J109	74442J208	74442J307	74442J406

MF216E

PGIM HIGH YIELD FUND

ANNUAL REPORT

AUGUST 31, 2019

COMING SOON: PAPERLESS SHAREHOLDER REPORTS

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semiannual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website (pgiminvestments.com), and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically anytime by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by calling 1-800-225-1852 or by sending an email request to PGIM Investments at shareholderreports@pgim.com.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary or follow instructions included with this notice to elect to continue to receive paper copies of your shareholder reports. If you invest directly with the Fund, you can call 1-800-225-1852 or send an email request to shareholderreports@pgim.com to let the Fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account if you invest through your financial intermediary or all funds held with the fund complex if you invest directly with the Fund.

To enroll in e-delivery, go to pgiminvestments.com/edelivery

Objective: Maximize current income, and capital appreciation as a secondary objective

Highlights (unaudited)

•

The Fund benefited from very strong security selection, accounting for a large portion of the outperformance in the reporting period. This was mostly driven by positioning in the upstream energy, electric utility, technology, and metals & mining sectors.

•

Overweights to Wind Tre (telecom) and Calpine (electric utilities), as well as underweights to upstream energy issuers EP Energy and Weatherford International, were among the largest single-name contributors.

•	Although overall industry allocation was positive in the period, underweights to the banking and consumer non-cyclical sectors hurt performance. An overweight to automotive was also negative.

•

Security selection within midstream energy and automotive was a drag on performance. The largest single-name detractors from returns included overweights to Digicel (telecom) and Alta Mesa Holdings (upstream energy).

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

The views expressed in this report and information about the Fund’s portfolio holdings are for the period covered by this report and are subject to change thereafter.

Mutual funds are distributed by Prudential Investment Management Services LLC (PIMS), member SIPC. PGIM Fixed Income is a unit of PGIM, Inc. (PGIM), a registered investment adviser. PIMS and PGIM are Prudential Financial companies. © 2019 Prudential Financial, Inc. and its related entities. PGIM and the PGIM logo are service marks of Prudential Financial, Inc. and its related entities, registered in many jurisdictions worldwide.

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PGIM High Yield Fund	3

This Page Intentionally Left Blank

Letter from the President

Dear Shareholder:

We hope you find the annual report for the PGIM High Yield Fund informative and useful. The report covers performance for the 12-month period that ended August 31, 2019.

While the US economy remained healthy, with rising corporate profits and strong job growth, the Federal Reserve cut interest rates late in the period for the first time since the Great Recession more than a decade ago. After nine rate increases in recent years, the cut was a proactive attempt by the Fed to extend the longest domestic economic expansion on record as growth in many other regions weakened. China in particular showed signs of slowing amid trade tensions with the US, and turmoil in the United Kingdom continued as it negotiated an exit from the European Union.

Despite the growing US economy, volatility returned to the equity markets during the period. After corporate tax cuts and regulatory reforms helped boost US stocks early in the period, equities declined significantly at the end of 2018 on concerns about China’s economy, a potential global trade war, higher interest rates, and worries that profit growth might slow. Stocks reversed course early in 2019, rising sharply after the Fed moderated its position on additional rate hikes for the remainder of the year. For the period overall, large-cap US equities rose while small-cap US stocks fell. Stocks also declined in developed foreign and emerging markets.

The overall US bond market posted strong returns during the period on a significant rally in interest rates that saw the 10-year US Treasury yield decline from around 3% to 2%. Investment grade corporate bonds led the way with a double-digit gain, while corporate high yield and municipal bonds each had a high single-digit return. Globally, bonds in developed markets delivered solid returns, while emerging markets debt also posted positive results. A continuing trend during the period was the inversion of a portion of the US Treasury yield curve, as the yield on certain shorter maturities exceeded the yield on the 10-year bond.

Regarding your investments with PGIM, we believe it is important to maintain a diversified portfolio of funds consistent with your tolerance for risk, time horizon, and financial goals. Your financial advisor can help you create a diversified investment plan that may include funds covering all the basic asset classes and that reflects your personal investor profile and risk tolerance. However, diversification and asset allocation strategies do not assure a profit or protect against loss in declining markets.

At PGIM Investments, we consider it a great privilege and responsibility to help investors participate in opportunities across global markets while meeting their toughest investment challenges. PGIM is a top-10 global investment manager with more than $1 trillion in assets under management. This scale and investment expertise allow us to deliver actively managed funds and strategies to meet the needs of investors around the globe.

Thank you for choosing our family of funds.

Sincerely,

Stuart S. Parker, President

PGIM High Yield Fund

October 15, 2019

PGIM High Yield Fund	5

Your Fund’s Performance (unaudited)

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data as of the most recent month-end by visiting our website at pgiminvestments.com or by calling (800) 225-1852.

	Average Annual Total Returns as of 8/31/19 (with sales charges)
	One Year (%)	Five Years (%)	Ten Years (%)	Since Inception (%)
Class A	3.79	4.45	7.88	—
Class B	1.77	4.43	7.71	—
Class C	5.55	4.34	7.49	—
Class R	7.17	4.86	7.96	—
Class Z	7.56	5.39	8.53	—
Class R2	7.36	N/A	N/A	5.89 (12/27/17)
Class R4	7.66	N/A	N/A	6.17 (12/27/17)
Class R6	7.71	5.51	N/A	7.07 (10/31/11)
Bloomberg Barclays US Corporate High Yield 1% Issuer Capped Index
	6.38	4.80	8.42	—
Lipper High Yield Funds Average
	5.61	3.77	7.30	—

	Average Annual Total Returns as of 8/31/19 (without sales charges)
	One Year (%)	Five Years (%)	Ten Years (%)	Since Inception (%)
Class A	7.28	5.14	8.24	—
Class B	6.77	4.59	7.71	—
Class C	6.55	4.34	7.49	—
Class R	7.17	4.86	7.96	—
Class Z	7.56	5.39	8.53	—
Class R2	7.36	N/A	N/A	5.89 (12/27/17)
Class R4	7.66	N/A	N/A	6.17 (12/27/17)
Class R6	7.71	5.51	N/A	7.07 (10/31/11)
Bloomberg Barclays US Corporate High Yield 1% Issuer Capped Index
	6.38	4.80	8.42	—
Lipper High Yield Funds Average	5.61	3.77	7.30	—

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Growth of a $10,000 Investment (unaudited)

The graph compares a $10,000 investment in the Fund’s Class Z shares with a similar investment in the Bloomberg Barclays US Corporate High Yield 1% Issuer Capped Index by portraying the initial account values at the beginning of the 10-year period (August 31, 2009) and the account values at the end of the current fiscal year (August 31, 2019) as measured on a quarterly basis. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) all recurring fees (including management fees) were deducted; and (b) all dividends and distributions were reinvested. The line graph provides information for Class Z shares only. As indicated in the tables provided earlier, performance for other share classes will vary due to the differing charges and expenses applicable to each share class (as indicated in the following paragraphs). Without waiver of fees and/or expense reimbursement, if any, the Fund’s returns would have been lower.

Past performance does not predict future performance. Total returns and the ending account values in the graphs include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. The Fund’s total returns do not reflect the deduction of income taxes on an individual’s investment. Taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares.

Source: PGIM Investments LLC and Lipper Inc.

Since Inception returns are provided for any share class with less than 10 fiscal years of returns. Since Inception returns for the Index and the Lipper Average are measured from the closest month-end to the class’ inception date.

PGIM High Yield Fund	7

Your Fund’s Performance (continued)

The returns in the tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares. The average annual total returns take into account applicable sales charges, which are described for each share class in the table below.

	Class A	Class B*	Class C	Class R	Class Z	Class R2	Class R4	Class R6
Maximum initial sales charge	For purchases prior to July 15, 2019: 4.50% of the public offering price. For purchases on/after July 15, 2019: 3.25% of the public offering price.	None	None	None	None	None	None	None
Contingent deferred sales charge (CDSC) (as a percentage of the lower of original purchase price or net asset value at redemption)

For purchases prior to July 15, 2019: 1.00% on sales of $1 million or more made within 12 months of purchase.

For purchases on/after July 15, 2019, 1.00% on sales of $500,000 or more made within 12 months of purchase.

		5.00% (Yr. 1) 4.00% (Yr. 2) 3.00% (Yr. 3) 2.00% (Yr. 4) 1.00% (Yr. 5) 1.00% (Yr. 6) 0.00% (Yr. 7)	1.00% on sales made within 12 months of purchase	None	None	None	None	None
Annual distribution and service (12b-1) fees (shown as a percentage of average daily net assets)	0.25%	0.75%	1.00%	0.75% (0.50% currently)	None	0.25%	None	None
Shareholder service fees	None	None	None	None	None	0.10%	0.10%	None

*Class B shares are closed to all purchase activity and no additional Class B shares may be purchased or acquired except by exchange from Class B shares of another Fund or through dividend or capital gains reinvestment.

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Benchmark Definitions

Bloomberg Barclays US Corporate High Yield 1% Issuer Capped Index—The Bloomberg Barclays US Corporate High Yield 1% Issuer Capped Index (the Index) is an unmanaged index which covers the universe of US dollar-denominated, non-convertible, fixed rate, non-investment-grade debt. Issuers are capped at 1% of the Index. Index holdings must have at least one year to final maturity, at least $150 million par amount outstanding, and be publicly issued with a rating of Ba1 or lower. The average annual total returns for the Index measured from the month-end closest to the inception date of the Fund’s Class R2 and Class R4 shares are 4.99% and 6.74% for Class R6 shares.

Lipper High Yield Funds Average—The Lipper High Yield Funds Average (Lipper Average) is based on the average return of all funds in the Lipper High Yield Funds universe for the periods noted. Funds in the Lipper Average aim at high (relative) current yield from fixed income securities, have no quality or maturity restrictions, and tend to invest in lower-grade debt issues. The average annual total returns for the Lipper Average measured from the month-end closest to the inception date of the Fund’s Class R2 and Class R4 shares are 4.19% and 5.76% for Class R6 shares.

Investors cannot invest directly in an index or average. The returns for the Index would be lower if they included the effects of sales charges, operating expenses of a mutual fund, or taxes. Returns for the Lipper Average reflect the deduction of operating expenses of a mutual fund, but not sales charges or taxes.

Credit Quality expressed as a percentage of total investments as of 8/31/19 (%)
AAA	5.7
BBB	5.4
BB	33.4
B	38.0
CCC	9.3
CC	0.6
Not Rated	0.8
Cash/Cash Equivalents	6.8
Total Investments	100.0

Source: PGIM Fixed Income

Credit ratings reflect the highest rating assigned by a nationally recognized statistical rating organization (NRSRO) such as Moody’s Investors Service, Inc. (Moody’s), S&P Global Ratings (S&P), or Fitch, Inc. (Fitch). Credit ratings reflect the common nomenclature used by both S&P and Fitch. Where applicable, ratings are converted to the comparable S&P/Fitch rating tier nomenclature. These rating agencies are independent and are widely used. The Not Rated category consists of securities that have not been rated by a NRSRO. Credit ratings are subject to change. Values may not sum to 100.0% due to rounding.

PGIM High Yield Fund	9

Your Fund’s Performance (continued)

Distributions and Yields as of 8/31/19
	Total Distributions Paid for 12 Months ($)	SEC 30-Day Subsidized Yield* (%)	SEC 30-Day Unsubsidized Yield** (%)
Class A	0.33	5.68	5.68
Class B	0.30	5.49	5.49
Class C	0.29	5.26	5.26
Class R	0.31	5.60	5.35
Class Z	0.34	6.16	6.16
Class R2	0.32	5.84	4.93
Class R4	0.34	6.09	5.53
Class R6	0.35	6.34	6.34

*SEC 30-Day Subsidized Yield (%)—A standardized yield calculation created by the Securities and Exchange Commission, it reflects the income earned during a 30-day period, after the deduction of the Fund’s net expenses (net of any expense waivers or reimbursements). The investor experience is represented by the SEC 30-Day Subsidized Yield.

**SEC 30-Day Unsubsidized Yield (%)—A standardized yield calculation created by the Securities and Exchange Commission, it reflects the income earned during a 30-day period, after the deduction of the Fund’s gross expenses. The investor experience is represented by the SEC 30-Day Subsidized Yield.

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Strategy and Performance Overview (unaudited)

How did the Fund perform?

The PGIM High Yield Fund’s Class Z shares returned 7.56% in the 12-month reporting period that ended August 31, 2019, outperforming the 6.38% return of the Bloomberg Barclays US Corporate High Yield 1% Issuer Capped Index (the Index) and the 5.61% return of the Lipper High Yield Funds Average.

What were the market conditions?

•

While the momentum that closed the third quarter of 2018 carried into the fourth quarter for both the US and European high yield markets, the positive sentiment soon abated in the face of several concerns that the markets could not ignore. As a result, spreads widened and quarterly total returns declined into negative territory. On the back of the continued strength from the third quarter of 2018, US high yield spreads hit their post-financial crisis tights of 316 basis points (bps) early in the fourth quarter. (One basis point is 0.01%.) However, the momentum was short lived as spreads reached their 2018 year-to-date wides less than a month later amid an escalating US-China trade war, several corporate profit warnings, prospects for political gridlock, and concerns over further Federal Reserve (Fed) policy tightening. European high yield spreads began the fourth quarter with a positive tone—32 bps tighter than the year-to-date wides reached at the start of the third quarter—as negative noise around Italian political developments faded and meaningful high yield bond supply was digested. Spreads remained relatively stable in October 2018 but sold off sharply in November and December on intensifying trade war rhetoric, concerns around a broader deceleration in global growth, and continued Brexit uncertainty. This sent spreads 155 bps wider overall in the fourth quarter.

•

Apart from intermittent weakness, the US and European high yield markets rebounded strongly in the first quarter of 2019. Although weaker-than-expected European economic data late in the quarter prompted a swift sentiment change, the sector ended the quarter firmly in positive territory. In terms of quality, while CCC-rated bonds led the way in the quarter, they only partially recouped their significant underperformance from the fourth quarter of 2018. Meanwhile, B- and BB-rated bonds generated strong first-quarter 2019 excess returns versus swaps. Energy was the top-performing sector in the quarter, helped by a 29% bounce in oil prices amid pledged production cuts. The airline sector was the weakest performer on margin pressure associated with higher oil prices. European high yield got off to a strong start in 2019, with the European high yield index snapping back sharply from fourth-quarter 2018 weakness. Concerns around decelerating global growth were largely shrugged off due to accommodative central bank policies, a lack of new-issue supply, and a stabilization/reversals of fund flows, all of which helped drive spreads tighter by 110 bps (to 405 bps).

•	In a volatile second quarter of 2019, US high yield spreads hit year-to-date tights in April, widened by almost 100 bps in May, and subsequently recovered in June. Energy was the

PGIM High Yield Fund	11

Strategy and Performance Overview (continued)

only sector in negative territory following a 24% peak-to-trough decline in crude oil prices, and the retail sectors generally outperformed. European high yield continued its strong start to 2019 with higher-rated credits faring the best in the second quarter. However, lower-quality credits still outperformed year-to-date (YTD). Gross high yield issuance totaled €20 billion in the second quarter, more than double the €9.4 billion that priced in the first quarter. Despite the jump in supply during the quarter, 2019 gross issuance was down more than 40% through the end of the period.

•

In the first half of July 2019, the US high yield market was flat to slightly negative despite dovish commentary from the Fed. The lackluster performance was primarily driven by weakness in the energy sector. During the second half of July, as stock prices rose from expected Fed rate cuts and solid earnings, the market remained well bid until the end of the month when trade fears resurfaced and added to concerns regarding a weakening global economy. European high yield continued its strong YTD performance in July with a 0.78% return, taking total YTD returns to 8.52%. Dovish actions and rhetoric from the central banks and a lack of net new supply continued to support the market, despite ongoing concerns regarding decelerating global growth.

•

The US high yield market got off to a negative start in August 2019, as increased US-China trade tensions, global growth concerns, an inverted yield curve, and a sell-off in equities weighed on the market. Notably, one of the largest single-day spread widening events in the last 10 years occurred on August 5. As the month progressed, a steady decline in rates coupled with renewed optimism regarding a trade resolution helped offset equity weakness and settled the market. In total, August saw over $4 billion of outflows from high yield funds. Overall, the Index ended the month up 0.37%. For the month, the Index’s option-adjusted spread (adjusted for re-balancing) widened 24 bps and closed the period at 399 bps.

What worked?

•

The Fund benefited from very strong security selection, accounting for a large portion of the outperformance in the reporting period. This was mostly driven by positioning in the upstream energy, electric utility, technology, and metals & mining sectors.

•

Overweights to Wind Tre Spa (telecom) and Calpine Corp. (electric utilities), as well as underweights to upstream energy issuers EP Energy Corp. and Weatherford International plc, were among the largest single-name contributors.

•

Industry selection was also a contributor to performance, with the Fund benefiting from an underweight to the upstream energy industry, coupled with overweights to building materials & home construction and electric utilities. An underweight to the cable & satellite sector also boosted returns.

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What didn’t work?

•

Although overall industry allocation was positive in the period, underweights to the banking and consumer non-cyclical sectors hurt performance. An overweight to automotive also negatively impacted performance.

•

Security selection within midstream energy and automotive was a drag on performance. The largest single-name detractors from returns included overweights to Digicel (telecom) and Alta Mesa Holdings LP (upstream energy).

Did the Fund use derivatives and, if so, how did they affect performance?

•	The Fund utilized US Treasury and euro bund futures to hedge interest rate risk relative to the Index to help immunize any impact from fluctuations in interest rates.

•

Derivatives in the form of forward currency exchange contracts were used to hedge against the Fund’s positions not denominated in US dollars. The derivatives help immunize any impact from fluctuating currencies outside the US dollar.

•	The Fund also held positions in a credit default swap index (CDX) to hedge credit risk and help manage the overall beta of the portfolio.

Current outlook

•

Looking ahead in US high yield, Moody’s expects the global default rate to reach 2.4% by the end of the second quarter of 2020. With current spreads adequately compensating for recession risk, strong credit fundamentals, and low default expectations, PGIM Fixed Income remains constructive on US high yield. The relatively better insulation of US high yield credits from the protracted trade war with China combined with the technical support provided by stimulative central bank policies—in an already supply-limited asset class—supports this favorable view.

•

Key positioning themes include underweights to the financials and energy sectors. The Fund is also underweight the consumer and paper & packaging sectors. Overweights include electric utilities, building materials & home construction, and automotive.

PGIM High Yield Fund	13

Fees and Expenses (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemptions, as applicable, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses, as applicable. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 held through the six-month period ended August 31, 2019. The example is for illustrative purposes only; you should consult the Prospectus for information on initial and subsequent minimum investment requirements.

Actual Expenses

The first line for each share class in the table on the following page provides information about actual account values and actual expenses. You may use the information on this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value ÷ $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the table on the following page provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

The Fund’s transfer agent may charge additional fees to holders of certain accounts that are not included in the expenses shown in the table on the following page. These fees apply to individual retirement accounts (IRAs) and Section 403(b) accounts. As of the close of the six-month period covered by the table, IRA fees included an annual maintenance fee of $15 per account (subject to a maximum annual maintenance fee of $25 for all accounts held by the same shareholder). Section 403(b) accounts are charged an annual $25 fiduciary maintenance fee. Some of the fees may vary in amount, or may be waived, based on your total account balance or the number of PGIM funds, including the Fund, that you own. You should consider the additional fees that were charged to your Fund account over

14	Visit our website at pgiminvestments.com

Fees and Expenses (continued)

the six-month period when you estimate the total ongoing expenses paid over the period and the impact of these fees on your ending account value, as these additional expenses are not reflected in the information provided in the expense table. Additional fees have the effect of reducing investment returns.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

PGIM High Yield Fund		Beginning Account Value March 1, 2019	Ending Account Value August 31, 2019	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period*
Class A	Actual	$1,000.00	$1,054.70	0.81%	$4.19
	Hypothetical	$1,000.00	$1,021.12	0.81%	$4.13
Class B	Actual	$1,000.00	$1,052.20	1.29%	$6.67
	Hypothetical	$1,000.00	$1,018.70	1.29%	$6.56
Class C	Actual	$1,000.00	$1,051.10	1.49%	$7.70
	Hypothetical	$1,000.00	$1,017.69	1.49%	$7.58
Class R	Actual	$1,000.00	$1,053.30	1.08%	$5.59
	Hypothetical	$1,000.00	$1,019.76	1.08%	$5.50
Class Z	Actual	$1,000.00	$1,056.10	0.55%	$2.85
	Hypothetical	$1,000.00	$1,022.43	0.55%	$2.80
Class R2	Actual	$1,000.00	$1,054.10	0.91%	$4.71
	Hypothetical	$1,000.00	$1,020.62	0.91%	$4.63
Class R4	Actual	$1,000.00	$1,055.80	0.66%	$3.42
	Hypothetical	$1,000.00	$1,021.88	0.66%	$3.36
Class R6	Actual	$1,000.00	$1,056.90	0.40%	$2.07
	Hypothetical	$1,000.00	$1,023.19	0.40%	$2.04

*Fund expenses (net of fee waivers or subsidies, if any) for each share class are equal to the annualized expense ratio for each share class (provided in the table), multiplied by the average account value over the period, multiplied by the 184 days in the six-month period ended August 31, 2019, and divided by the 365 days in the Fund’s fiscal year ended August 31, 2019 (to reflect the six-month period). Expenses presented in the table include the expenses of any underlying portfolios in which the Fund may invest.

PGIM High Yield Fund	15

Schedule of Investments

as of August 31, 2019

Description	Interest Rate		Maturity Date	Principal Amount (000)#	Value

LONG-TERM INVESTMENTS 91.3%

ASSET-BACKED SECURITIES 5.6%

Collateralized Loan Obligations
Adams Mill CLO Ltd. (Cayman Islands), Series 2014-01A, Class A1R, 144A, 3 Month LIBOR + 1.100%	3.403	%(c)	07/15/26	17,039	$17,034,004
Avery Point CLO Ltd. (Cayman Islands), Series 2015-07A, Class AR, 144A, 3 Month LIBOR + 1.140%	3.443	(c)	01/15/28	15,000	14,996,946
Benefit Street Partners CLO Ltd. (Cayman Islands),
Series 2015-VIIA, Class A1AR, 144A, 3 Month LIBOR + 0.780%	3.080	(c)	07/18/27	30,000	29,909,358
Series 2017-12A, Class A1, 144A, 3 Month LIBOR + 1.250%	3.553	(c)	10/15/30	20,000	19,964,862
CBAM Ltd. (Cayman Islands), Series 2018-06A, Class A, 144A, 3 Month LIBOR + 0.940%	3.243	(c)	07/15/31	33,000	32,935,148
Eaton Vance CLO Ltd. (Cayman Islands), Series 2013-01A, Class A1RR, 144A, 3 Month LIBOR + 1.160%	3.377	(c)	01/15/28	30,000	29,999,970
HPS Loan Management Ltd. (Cayman Islands), Series 10A-16, Class A1R, 144A, 3 Month LIBOR + 1.140%	3.282	(c)	01/20/28	25,000	25,000,000
JMP Credit Advisors CLO Ltd. (Cayman Islands), Series 2017-01A, Class AR, 144A, 3 Month LIBOR + 1.280%	3.467	(c)	07/17/29	25,000	25,066,992
LCM LP (Cayman Islands), Series 13A, Class ARR, 144A, 3 Month LIBOR + 1.140%	3.325	(c)	07/19/27	25,000	25,001,850
OCP CLO Ltd. (Cayman Islands), Series 2015-09A, Class A1R, 144A, 3 Month LIBOR + 0.800%	3.103	(c)	07/15/27	20,000	19,981,766
OZLM Ltd. (Cayman Islands), Series 2015-13A, Class A1R, 144A, 3 Month LIBOR + 1.080%	3.346	(c)	07/30/27	23,650	23,575,252
Palmer Square Loan Funding Ltd. (Cayman Islands), Series 2019-03A, Class A1, 144A	—	(p)	08/20/27	20,000	19,980,462
Regatta Funding LP (Cayman Islands), Series 2013-02A, Class A1R2, 144A, 3 Month LIBOR + 1.250%	3.553	(c)	01/15/29	30,000	30,049,788
SCOF Ltd. (Cayman Islands), Series 2015-02A, Class AR, 144A, 3 Month LIBOR + 1.180%	3.483	(c)	07/15/28	42,375	42,339,240

See Notes to Financial Statements.

PGIM High Yield Fund	17

Schedule of Investments (continued)

as of August 31, 2019

Description	Interest Rate		Maturity Date	Principal Amount (000)#	Value

ASSET-BACKED SECURITIES (Continued)

Collateralized Loan Obligations (cont’d.)
Silvermore CLO Ltd. (Cayman Islands), Series 2014-01A, Class A1R, 144A, 3 Month LIBOR + 1.170%	3.328	%(c)	05/15/26	26,360	$26,366,113
Sound Point CLO Ltd. (Cayman Islands), Series 2016-02A, Class AR, 144A, 3 Month LIBOR + 1.290%	3.568	(c)	10/20/28	40,000	40,043,924
TCW CLO Ltd. (Cayman Islands), Series 2019-01A, Class A, 144A, 3 Month LIBOR + 1.440%	3.598	(c)	02/15/29	20,000	20,019,660
TICP CLO Ltd. (Cayman Islands), Series 2016-06A, Class AR, 144A, 3 Month LIBOR + 1.200%	3.503	(c)	01/15/29	4,000	4,002,919
Venture CLO Ltd. (Cayman Islands), Series 2015-21A, Class AR, 144A, 3 Month LIBOR + 0.880%	3.183	(c)	07/15/27	50,000	49,993,120
Wellfleet CLO Ltd. (Cayman Islands), Series 2016-01A, Class AR, 144A, 3 Month LIBOR + 0.910%	3.188	(c)	04/20/28	3,000	2,984,333
Zais CLO Ltd. (Cayman Islands),
Series 2016-02A, Class A1, 144A, 3 Month LIBOR + 1.530%	3.833	(c)	10/15/28	20,000	20,004,354
Series 2018-02A, Class A, 144A, 3 Month LIBOR + 1.200%	3.478	(c)	07/20/31	30,000	29,546,406

TOTAL ASSET-BACKED SECURITIES (cost $549,428,005)					548,796,467

BANK LOANS 4.2%

Chemicals 0.5%
Solenis International LP,
First Lien Initial Dollar Term Loan, 1 Month LIBOR + 4.000%^	6.112	(c)	06/26/25	18,836	18,270,452
Second Lien Initial Term Loan, 3 Month LIBOR + 8.500%^	10.624	(c)	06/26/26	34,184	32,987,929

					51,258,381

Commercial Services 0.4%
Financial & Risk US Holdings, Inc., Initial Dollar Term Loan, 1 Month LIBOR + 3.750%	5.862	(c)	10/01/25	39,626	39,788,619

See Notes to Financial Statements.

18

Description	Interest Rate		Maturity Date	Principal Amount (000)#	Value

BANK LOANS (Continued)

Computers 1.1%
McAfee LLC,
Second Lien Initial Loan, 1 Month LIBOR + 8.500%	10.616	%(c)	09/29/25	45,179	$45,593,125
Term B USD Loan, 1 Month LIBOR + 3.750%	5.866	(c)	09/30/24	55,334	55,346,179

					100,939,304

Electric 0.5%
Calpine Corp., Term Loan (05/15), 3 Month LIBOR + 2.500%	4.830	(c)	01/15/24	14,064	14,048,920
Heritage Power LLC, Term Loan B, 3 Month LIBOR + 6.000%^	8.205	(c)	07/30/26	36,375	35,465,625

					49,514,545

Entertainment 0.1%
Scientific Games International, Inc., Initial Term B-5 Loan, 1 - 2 Month LIBOR + 2.750%	4.873	(c)	08/14/24	7,699	7,601,227

Mining 0.2%
Aleris International, Inc., Initial Term Loan, 1 Month LIBOR + 4.750%	6.862	(c)	02/27/23	22,288	22,269,821

Oil & Gas 0.3%
Citgo Petroleum Corp.,
2019 Incremental Term B Loan, 3 Month LIBOR + 5.000%^	7.319	(c)	03/27/24	13,079	13,177,281
Term B Loan, 3 Month LIBOR + 4.500%	6.819	(c)	07/29/21	15,345	15,315,681

					28,492,962

Retail 0.2%
EG America LLC (United Kingdom), Second Lien Facility (USD), 3 Month LIBOR + 8.000%	10.330	(c)	04/20/26	7,764	7,657,214
Sally Holdings LLC, Term B-2 Loan^	4.500		07/05/24	15,275	14,816,750

					22,473,964

Software 0.7%
Boxer Parent Co., Inc., Initial Dollar Term Loan, 3 Month LIBOR + 4.250%	6.580	(c)	10/02/25	19,406	18,300,784

See Notes to Financial Statements.

PGIM High Yield Fund	19

Schedule of Investments (continued)

as of August 31, 2019

Description	Interest Rate		Maturity Date	Principal Amount (000)#	Value

BANK LOANS (Continued)

Software (cont’d.)
Finastra USA, Inc., Dollar Term Loan (Second Lien), 6 Month LIBOR + 7.250%	9.446	%(c)	06/13/25	21,374	$20,893,116
Infor US, Inc., Tranche B-6 Term Loan, 3 Month LIBOR + 2.750%	5.080	(c)	02/01/22	5,545	5,541,680
Informatica LLC, Dollar Term B-1 Loan, 1 Month LIBOR + 3.250%	5.362	(c)	08/05/22	9,950	9,951,840
Kronos, Inc., Second Lien Initial Term Loan, 3 Month LIBOR + 8.250%	10.503	(c)	11/01/24	7,500	7,681,252

					62,368,672

Telecommunications 0.2%
Intelsat Jackson Holdings SA (Luxembourg), Tranche B-5 Term Loan	6.625		01/02/24	12,305	12,418,821
West Corp., Initial Term B Loan, 1 Month LIBOR + 4.000%	6.112	(c)	10/10/24	10,566	9,476,124

					21,894,945

TOTAL BANK LOANS (cost $406,299,683)					406,602,440

CORPORATE BONDS 80.8%

Advertising 0.3%
Clear Channel International BV, Gtd. Notes, 144A	8.750		12/15/20	3,807	3,890,259
Mood Media Borrower LLC/Mood Media Co-Issuer, Inc., Sec’d. Notes, 144A	—	(p)	12/31/23	2,237	1,940,903
National CineMedia LLC, Sr. Unsec’d. Notes	5.750		08/15/26	20,485	19,819,238

					25,650,400

Aerospace & Defense 2.4%
Bombardier, Inc. (Canada),
Sr. Unsec’d. Notes, 144A(a)	5.750		03/15/22	1,413	1,425,364
Sr. Unsec’d. Notes, 144A	6.125		01/15/23	1,207	1,200,965
Sr. Unsec’d. Notes, 144A	7.450		05/01/34	1,275	1,236,750
Sr. Unsec’d. Notes, 144A	7.500		12/01/24	70,926	70,667,120
Sr. Unsec’d. Notes, 144A(a)	7.500		03/15/25	20,372	19,837,235

See Notes to Financial Statements.

20

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Aerospace & Defense (cont’d.)
Bombardier, Inc. (Canada), (cont’d.)
Sr. Unsec’d. Notes, 144A(a)	7.875%	04/15/27	78,150	$75,707,812
Sr. Unsec’d. Notes, 144A	8.750	12/01/21	39,850	43,237,250
TransDigm UK Holdings PLC, Gtd. Notes(a)	6.875	05/15/26	4,875	5,106,563
TransDigm, Inc.,
Gtd. Notes(a)	6.375	06/15/26	11,450	12,016,660
Gtd. Notes	6.500	07/15/24	4,830	4,986,975
Gtd. Notes	6.500	05/15/25	2,300	2,397,750

				237,820,444

Agriculture 0.2%
Vector Group Ltd., Sr. Sec’d. Notes, 144A	6.125	02/01/25	22,252	21,806,960

Auto Manufacturers 1.7%
Allison Transmission, Inc.,
Sr. Unsec’d. Notes, 144A(a)	4.750	10/01/27	5,950	6,098,750
Sr. Unsec’d. Notes, 144A	5.875	06/01/29	8,775	9,411,188
Ford Motor Co.,
Sr. Unsec’d. Notes	4.750	01/15/43	12,350	11,142,171
Sr. Unsec’d. Notes(a)	5.291	12/08/46	66,758	64,230,481
Ford Motor Credit Co. LLC, Sr. Unsec’d. Notes	5.584	03/18/24	10,375	11,152,432
General Motors Co.,
Sr. Unsec’d. Notes	5.000	10/01/28	17,000	18,323,168
Sr. Unsec’d. Notes	5.200	04/01/45	2,150	2,191,754
Navistar International Corp., Gtd. Notes, 144A	6.625	11/01/25	40,197	40,699,463

				163,249,407

Auto Parts & Equipment 2.1%
Adient Global Holdings Ltd., Gtd. Notes, 144A	4.875	08/15/26	51,613	39,871,042
American Axle & Manufacturing, Inc.,
Gtd. Notes(a)	6.250	04/01/25	15,675	14,734,187
Gtd. Notes(a)	6.250	03/15/26	36,060	33,445,650
Gtd. Notes(a)	6.500	04/01/27	31,794	29,170,995
Cooper-Standard Automotive, Inc., Gtd. Notes, 144A(a)	5.625	11/15/26	30,181	25,880,207

See Notes to Financial Statements.

PGIM High Yield Fund	21

Schedule of Investments (continued)

as of August 31, 2019

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Auto Parts & Equipment (cont’d.)
Dana Financing Luxembourg Sarl,
Gtd. Notes, 144A(a)	5.750%	04/15/25	6,559	$6,690,180
Gtd. Notes, 144A(a)	6.500	06/01/26	37,992	39,796,620
IHO Verwaltungs GmbH (Germany), Sr. Sec’d. Notes, 144A, Cash coupon 4.750% or PIK 5.500%	4.750	09/15/26	2,725	2,633,031
Meritor, Inc., Gtd. Notes	6.250	02/15/24	2,375	2,437,344
Titan International, Inc., Sr. Sec’d. Notes(a)	6.500	11/30/23	13,625	10,865,938

				205,525,194

Banks 0.3%
CIT Group, Inc., Sub. Notes(a)	6.125	03/09/28	23,900	28,590,375

Beverages 0.2%
Cott Holdings, Inc. (Canada), Gtd. Notes, 144A	5.500	04/01/25	17,082	17,808,497

Building Materials 1.7%
Cemex SAB de CV (Mexico),
Sr. Sec’d. Notes, 144A(a)	5.700	01/11/25	4,635	4,745,128
Sr. Sec’d. Notes, 144A(a)	7.750	04/16/26	1,850	1,991,081
Cornerstone Building Brands, Inc., Gtd. Notes, 144A(a)	8.000	04/15/26	25,911	24,550,673
Griffon Corp., Gtd. Notes	5.250	03/01/22	24,550	24,727,005
Masonite International Corp.,
Gtd. Notes, 144A	5.375	02/01/28	9,530	10,054,150
Gtd. Notes, 144A(a)	5.750	09/15/26	12,409	13,138,029
Standard Industries, Inc., Sr. Unsec’d. Notes, 144A	4.750	01/15/28	22,735	22,848,675
Summit Materials LLC/Summit Materials Finance Corp.,
Gtd. Notes(a)	6.125	07/15/23	9,383	9,535,474
Gtd. Notes, 144A(a)	5.125	06/01/25	7,482	7,669,050
Gtd. Notes, 144A	6.500	03/15/27	6,600	7,095,000
U.S. Concrete, Inc., Gtd. Notes(a)	6.375	06/01/24	35,427	37,109,782

				163,464,047

See Notes to Financial Statements.

22

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Chemicals 3.6%
Alpha 2 BV (Germany), Sr. Unsec’d. Notes, 144A, Cash coupon 8.750% or PIK 9.50%(a)	8.750%	06/01/23	29,996	$28,983,635
Alpha 3 BV/Alpha US Bidco, Inc. (United Kingdom), Gtd. Notes, 144A(a)	6.250	02/01/25	5,979	5,934,157
Ashland LLC, Gtd. Notes	6.875	05/15/43	32,720	36,319,200
Chemours Co. (The),
Gtd. Notes	5.375	05/15/27	20,600	18,282,500
Gtd. Notes(a)	6.625	05/15/23	2,354	2,395,195
Gtd. Notes(a)	7.000	05/15/25	20,478	20,222,025
Cornerstone Chemical Co., Sr. Sec’d. Notes, 144A	6.750	08/15/24	18,513	17,031,960
Element Solutions, Inc., Gtd. Notes, 144A(a)	5.875	12/01/25	13,420	14,007,125
Hexion, Inc., Gtd. Notes, 144A(a)	7.875	07/15/27	18,625	18,019,687
NOVA Chemicals Corp. (Canada),
Sr. Unsec’d. Notes, 144A	4.875	06/01/24	2,820	2,894,025
Sr. Unsec’d. Notes, 144A	5.000	05/01/25	4,100	4,192,250
Sr. Unsec’d. Notes, 144A	5.250	06/01/27	52,441	54,735,294
PQ Corp., Sr. Sec’d. Notes, 144A	6.750	11/15/22	3,525	3,657,893
Rain CII Carbon LLC/CII Carbon Corp., Sec’d. Notes, 144A	7.250	04/01/25	29,264	27,508,160
Starfruit Finco BV/Starfruit US Holdco LLC (Netherlands), Sr. Unsec’d. Notes, 144A(a)	8.000	10/01/26	24,835	24,214,125
TPC Group, Inc., Sr. Sec’d. Notes, 144A	10.500	08/01/24	13,075	13,728,750
Tronox Finance PLC, Gtd. Notes, 144A	5.750	10/01/25	25,942	24,061,205
Tronox, Inc., Gtd. Notes, 144A(a)	6.500	04/15/26	14,970	14,221,500
Venator Finance Sarl/Venator Materials LLC, Gtd. Notes, 144A(a)	5.750	07/15/25	22,167	18,511,662

				348,920,348

Coal 0.1%
Warrior Met Coal, Inc., Sr. Sec’d. Notes, 144A	8.000	11/01/24	7,628	7,961,725

See Notes to Financial Statements.

PGIM High Yield Fund	23

Schedule of Investments (continued)

as of August 31, 2019

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Commercial Services 3.3%
Laureate Education, Inc., Gtd. Notes, 144A	8.250%	05/01/25	47,511	$51,727,601
Nielsen Finance LLC/Nielsen Finance Co., Gtd. Notes, 144A	5.000	04/15/22	7,514	7,551,570
Refinitiv US Holdings, Inc., Gtd. Notes, 144A	8.250	11/15/26	81,529	91,720,125
United Rentals North America, Inc.,
Gtd. Notes	4.625	10/15/25	500	514,225
Gtd. Notes	4.875	01/15/28	70,500	73,936,875
Gtd. Notes(a)	5.250	01/15/30	19,190	20,509,312
Gtd. Notes(a)	5.500	05/15/27	12,005	12,881,485
Gtd. Notes(a)	5.875	09/15/26	26,975	28,930,687
Gtd. Notes(a)	6.500	12/15/26	16,475	17,916,563
Verscend Escrow Corp., Sr. Unsec’d. Notes, 144A(a)	9.750	08/15/26	12,025	12,873,725

				318,562,168

Computers 1.6%
Banff Merger Sub, Inc., Sr. Unsec’d. Notes, 144A	9.750	09/01/26	83,773	76,233,430
Dell International LLC/EMC Corp.,
Gtd. Notes, 144A	5.875	06/15/21	1,800	1,829,749
Gtd. Notes, 144A(a)	7.125	06/15/24	1,290	1,359,944
Everi Payments, Inc., Gtd. Notes, 144A(a)	7.500	12/15/25	21,496	22,570,800
MTS Systems Corp., Gtd. Notes, 144A	5.750	08/15/27	4,780	4,995,100
NCR Corp.,
Gtd. Notes	5.000	07/15/22	9,403	9,467,128
Gtd. Notes, 144A	5.750	09/01/27	13,925	14,705,636
Tempo Acquisition LLC/Tempo Acquisition Finance Corp., Sr. Unsec’d. Notes, 144A	6.750	06/01/25	21,850	22,446,505

				153,608,292

Distribution/Wholesale 0.3%
Anixter, Inc.,
Gtd. Notes	5.500	03/01/23	1,975	2,120,656
Gtd. Notes	6.000	12/01/25	11,770	13,005,850

See Notes to Financial Statements.

24

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Distribution/Wholesale (cont’d.)
H&E Equipment Services, Inc., Gtd. Notes(a)	5.625%	09/01/25	11,975	$12,543,813

				27,670,319

Diversified Financial Services 3.1%
Allied Universal Holdco LLC/Allied Universal Finance Corp.,
Sr. Sec’d. Notes, 144A	6.625	07/15/26	10,950	11,634,375
Sr. Unsec’d. Notes, 144A	9.750	07/15/27	31,200	32,682,000
Avolon Holdings Funding Ltd. (Ireland), Gtd. Notes, 144A	5.500	01/15/23	4,000	4,261,600
Fairstone Financial, Inc. (Canada), Sr. Unsec’d. Notes, 144A	7.875	07/15/24	7,590	7,912,575
LPL Holdings, Inc., Gtd. Notes, 144A	5.750	09/15/25	17,325	18,234,562
Nationstar Mortgage Holdings, Inc.,
Gtd. Notes, 144A	8.125	07/15/23	4,100	4,245,878
Gtd. Notes, 144A(a)	9.125	07/15/26	82,300	87,032,250
Navient Corp.,
Sr. Unsec’d. Notes(a)	7.250	09/25/23	6,675	7,409,250
Sr. Unsec’d. Notes, MTN	8.000	03/25/20	2,720	2,801,600
Park Aerospace Holdings Ltd. (Ireland),
Gtd. Notes, 144A	4.500	03/15/23	6,666	6,896,644
Gtd. Notes, 144A	5.500	02/15/24	9,390	10,154,346
Springleaf Finance Corp.,
Gtd. Notes	6.625	01/15/28	18,465	20,265,337
Gtd. Notes	6.875	03/15/25	14,925	16,921,219
Gtd. Notes	7.125	03/15/26	57,075	65,094,037
VFH Parent LLC/Orchestra Co-Issuer, Inc., Sec’d. Notes, 144A	6.750	06/15/22	5,925	6,117,563

				301,663,236

Electric 2.8%
Calpine Corp.,
Sr. Unsec’d. Notes	5.375	01/15/23	3,392	3,438,369
Sr. Unsec’d. Notes	5.500	02/01/24	27,870	28,078,746
Sr. Unsec’d. Notes(a)	5.750	01/15/25	110,464	112,120,960
Keystone Power Pass-Through Holders LLC/Conemaugh Power Pass-Through Holders, Sub. Notes, 144A, Cash coupon 13.000% or PIK N/A	13.000	06/01/24	8,092	8,335,323

See Notes to Financial Statements.

PGIM High Yield Fund	25

Schedule of Investments (continued)

as of August 31, 2019

Description	Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Electric (cont’d.)
Keystone & Conemaugh Pass-Through Certificates, Gtd. Notes, 144A	9.000%	12/01/23		4,074	$4,155,145
Mirant Corp., Bonds, 144A^	7.400	07/15/49	(d)	2,675	2,675
NRG Energy, Inc.,
Gtd. Notes(a)	5.750	01/15/28		12,050	12,983,875
Gtd. Notes	6.625	01/15/27		2,385	2,575,800
Gtd. Notes(a)	7.250	05/15/26		10,778	11,815,383
Gtd. Notes, 144A(a)	5.250	06/15/29		5,050	5,388,704
Vistra Energy Corp., Gtd. Notes, 144A	8.000	01/15/25		1,190	1,253,963
Vistra Operations Co. LLC,
Gtd. Notes, 144A	5.000	07/31/27		18,610	19,214,825
Gtd. Notes, 144A	5.500	09/01/26		26,180	27,489,000
Sr. Unsec’d. Notes, 144A	5.625	02/15/27		37,750	39,967,812

					276,820,580

Electronics 0.2%
Itron, Inc., Gtd. Notes, 144A	5.000	01/15/26		6,325	6,467,313
Sensata Technologies BV,
Gtd. Notes, 144A	4.875	10/15/23		6,090	6,389,019
Gtd. Notes, 144A(a)	5.000	10/01/25		1,800	1,908,000
Gtd. Notes, 144A	5.625	11/01/24		950	1,030,750

					15,795,082

Engineering & Construction 0.7%
AECOM,
Gtd. Notes	5.125	03/15/27		31,284	32,676,764
Gtd. Notes(a)	5.875	10/15/24		8,925	9,639,000
TopBuild Corp., Gtd. Notes, 144A	5.625	05/01/26		27,653	28,828,252

					71,144,016

Entertainment 3.1%
AMC Entertainment Holdings, Inc.,
Gtd. Notes(a)	5.750	06/15/25		12,925	12,278,750
Gtd. Notes(a)	5.875	11/15/26		35,814	32,769,810
Gtd. Notes(a)	6.125	05/15/27		5,250	4,843,125

See Notes to Financial Statements.

26

Description	Interest Rate		Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (Continued)

Entertainment (cont’d.)
Caesars Resort Collection LLC/CRC Finco, Inc., Gtd. Notes, 144A	5.250%		10/15/25		59,191	$60,226,842
Golden Entertainment, Inc., Sr. Unsec’d. Notes, 144A(a)	7.625		04/15/26		8,875	9,230,888
International Game Technology PLC,
Sr. Sec’d. Notes, 144A(a)	6.250		01/15/27		15,090	16,561,275
Sr. Sec’d. Notes, 144A	6.500		02/15/25		13,431	14,740,523
Jacobs Entertainment, Inc., Sec’d. Notes, 144A	7.875		02/01/24		21,815	23,178,437
Penn National Gaming, Inc., Sr. Unsec’d. Notes, 144A(a)	5.625		01/15/27		27,472	28,195,887
Scientific Games International, Inc.,
Gtd. Notes	6.250		09/01/20		4,925	4,937,313
Gtd. Notes	6.625		05/15/21		27,015	27,453,994
Gtd. Notes(a)	10.000		12/01/22		24,515	25,434,312
Gtd. Notes, 144A(a)	8.250		03/15/26		30,524	32,355,440
Sr. Sec’d. Notes, 144A	5.000		10/15/25		250	258,310
Twin River Worldwide Holdings, Inc., Sr. Unsec’d. Notes, 144A	6.750		06/01/27		8,325	8,772,469

						301,237,375

Environmental Control 0.0%
Advanced Disposal Services, Inc., Gtd. Notes, 144A	5.625		11/15/24		445	466,138

Foods 2.2%
B&G Foods, Inc., Gtd. Notes(a)	5.250		04/01/25		10,428	10,574,513
JBS USA LUX SA/JBS USA Finance, Inc.,
Gtd. Notes, 144A	5.750		06/15/25		32,670	33,977,127
Gtd. Notes, 144A(a)	5.875		07/15/24		10,418	10,730,540
JBS USA LUX SA/JBS USA Food Co./JBS USA Finance, Inc.,
Gtd. Notes, 144A	6.500		04/15/29		27,520	30,478,400
Sr. Unsec’d. Notes, 144A	5.500		01/15/30		14,750	15,635,000
Picard Groupe SAS (France), Sr. Sec’d. Notes, 3 Month EURIBOR + 3.000%(a)	3.000	(c)	11/30/23	EUR	10,250	11,036,600
Pilgrim’s Pride Corp., Gtd. Notes, 144A(a)	5.875		09/30/27		43,390	46,752,725
Post Holdings, Inc., Gtd. Notes, 144A(a)	5.000		08/15/26		6,225	6,489,563

See Notes to Financial Statements.

PGIM High Yield Fund	27

Schedule of Investments (continued)

as of August 31, 2019

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Foods (cont’d.)
Post Holdings, Inc., (cont’d.)
Gtd. Notes, 144A(a)	5.500%	12/15/29	14,583	$15,417,293
Gtd. Notes, 144A(a)	5.625	01/15/28	29,402	31,313,130

				212,404,891

Forest Products & Paper 0.0%
Mercer International, Inc. (Germany), Sr. Unsec’d. Notes(a)	6.500	02/01/24	1,550	1,596,500

Gas 0.8%
AmeriGas Partners LP/AmeriGas Finance Corp.,
Sr. Unsec’d. Notes(a)	5.500	05/20/25	28,830	30,487,725
Sr. Unsec’d. Notes	5.750	05/20/27	23,677	25,052,634
Sr. Unsec’d. Notes(a)	5.875	08/20/26	24,154	26,230,036

				81,770,395

Healthcare-Services 5.1%
Acadia Healthcare Co., Inc.,
Gtd. Notes	5.125	07/01/22	1,486	1,497,145
Gtd. Notes	6.125	03/15/21	2,070	2,075,175
Gtd. Notes	6.500	03/01/24	6,849	7,071,593
CHS/Community Health Systems, Inc.,
Sec’d. Notes, 144A(a)	8.125	06/30/24	27,282	20,734,320
Sr. Sec’d. Notes	6.250	03/31/23	13,425	12,990,030
DaVita, Inc., Gtd. Notes	5.000	05/01/25	10,147	10,159,684
Hadrian Merger Sub, Inc., Sr. Unsec’d. Notes, 144A	8.500	05/01/26	21,334	20,427,305
HCA, Inc.,
Gtd. Notes	5.375	02/01/25	35,907	39,856,770
Gtd. Notes	5.375	09/01/26	2,750	3,066,250
Gtd. Notes(a)	5.625	09/01/28	15,162	17,251,513
Gtd. Notes	5.875	02/01/29	6,904	7,948,230
Gtd. Notes	7.500	12/15/23	12,480	14,149,200
MEDNAX, Inc., Gtd. Notes, 144A(a)	6.250	01/15/27	72,324	70,877,520
Polaris Intermediate Corp., Sr. Unsec’d. Notes, 144A, Cash coupon 8.500% or PIK N/A	8.500	12/01/22	22,160	18,614,400

See Notes to Financial Statements.

28

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Healthcare-Services (cont’d.)
RegionalCare Hospital Partners Holdings, Inc./LifePoint Health, Inc., Gtd. Notes, 144A(a)	9.750%	12/01/26	65,483	$69,984,956
Surgery Center Holdings, Inc.,
Gtd. Notes, 144A(a)	6.750	07/01/25	12,227	10,461,666
Gtd. Notes, 144A(a)	10.000	04/15/27	18,050	17,282,875
Tenet Healthcare Corp.,
Sec’d. Notes, 144A	6.250	02/01/27	30,246	31,380,225
Sr. Sec’d. Notes, 144A	5.125	11/01/27	6,375	6,590,156
Sr. Unsec’d. Notes(a)	6.750	06/15/23	41,064	42,193,260
Sr. Unsec’d. Notes(a)	7.000	08/01/25	57,113	57,684,130
Sr. Unsec’d. Notes(a)	8.125	04/01/22	18,646	20,089,200

				502,385,603

Home Builders 4.5%
Ashton Woods USA LLC/Ashton Woods Finance Co.,
Sr. Unsec’d. Notes, 144A	6.750	08/01/25	21,144	20,932,560
Sr. Unsec’d. Notes, 144A	9.875	04/01/27	26,936	29,360,240
Beazer Homes USA, Inc.,
Gtd. Notes(a)	5.875	10/15/27	21,941	20,789,097
Gtd. Notes	6.750	03/15/25	11,275	11,359,562
Gtd. Notes	7.250	02/01/23	421	421,000
Gtd. Notes	8.750	03/15/22	9,451	9,864,481
Brookfield Residential Properties, Inc. (Canada), Gtd. Notes, 144A	6.375	05/15/25	12,275	12,459,125
Brookfield Residential Properties, Inc./Brookfield Residential US Corp. (Canada), Gtd. Notes, 144A	6.125	07/01/22	3,725	3,776,219
Century Communities, Inc., Sr. Unsec’d. Notes, 144A	6.750	06/01/27	22,725	24,088,500
Forestar Group, Inc., Gtd. Notes, 144A	8.000	04/15/24	12,575	13,502,406
KB Home,
Gtd. Notes(a)	6.875	06/15/27	6,750	7,593,750
Gtd. Notes	7.000	12/15/21	1,412	1,531,498
Gtd. Notes	7.500	09/15/22	525	593,250
Gtd. Notes	7.625	05/15/23	8,400	9,450,000
Lennar Corp.,
Gtd. Notes	4.750	05/30/25	1,224	1,309,680
Gtd. Notes	4.875	12/15/23	4,075	4,370,438
Gtd. Notes	5.250	06/01/26	9,250	10,070,937

See Notes to Financial Statements.

PGIM High Yield Fund	29

Schedule of Investments (continued)

as of August 31, 2019

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Home Builders (cont’d.)
Lennar Corp., (cont’d.)
Gtd. Notes	5.375%	10/01/22	3,675	$3,923,063
M/I Homes, Inc.,
Gtd. Notes	5.625	08/01/25	12,591	13,031,685
Gtd. Notes	6.750	01/15/21	5,550	5,626,313
Mattamy Group Corp. (Canada),
Sr. Unsec’d. Notes, 144A	6.500	10/01/25	17,910	18,984,600
Sr. Unsec’d. Notes, 144A	6.875	12/15/23	11,725	12,208,656
Meritage Homes Corp.,
Gtd. Notes	5.125	06/06/27	22,873	24,073,832
Gtd. Notes	6.000	06/01/25	14,125	15,590,469
New Home Co., Inc. (The), Gtd. Notes	7.250	04/01/22	15,721	14,934,950
PulteGroup, Inc.,
Gtd. Notes	5.000	01/15/27	14,950	16,071,250
Gtd. Notes	5.500	03/01/26	3,000	3,292,500
Taylor Morrison Communities, Inc., Gtd. Notes, 144A	5.875	06/15/27	23,440	25,139,400
Taylor Morrison Communities, Inc./Taylor Morrison Holdings II, Inc.,
Gtd. Notes, 144A	5.625	03/01/24	16,329	17,145,450
Gtd. Notes, 144A	5.875	04/15/23	7,469	7,954,485
William Lyon Homes, Inc.,
Gtd. Notes	5.875	01/31/25	37,565	37,940,650
Gtd. Notes	6.000	09/01/23	9,300	9,648,750
Gtd. Notes(a)	7.000	08/15/22	1,406	1,409,515
Gtd. Notes, 144A	6.625	07/15/27	29,430	29,430,000

				437,878,311

Home Furnishings 0.0%
Tempur Sealy International, Inc., Gtd. Notes(a)	5.500	06/15/26	2,571	2,686,695

Household Products/Wares 0.1%
Spectrum Brands, Inc., Gtd. Notes(a)	5.750	07/15/25	11,552	12,014,080

See Notes to Financial Statements.

30

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Housewares 0.1%
Scotts Miracle-Gro Co. (The),
Gtd. Notes	5.250%	12/15/26	9,634	$9,995,275
Gtd. Notes	6.000	10/15/23	1,793	1,856,616

				11,851,891

Internet 0.6%
Zayo Group LLC/Zayo Capital, Inc.,
Gtd. Notes	6.000	04/01/23	5,755	5,935,592
Gtd. Notes, 144A	5.750	01/15/27	53,032	54,092,640

				60,028,232

Iron/Steel 0.5%
Cleveland-Cliffs, Inc.,
Gtd. Notes(a)	5.750	03/01/25	6,935	6,952,337
Gtd. Notes, 144A(a)	5.875	06/01/27	45,375	44,240,625

				51,192,962

Lodging 0.5%
Boyd Gaming Corp., Gtd. Notes	6.000	08/15/26	8,900	9,400,625
Interval Acquisition Corp., Gtd. Notes	5.625	04/15/23	3,500	3,552,500
Jack Ohio Finance LLC/Jack Ohio Finance 1 Corp.,
Sec’d. Notes, 144A	10.250	11/15/22	12,049	12,787,001
Sr. Sec’d. Notes, 144A	6.750	11/15/21	7,875	8,052,188
MGM Resorts International,
Gtd. Notes	4.625	09/01/26	675	698,625
Gtd. Notes(a)	5.500	04/15/27	10,248	11,106,270

				45,597,209

Machinery-Diversified 0.5%
ATS Automation Tooling Systems, Inc. (Canada), Gtd. Notes, 144A	6.500	06/15/23	8,177	8,452,974
Cloud Crane LLC, Sec’d. Notes, 144A	10.125	08/01/24	32,715	35,168,625
RBS Global, Inc./Rexnord LLC, Gtd. Notes, 144A(a)	4.875	12/15/25	6,300	6,489,000

				50,110,599

See Notes to Financial Statements.

PGIM High Yield Fund	31

Schedule of Investments (continued)

as of August 31, 2019

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Media 7.8%
AMC Networks, Inc., Gtd. Notes(a)	4.750%	08/01/25	9,040	$9,232,100
Cablevision Systems Corp., Sr. Unsec’d. Notes(a)	8.000	04/15/20	10,000	10,287,500
CCO Holdings LLC/CCO Holdings Capital Corp.,
Sr. Unsec’d. Notes	5.125	02/15/23	7,086	7,201,147
Sr. Unsec’d. Notes	5.250	03/15/21	3,131	3,140,784
Sr. Unsec’d. Notes	5.750	01/15/24	305	311,863
Sr. Unsec’d. Notes, 144A(a)	5.000	02/01/28	29,580	31,059,000
Sr. Unsec’d. Notes, 144A(a)	5.125	05/01/23	7,730	7,907,790
Sr. Unsec’d. Notes, 144A(a)	5.375	05/01/25	4,802	4,988,078
Sr. Unsec’d. Notes, 144A(a)	5.375	06/01/29	37,028	39,573,675
Sr. Unsec’d. Notes, 144A	5.500	05/01/26	2,685	2,829,319
Sr. Unsec’d. Notes, 144A(a)	5.875	05/01/27	10,892	11,599,980
Clear Channel Worldwide Holdings, Inc.,
Gtd. Notes, 144A(a)	9.250	02/15/24	74,135	81,270,494
Gtd. Notes, Series A	6.500	11/15/22	29,955	30,604,125
Sr. Sec’d. Notes, 144A	5.125	08/15/27	12,500	13,078,125
CSC Holdings LLC,
Gtd. Notes, 144A	5.375	02/01/28	11,490	12,268,562
Sr. Unsec’d. Notes, 144A(a)	5.125	12/15/21	37,717	37,764,146
Sr. Unsec’d. Notes, 144A(a)	5.125	12/15/21	25,434	25,465,792
Sr. Unsec’d. Notes, 144A(a)	7.500	04/01/28	20,537	23,104,125
Cumulus Media New Holdings, Inc., Sr. Sec’d. Notes, 144A	6.750	07/01/26	13,395	13,796,850
Diamond Sports Group LLC/Diamond Sports Finance Co.,
Gtd. Notes, 144A(a)	6.625	08/15/27	12,990	13,607,025
Sr. Sec’d. Notes, 144A	5.375	08/15/26	11,525	12,101,250
DISH DBS Corp.,
Gtd. Notes(a)	5.000	03/15/23	3,000	2,943,750
Gtd. Notes(a)	5.875	11/15/24	10,690	10,169,397
Gtd. Notes(a)	7.750	07/01/26	151,615	148,961,737
Entercom Media Corp., Sec’d. Notes, 144A	6.500	05/01/27	9,620	9,956,700
Gray Television, Inc.,
Gtd. Notes, 144A(a)	5.125	10/15/24	2,408	2,486,260
Gtd. Notes, 144A	5.875	07/15/26	18,683	19,523,735
Sr. Unsec’d. Notes, 144A(a)	7.000	05/15/27	8,564	9,364,306
Midcontinent Communications/Midcontinent Finance Corp., Gtd. Notes, 144A(a)	5.375	08/15/27	7,675	7,966,880

See Notes to Financial Statements.

32

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Media (cont’d.)
Nexstar Broadcasting, Inc., Gtd. Notes, 144A	5.625%	08/01/24	17,264	$17,954,560
Quebecor Media, Inc. (Canada), Sr. Unsec’d. Notes	5.750	01/15/23	12,231	13,244,094
Radiate Holdco LLC/Radiate Finance, Inc.,
Sr. Unsec’d. Notes, 144A(a)	6.625	02/15/25	16,935	16,807,987
Sr. Unsec’d. Notes, 144A(a)	6.875	02/15/23	29,829	30,425,580
Scripps Escrow, Inc., Sr. Unsec’d. Notes, 144A(a)	5.875	07/15/27	6,370	6,425,737
Sinclair Television Group, Inc.,
Gtd. Notes, 144A	5.625	08/01/24	8,685	8,945,550
Gtd. Notes, 144A(a)	5.875	03/15/26	2,275	2,383,063
TEGNA, Inc.,
Gtd. Notes(a)	6.375	10/15/23	1,928	1,981,984
Gtd. Notes, 144A(a)	5.500	09/15/24	2,250	2,306,250
Tribune Media Co., Gtd. Notes	5.875	07/15/22	2,071	2,101,423
Univision Communications, Inc.,
Sr. Sec’d. Notes, 144A	5.125	05/15/23	24,350	24,045,625
Sr. Sec’d. Notes, 144A(a)	5.125	02/15/25	18,722	18,064,671
Sr. Sec’d. Notes, 144A	6.750	09/15/22	4,297	4,350,713
Videotron Ltd. (Canada), Gtd. Notes	5.000	07/15/22	650	681,688
Virgin Media Finance PLC (United Kingdom), Gtd. Notes, 144A(a)	5.750	01/15/25	2,500	2,599,275
Ziggo Bond Co. BV (Netherlands), Sr. Unsec’d. Notes, 144A(a)	6.000	01/15/27	8,411	8,768,467

				763,651,162

Metal Fabricate/Hardware 0.2%
TriMas Corp., Gtd. Notes, 144A	4.875	10/15/25	4,730	4,789,125
Zekelman Industries, Inc., Sr. Sec’d. Notes, 144A(a)	9.875	06/15/23	10,083	10,642,607

				15,431,732

Mining 2.4%
Constellium SE,
Gtd. Notes, 144A(a)	5.875	02/15/26	18,827	19,627,147
Gtd. Notes, 144A(a)	6.625	03/01/25	16,110	16,865,156

See Notes to Financial Statements.

PGIM High Yield Fund	33

Schedule of Investments (continued)

as of August 31, 2019

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Mining (cont’d.)
Eldorado Gold Corp. (Canada), Sec’d. Notes, 144A(a)	9.500%	06/01/24	21,750	$23,381,250
First Quantum Minerals Ltd. (Zambia),
Gtd. Notes, 144A	6.500	03/01/24	21,085	19,134,637
Gtd. Notes, 144A(a)	6.875	03/01/26	10,850	9,642,938
Gtd. Notes, 144A	7.000	02/15/21	5,160	5,160,000
Gtd. Notes, 144A(a)	7.250	04/01/23	2,230	2,096,200
Gtd. Notes, 144A(a)	7.500	04/01/25	20,650	18,894,750
Freeport-McMoRan, Inc.,
Gtd. Notes	3.550	03/01/22	3,329	3,337,323
Gtd. Notes	3.875	03/15/23	19,395	19,596,708
Gtd. Notes(a)	4.550	11/14/24	19,421	19,611,520
IAMGOLD Corp. (Canada), Gtd. Notes, 144A	7.000	04/15/25	26,892	28,034,910
New Gold, Inc. (Canada),
Gtd. Notes, 144A	6.250	11/15/22	14,403	14,114,940
Gtd. Notes, 144A(a)	6.375	05/15/25	2,000	1,790,000
Novelis Corp.,
Gtd. Notes, 144A	5.875	09/30/26	22,283	23,536,419
Gtd. Notes, 144A(a)	6.250	08/15/24	6,306	6,605,535

				231,429,433

Miscellaneous Manufacturing 0.2%
Amsted Industries, Inc., Gtd. Notes, 144A(a)	5.625	07/01/27	7,400	7,899,500
FXI Holdings, Inc., Sr. Sec’d. Notes, 144A(a)	7.875	11/01/24	12,225	10,849,688

				18,749,188

Office/Business Equipment 0.1%
CDW LLC/CDW Finance Corp., Gtd. Notes	5.500	12/01/24	5,105	5,558,069

Oil & Gas 7.2%
Alta Mesa Holdings LP/Alta Mesa Finance Services Corp., Gtd. Notes	7.875	12/15/24	89,039	16,027,020
Antero Resources Corp.,
Gtd. Notes(a)	5.000	03/01/25	28,295	24,475,175
Gtd. Notes(a)	5.375	11/01/21	1,090	1,058,663

See Notes to Financial Statements.

34

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Oil & Gas (cont’d.)
Antero Resources Corp., (cont’d.)
Gtd. Notes(a)	5.625%	06/01/23	18,040	$16,641,900
Ascent Resources Utica Holdings LLC/ARU Finance Corp.,
Sr. Unsec’d. Notes, 144A(a)	7.000	11/01/26	29,975	24,757,851
Sr. Unsec’d. Notes, 144A(a)	10.000	04/01/22	35,399	35,487,497
Centennial Resource Production LLC, Gtd. Notes, 144A(a)	5.375	01/15/26	6,886	6,558,915
Chesapeake Energy Corp., Gtd. Notes(a)	8.000	06/15/27	79,501	57,440,268
Citgo Holding, Inc., Sr. Sec’d. Notes, 144A	9.250	08/01/24	24,175	25,565,062
CNX Resources Corp.,
Gtd. Notes	5.875	04/15/22	21,859	21,148,582
Gtd. Notes, 144A	7.250	03/14/27	24,964	20,907,350
CrownRock LP/CrownRock Finance, Inc., Sr. Unsec’d. Notes, 144A	5.625	10/15/25	12,275	12,152,250
Denbury Resources, Inc., Sec’d. Notes, 144A	9.000	05/15/21	4,350	3,958,500
Diamond Offshore Drilling, Inc., Sr. Unsec’d. Notes	7.875	08/15/25	5,225	4,808,568
Endeavor Energy Resources LP/EER Finance, Inc., Sr. Unsec’d. Notes, 144A	5.750	01/30/28	12,015	12,585,712
Extraction Oil & Gas, Inc.,
Gtd. Notes, 144A	5.625	02/01/26	43,492	28,704,720
Gtd. Notes, 144A	7.375	05/15/24	12,785	9,588,750
Hilcorp Energy I LP/Hilcorp Finance Co.,
Sr. Unsec’d. Notes, 144A(a)	5.000	12/01/24	3,100	2,859,750
Sr. Unsec’d. Notes, 144A(a)	5.750	10/01/25	15,448	14,405,260
Sr. Unsec’d. Notes, 144A	6.250	11/01/28	21,614	19,884,880
MEG Energy Corp. (Canada),
Gtd. Notes, 144A	6.375	01/30/23	61,650	58,259,250
Gtd. Notes, 144A	7.000	03/31/24	16,326	15,530,107
Nabors Industries, Inc., Gtd. Notes(a)	5.750	02/01/25	45,803	36,642,400
Petrobras Global Finance BV (Brazil),
Gtd. Notes(a)	5.299	01/27/25	2,720	2,940,864
Gtd. Notes(a)	7.375	01/17/27	5,705	6,772,463
Gtd. Notes	8.750	05/23/26	4,750	5,947,000
Precision Drilling Corp. (Canada),
Gtd. Notes	7.750	12/15/23	5,650	5,579,375
Gtd. Notes, 144A(a)	7.125	01/15/26	28,618	25,541,565

See Notes to Financial Statements.

PGIM High Yield Fund	35

Schedule of Investments (continued)

as of August 31, 2019

Description	Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Oil & Gas (cont’d.)
Range Resources Corp.,
Gtd. Notes(a)	4.875%	05/15/25		30,625	$25,112,500
Gtd. Notes	5.000	08/15/22		1,600	1,492,000
Gtd. Notes(a)	5.000	03/15/23		7,181	6,355,185
Gtd. Notes	5.875	07/01/22		21,518	20,603,485
Rowan Cos., Inc., Gtd. Notes	7.375	06/15/25		1,250	787,500
Seven Generations Energy Ltd. (Canada), Gtd. Notes, 144A	5.375	09/30/25		8,250	7,899,375
Seventy Seven Energy, Inc., Escrow Shares, Sr. Unsec’d. Notes^	6.500	07/15/22	(d)	1,800	18
Sunoco LP/Sunoco Finance Corp.,
Gtd. Notes	4.875	01/15/23		824	842,540
Gtd. Notes	5.500	02/15/26		11,550	11,983,125
Gtd. Notes	5.875	03/15/28		1,525	1,586,000
Transocean Pontus Ltd., Sr. Sec’d. Notes, 144A	6.125	08/01/25		5,273	5,346,548
Transocean, Inc.,
Gtd. Notes, 144A(a)	7.250	11/01/25		37,665	34,275,150
Gtd. Notes, 144A(a)	7.500	01/15/26		18,658	17,025,425
Valaris PLC,
Sr. Unsec’d. Notes	5.750	10/01/44		6,475	3,237,500
Sr. Unsec’d. Notes(a)	7.750	02/01/26		34,900	22,154,520
WPX Energy, Inc.,
Sr. Unsec’d. Notes	5.250	09/15/24		8,200	8,323,000
Sr. Unsec’d. Notes	5.750	06/01/26		6,445	6,686,688
Sr. Unsec’d. Notes(a)	6.000	01/15/22		10,858	11,156,595
Sr. Unsec’d. Notes(a)	8.250	08/01/23		4,165	4,633,563

					705,730,414

Oil & Gas Services 0.1%
Nine Energy Service, Inc., Sr. Unsec’d. Notes, 144A(a)	8.750	11/01/23		6,325	5,708,313

Packaging & Containers 1.1%
ARD Finance SA (Luxembourg), Sr. Sec’d. Notes, Cash coupon 7.125% or PIK 7.875%(a)	7.125	09/15/23		61,785	63,406,855
ARD Securities Finance SARL (Luxembourg), Sr. Sec’d. Notes, 144A, Cash coupon 8.750% or PIK 8.750%	8.750	01/31/23		13,542	14,015,673

See Notes to Financial Statements.

36

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (Continued)

Packaging & Containers (cont’d.)
Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc. (Ireland),
Gtd. Notes, 144A	6.750%	05/15/24	EUR	1,000	$1,159,498
Sr. Sec’d. Notes, 144A(a)	4.625	05/15/23		4,475	4,579,984
Owens-Brockway Glass Container, Inc., Gtd. Notes, 144A(a)	6.375	08/15/25		2,561	2,740,270
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer Lu, Gtd. Notes, 144A(a)	7.000	07/15/24		15,810	16,343,587
Sealed Air Corp., Gtd. Notes, 144A(a)	5.125	12/01/24		1,100	1,178,375

					103,424,242

Pharmaceuticals 1.7%
Bausch Health Americas, Inc., Gtd. Notes, 144A(a)	8.500	01/31/27		8,455	9,384,881
Bausch Health Cos., Inc.,
Gtd. Notes, 144A	5.500	03/01/23		2,306	2,329,060
Gtd. Notes, 144A(a)	6.125	04/15/25		63,531	65,436,930
Gtd. Notes, 144A	7.000	01/15/28		13,900	14,566,227
Gtd. Notes, 144A(a)	7.250	05/30/29		14,325	15,148,687
Sr. Sec’d. Notes, 144A	5.750	08/15/27		3,895	4,177,388
Endo Dac/Endo Finance LLC/Endo Finco, Inc.,
Gtd. Notes, 144A	6.000	07/15/23		7,367	4,862,220
Gtd. Notes, 144A	6.000	02/01/25		21,080	13,175,000
Mallinckrodt International Finance SA/Mallinckrodt CB LLC,
Gtd. Notes, 144A(a)	5.500	04/15/25		14,273	6,538,818
Gtd. Notes, 144A(a)	5.625	10/15/23		4,131	2,106,810
NVA Holdings, Inc., Gtd. Notes, 144A(a)	6.875	04/01/26		28,808	30,761,182

					168,487,203

Pipelines 2.5%
Antero Midstream Partners LP/Antero Midstream Finance Corp.,
Gtd. Notes	5.375	09/15/24		4,075	3,840,688
Gtd. Notes, 144A	5.750	01/15/28		34,345	31,168,087

See Notes to Financial Statements.

PGIM High Yield Fund	37

Schedule of Investments (continued)

as of August 31, 2019

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Pipelines (cont’d.)
CNX Midstream Partners LP/CNX Midstream Finance Corp., Sr. Unsec’d. Notes, 144A	6.500%	03/15/26	9,125	$8,536,438
DCP Midstream Operating LP,
Gtd. Notes	5.125	05/15/29	7,125	7,303,481
Gtd. Notes(a)	5.600	04/01/44	5,131	4,835,968
Gtd. Notes, 144A	6.450	11/03/36	12,900	13,512,750
Energy Transfer Operating LP, Gtd. Notes	7.500	10/15/20	10,800	11,382,482
Global Partners LP/GLP Finance Corp.,
Gtd. Notes	7.000	06/15/23	18,670	18,856,700
Gtd. Notes, 144A	7.000	08/01/27	17,740	17,961,750
NGPL PipeCo LLC,
Sr. Unsec’d. Notes, 144A	4.875	08/15/27	4,775	5,069,029
Sr. Unsec’d. Notes, 144A	7.768	12/15/37	13,150	17,144,707
Rockies Express Pipeline LLC,
Sr. Unsec’d. Notes, 144A	6.875	04/15/40	39,028	43,157,162
Sr. Unsec’d. Notes, 144A	7.500	07/15/38	6,715	7,596,344
Tallgrass Energy Partners LP/Tallgrass Energy Finance Corp.,
Gtd. Notes, 144A	5.500	09/15/24	8,650	8,433,750
Gtd. Notes, 144A	5.500	01/15/28	34,546	32,516,422
Targa Resources Partners LP/Targa Resources Partners Finance Corp.,
Gtd. Notes	4.250	11/15/23	8,439	8,428,451
Gtd. Notes	5.125	02/01/25	2,350	2,408,750
Gtd. Notes(a)	6.750	03/15/24	4,900	5,089,875

				247,242,834

Real Estate 1.0%
Five Point Operating Co. LP/Five Point Capital Corp., Gtd. Notes, 144A	7.875	11/15/25	29,425	29,516,953
Greystar Real Estate Partners LLC, Sr. Sec’d. Notes, 144A	5.750	12/01/25	29,252	29,993,538
Howard Hughes Corp. (The), Sr. Unsec’d. Notes, 144A	5.375	03/15/25	7,095	7,307,850
Hunt Cos., Inc., Sr. Sec’d. Notes, 144A	6.250	02/15/26	27,022	26,278,895

				93,097,236

See Notes to Financial Statements.

38

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Real Estate Investment Trusts (REITs) 0.9%
GLP Capital LP/GLP Financing II, Inc., Gtd. Notes	5.375%	04/15/26	14,202	$15,588,967
MGM Growth Properties Operating Partnership LP/MGP Finance Co-Issuer, Inc.,
Gtd. Notes	4.500	09/01/26	9,100	9,532,250
Gtd. Notes	4.500	01/15/28	20,429	20,888,653
MPT Operating Partnership LP/MPT Finance Corp.,
Gtd. Notes	5.000	10/15/27	21,150	22,577,625
Gtd. Notes	5.250	08/01/26	5,735	6,059,314
Sabra Health Care LP, Gtd. Notes(a)	5.125	08/15/26	5,886	6,353,916
Senior Housing Properties Trust, Sr. Unsec’d. Notes	6.750	12/15/21	5,475	5,839,119

				86,839,844

Retail 4.3%
Beacon Roofing Supply, Inc.,
Gtd. Notes	6.375	10/01/23	5,926	6,135,484
Gtd. Notes, 144A(a)	4.875	11/01/25	14,484	14,284,845
Brinker International, Inc., Gtd. Notes, 144A(a)	5.000	10/01/24	6,104	6,287,120
CEC Entertainment, Inc., Gtd. Notes	8.000	02/15/22	28,310	26,894,500
Ferrellgas LP/Ferrellgas Finance Corp.,
Gtd. Notes	6.750	06/15/23	17,660	14,834,400
Sr. Unsec’d. Notes	6.500	05/01/21	15,765	13,400,250
Sr. Unsec’d. Notes	6.750	01/15/22	16,550	13,984,750
Ferrellgas Partners LP/Ferrellgas Partners Finance Corp.,
Sr. Unsec’d. Notes(a)	8.625	06/15/20	34,212	25,546,100
Sr. Unsec’d. Notes(a)	8.625	06/15/20	35,345	26,392,112
Golden Nugget, Inc.,
Gtd. Notes, 144A(a)	8.750	10/01/25	30,275	31,750,906
Sr. Unsec’d. Notes, 144A	6.750	10/15/24	23,126	23,646,335
L Brands, Inc.,
Gtd. Notes(a)	5.625	10/15/23	5,250	5,512,500
Gtd. Notes	6.750	07/01/36	32,178	27,029,520
Gtd. Notes(a)	6.875	11/01/35	17,455	14,749,475
Michaels Stores, Inc., Gtd. Notes, 144A(a)	8.000	07/15/27	23,000	22,027,560

See Notes to Financial Statements.

PGIM High Yield Fund	39

Schedule of Investments (continued)

as of August 31, 2019

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Retail (cont’d.)
PetSmart, Inc.,
Gtd. Notes, 144A(a)	7.125%	03/15/23	14,292	$13,291,560
Sr. Sec’d. Notes, 144A	5.875	06/01/25	30,714	30,099,720
Rite Aid Corp., Gtd. Notes, 144A(a)	6.125	04/01/23	41,580	33,575,850
Sally Holdings LLC/Sally Capital, Inc., Gtd. Notes(a)	5.625	12/01/25	34,152	34,237,380
Suburban Propane Partners LP/Suburban Energy Finance Corp.,
Sr. Unsec’d. Notes	5.500	06/01/24	16,347	16,592,205
Sr. Unsec’d. Notes	5.750	03/01/25	6,640	6,739,600
Superior Plus LP/Superior General Partner, Inc. (Canada), Sr. Unsec’d. Notes, 144A	7.000	07/15/26	15,325	16,052,938

				423,065,110

Semiconductors 0.1%
NXP BV/NXP Funding LLC (Netherlands), Gtd. Notes, 144A	4.625	06/15/22	6,125	6,450,678
Sensata Technologies UK Financing Co. PLC, Gtd. Notes, 144A(a)	6.250	02/15/26	5,054	5,368,409

				11,819,087

Software 1.1%
Dun & Bradstreet Corp. (The), Sr. Sec’d. Notes, 144A	6.875	08/15/26	7,640	8,279,850
Infor US, Inc., Gtd. Notes	6.500	05/15/22	56,067	56,978,089
Informatica LLC, Sr. Unsec’d. Notes, 144A	7.125	07/15/23	4,865	4,950,137
IQVIA, Inc., Gtd. Notes, 144A	5.000	05/15/27	9,432	9,962,550
RP Crown Parent LLC, Gtd. Notes, 144A	7.375	10/15/24	26,901	28,036,491
TIBCO Software, Inc., Sr. Unsec’d. Notes, 144A(a)	11.375	12/01/21	3,365	3,533,250

				111,740,367

See Notes to Financial Statements.

40

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Telecommunications 6.9%
C&W Senior Financing DAC (Ireland), Sr. Unsec’d. Notes, 144A	6.875%	09/15/27	22,500	$23,960,025
CenturyLink, Inc.,
Sr. Unsec’d. Notes, Series P(a)	7.600	09/15/39	19,868	19,073,280
Sr. Unsec’d. Notes, Series S	6.450	06/15/21	18,030	18,999,113
Sr. Unsec’d. Notes, Series U(a)	7.650	03/15/42	24,283	23,190,265
Sr. Unsec’d. Notes, Series V(a)	5.625	04/01/20	1,085	1,103,988
CommScope Technologies LLC, Gtd. Notes, 144A(a)	6.000	06/15/25	40,222	35,898,135
CommScope, Inc.,
Gtd. Notes, 144A(a)	5.500	06/15/24	13,530	12,802,763
Gtd. Notes, 144A(a)	8.250	03/01/27	14,575	14,283,500
Digicel Group One Ltd. (Jamaica), Sr. Sec’d. Notes, 144A(a)	8.250	12/30/22	26,824	15,021,440
Digicel Group Two Ltd. (Jamaica),
Sr. Unsec’d. Notes, 144A(a)	8.250	09/30/22	6,637	1,194,660
Sr. Unsec’d. Notes, 144A, Cash coupon 7.125% or PIK 2.000%	9.125	04/01/24	783	58,750
Digicel International Finance Ltd./Digicel Holdings Bermuda Ltd. (Saint Lucia), Sr. Sec’d. Notes, 144A(a)	8.750	05/25/24	9,150	8,601,000
Digicel Ltd. (Jamaica),
Gtd. Notes, 144A(a)	6.750	03/01/23	80,521	34,020,122
Sr. Unsec’d. Notes, 144A(a)	6.000	04/15/21	27,950	17,573,842
Embarq Corp., Sr. Unsec’d. Notes	7.995	06/01/36	49,307	48,338,611
Intelsat Jackson Holdings SA (Luxembourg),
Gtd. Notes	5.500	08/01/23	10,315	9,386,650
Gtd. Notes, 144A	9.750	07/15/25	28,450	29,196,812
Iridium Communications, Inc., Sr. Unsec’d. Notes, 144A	10.250	04/15/23	14,261	15,473,185
Level 3 Financing, Inc.,
Gtd. Notes	5.125	05/01/23	7,976	8,105,929
Gtd. Notes	5.625	02/01/23	4,510	4,587,617
ORBCOMM, Inc., Sr. Sec’d. Notes, 144A	8.000	04/01/24	34,514	35,635,705
Sprint Capital Corp.,
Gtd. Notes(a)	6.875	11/15/28	27,145	30,097,019
Gtd. Notes(a)	8.750	03/15/32	63,328	79,317,053
Sprint Corp.,
Gtd. Notes	7.125	06/15/24	3,805	4,206,275
Gtd. Notes	7.625	02/15/25	53,663	60,035,481

See Notes to Financial Statements.

PGIM High Yield Fund	41

Schedule of Investments (continued)

as of August 31, 2019

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Telecommunications (cont’d.)
Sprint Corp., (cont’d.)
Gtd. Notes	7.875%	09/15/23	5,267	$5,925,375
T-Mobile USA, Inc., Gtd. Notes	6.375	03/01/25	1,038	1,074,849
West Corp., Gtd. Notes, 144A(a)	8.500	10/15/25	70,030	54,273,250
Xplornet Communications, Inc. (Canada), Gtd. Notes, 144A, Cash coupon 9.625% or PIK 10.625%	9.625	06/01/22	57,646	58,798,527

				670,233,221

Transportation 0.6%
Navios Maritime Holdings, Inc./Navios Maritime Finance II US, Inc. (Greece), Sr. Sec’d. Notes, 144A	7.375	01/15/22	6,100	4,026,000
XPO Logistics, Inc.,
Gtd. Notes, 144A(a)	6.125	09/01/23	6,475	6,695,150
Gtd. Notes, 144A	6.500	06/15/22	7,952	8,126,387
Gtd. Notes, 144A	6.750	08/15/24	40,268	43,388,770

				62,236,307

TOTAL CORPORATE BONDS (cost $7,837,508,983)				7,881,725,733

			Shares

COMMON STOCKS 0.7%

Chemicals 0.0%
Hexion Holdings Corp. (Class B Stock)*			339,630	4,075,560

Electric Utilities 0.6%
GenOn Energy Holdings, Inc. (Class A Stock)^*			193,539	38,223,952
Keycon Power Holdings LLC^*			53,388	16,283,340

				54,507,292

Independent Power & Renewable Electricity Producers 0.1%
Vistra Energy Corp.			342,429	8,543,604

See Notes to Financial Statements.

42

Description	Shares	Value

COMMON STOCKS (Continued)

Media 0.0%
Mood Media Corp.^*	669,375	$6,694
Mood Media Corp.^*	546,428	5,464

		12,158

Oil, Gas & Consumable Fuels 0.0%
Ascent Resources - Marcellus LLC (Class A Stock)^*	35,140	89,607
Frontera Energy Corp. (Colombia)^	55,828	537,618

		627,225

TOTAL COMMON STOCKS (cost $51,472,229)		67,765,839

PREFERRED STOCKS 0.0%

Capital Markets 0.0%
Goldman Sachs Group, Inc. (The) Series K, 6.375%	87,000	2,404,680

Construction Materials 0.0%
New Millennium Homes LLC^*	2,000	40,000

Media 0.0%
Adelphia Communications Corp.^	20,000	20

TOTAL PREFERRED STOCKS (cost $2,193,416)		2,444,700

	Units

WARRANTS* 0.0%

Chemicals 0.0%
Hercules, Inc., expiring 03/31/29	230	—

See Notes to Financial Statements.

PGIM High Yield Fund	43

Schedule of Investments (continued)

as of August 31, 2019

Description	Units	Value

WARRANTS (Continued)

Oil, Gas & Consumable Fuels 0.0%
Ascent Resources - Marcellus LLC, 2nd Lien Tranche A, expiring 3/30/2023^	229,837	$28,730
Ascent Resources - Marcellus LLC, 2nd Lien Tranche B, expiring 3/30/2023^	178,762	13,407

		42,137

TOTAL WARRANTS (cost $52,352)		42,137

TOTAL LONG-TERM INVESTMENTS (cost $8,846,954,668)		8,907,377,316

	Shares

SHORT-TERM INVESTMENTS 23.2%

AFFILIATED MUTUAL FUNDS
PGIM Core Ultra Short Bond Fund(w)	705,006,288	705,006,288
PGIM Institutional Money Market Fund (cost $1,561,816,165; includes $1,558,377,374 of cash collateral for securities on loan)(b)(w)	1,561,848,273	1,562,004,458

TOTAL SHORT-TERM INVESTMENTS (cost $2,266,822,453)		2,267,010,746

TOTAL INVESTMENTS 114.5% (cost $11,113,777,121)		11,174,388,062
Liabilities in excess of other assets(z) (14.5)%		(1,411,001,673)

NET ASSETS 100.0%		$9,763,386,389

Below is a list of the abbreviation(s) used in the annual report:

144A—Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and, pursuant to the requirements of Rule 144A, may not be resold except to qualified institutional buyers.

CLO—Collateralized Loan Obligation

EURIBOR—Euro Interbank Offered Rate

LIBOR—London Interbank Offered Rate

MTN—Medium Term Note

OTC—Over-the-counter

PIK—Payment-in-Kind

REITs—Real Estate Investment Trust

EUR—Euro

USD—US Dollar

*	Non-income producing security.

See Notes to Financial Statements.

44

#	Principal or notional amount is shown in U.S. dollars unless otherwise stated.
^	Indicates a Level 3 security. The aggregate value of Level 3 securities is $169,949,562 and 1.7% of net assets.
(a)

All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $1,525,030,457; cash collateral of $1,558,377,374 (included in liabilities) was received with which the Fund purchased highly liquid short-term investments.

(b)	Represents security purchased with cash collateral received for securities on loan and includes dividend reinvestment.
(c)	Variable rate instrument. The interest rate shown reflects the rate in effect at August 31, 2019.
(d)	Represents issuer in default on interest payments and/or principal repayment. Non-income producing security. Such securities may be post-maturity.
(p)	Interest rate not available as of August 31, 2019.
(w)	PGIM Investments LLC, the manager of the Fund, also serves as manager of the PGIM Core Ultra Short Bond Fund and PGIM Institutional Money Market Fund.
(z)	Includes net unrealized appreciation/(depreciation) and/or market value of the below holdings which are excluded from the Schedule of Investments:

Futures contracts outstanding at August 31, 2019:

Number of Contracts	Type	Expiration Date	Current Notional Amount	Value / Unrealized Appreciation (Depreciation)
	Long Positions:
2,485	2 Year U.S. Treasury Notes	Dec. 2019	$537,051,211	$343,251
1,696	5 Year U.S. Treasury Notes	Dec. 2019	203,480,246	363,105
2,089	10 Year U.S. Treasury Notes	Dec. 2019	275,160,469	708,366
314	20 Year U.S. Treasury Bonds	Dec. 2019	51,888,500	236,180

				1,650,902

	Short Positions:
3	5 Year Euro-Bobl	Dec. 2019	450,720	(794)
1	10 Year Euro-Bund	Dec. 2019	193,741	(122)
282	30 Year U.S. Ultra Treasury Bonds	Dec. 2019	55,677,375	125,980

				125,064

				$1,775,966

Forward foreign currency exchange contracts outstanding at August 31, 2019:

Purchase Contracts	Counterparty	Notional Amount (000)	Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contracts:
Euro, Expiring 09/04/19	Citibank, N.A.	EUR 12,097	$13,458,412	$13,300,712	$—	$(157,700)

See Notes to Financial Statements.

PGIM High Yield Fund	45

Schedule of Investments (continued)

as of August 31, 2019

Forward foreign currency exchange contracts outstanding at August 31, 2019 (continued):

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contracts:
Euro,
Expiring 09/04/19	Citibank, N.A.	EUR	12,097	$13,505,362	$13,300,712	$204,650	$—
Expiring 10/02/19	Citibank, N.A.	EUR	12,097	13,488,305	13,329,400	158,905	—

				$26,993,667	$26,630,112	363,555	—

						$363,555	$(157,700)

Credit default swap agreements outstanding at August 31, 2019:

Reference Entity/ Obligation	Termination Date	Fixed Rate		Notional Amount (000)#(3)	Value at Trade Date	Value at August 31, 2019	Unrealized Appreciation (Depreciation)
Centrally Cleared Credit Default Swap Agreement on credit indices - Buy Protection(1):
CDX.NA.HY.32.V2	06/20/24	5.000	%(Q)	41,085	$(3,040,290)	$(3,157,072)	$(116,782)

The Fund entered into credit default swaps (“CDS”) to provide a measure of protection against defaults or to take an active long or short position with respect to the likelihood of a particular issuer’s default or the reference entity’s credit soundness. CDS contracts generally trade based on a spread which represents the cost a protection buyer has to pay the protection seller. The protection buyer is said to be short the credit as the value of the contract rises the more the credit deteriorates. The value of the CDS contract increases for the protection buyer if the spread increases.

(1)

If the Fund is a buyer of protection, it pays the fixed rate. When a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and make delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

If the Fund is a seller of protection, it receives the fixed rate. When a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

Notional amount represents the maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)	Implied credit spreads, represented in absolute terms, utilized in determining the fair value of credit default swap

See Notes to Financial Statements.

46

agreements where the Fund is the seller of protection as of the reporting date serve as an indicator of the current status of the payment/ performance risk and represent the likelihood of risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include up-front payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.

Summary of Collateral for Centrally Cleared/Exchange-traded Derivatives:

Cash and securities segregated as collateral, including pending settlement for closed positions, to cover requirements for centrally cleared/exchange-traded derivatives are listed by broker as follows:

Broker	Cash and/or Foreign Currency	Securities Market Value
Citigroup Global Markets, Inc.	$7,940,000	$—

Fair Value Measurements:

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—unadjusted quoted prices generally in active markets for identical securities.

Level 2—quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.

Level 3—unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of August 31, 2019 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Asset-Backed Securities
Collateralized Loan Obligations	$—	$548,796,467	$—
Bank Loans	—	291,884,403	114,718,037
Corporate Bonds	—	7,881,723,040	2,693
Common Stocks	12,619,164	—	55,146,675
Preferred Stocks	2,404,680	—	40,020
Warrants	—	—	42,137
Affiliated Mutual Funds	2,267,010,746	—	—
Other Financial Instruments*
Futures Contracts	1,775,966	—	—
OTC Forward Foreign Currency Exchange Contracts	—	205,855	—
Centrally Cleared Credit Default Swap Agreement	—	(116,782)	—

Total	$2,283,810,556	$8,722,492,983	$169,949,562

*

Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and centrally cleared swap contracts, which are recorded at the unrealized appreciation (depreciation) on the instrument, and OTC swap contracts which are recorded at fair value.

See Notes to Financial Statements.

PGIM High Yield Fund	47

Schedule of Investments (continued)

as of August 31, 2019

The following is a reconciliation of assets in which unobservable inputs (Level 3) were used in determining fair value:

	Bank Loans	Corporate Bonds	Common Stocks	Preferred Stocks
Balance as of 08/31/18	$11,536,000	$2,693	$350,337	$54,020
Realized gain (loss)	349,373	—	—	—
Change in unrealized appreciation (depreciation)	(1,418,465)	—	19,036,687	(14,000)
Purchases/Exchanges/Issuances	90,748,690	—	34,965,777	—
Sales/Paydowns	(11,542,813)	—	—	—
Accrued discount/premium	124,139	—	—	—
Transfers into of Level 3	24,921,113	—	793,874	—
Transfers out of Level 3	—	—	—	—

Balance as of 08/31/19	$114,718,037	$2,693	$55,146,675	$40,020

Change in unrealized appreciation (depreciation) relating to securities still held at reporting period end	$(1,054,703)	$—	$19,036,687	$(14,000)

Warrants
Balance as of 08/31/18	$41,881
Realized gain (loss)	—
Change in unrealized appreciation (depreciation)	256
Purchases/Exchanges/Issuances	—
Sales/Paydowns	—
Accrued discount/premium	—
Transfers into of Level 3	—
Transfers out of Level 3	—

Balance as of 08/31/19	$42,137

Change in unrealized appreciation (depreciation) relating to securities still held at reporting period end	$256

Level 3 securities as presented in the table above are being fair valued using pricing methodologies approved by Board, which contain unobservable inputs as follows:

Level 3 Securities	Fair Value as of August 31, 2019	Valuation Technique	Unobservable Inputs
Bank Loans	$114,718,037	Market Approach	Single Broker Indicative Quote
Corporate Bonds	2,693	Formula Pricing	Estimated Future Distributions
Common Stocks	537,618	Stale Pricing	Unadjusted Last Trade Price
Common Stocks	54,596,899	Market Approach	Single Broker Indicative Quote
Common Stocks	12,158	Formula Pricing	Estimated EBITDA
Preferred Stocks	40,000	Formula Pricing	Estimated Future Distributions
Preferred Stocks	20	Formula Pricing	Estimated Future Distributions
Warrants	42,137	Market Approach	Single Broker Indicative Quote

	$169,949,562

See Notes to Financial Statements.

48

It is the Fund’s policy to recognize transfers in and transfers out at the fair value as of the beginning of period. Securities transferred levels as follows:

Investments in Securities	Amount Transferred	Level Transfer	Logic
Bank Loans	$24,921,113	L2 to L3	Multiple Broker Quotes to Single Broker Indicative Quote
Common Stocks	$793,874	L1 to L3	Official Close to Stale Price

Industry Classification:

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of August 31, 2019 were as follows (unaudited):

Affiliated Mutual Funds (16.0% represents investments purchased with collateral from securities on loan)	23.2%
Media	7.8
Oil & Gas	7.5
Telecommunications	7.1
Collateralized Loan Obligations	5.6
Healthcare-Services	5.1
Retail	4.5
Home Builders	4.5
Chemicals	4.1
Commercial Services	3.7
Electric	3.3
Entertainment	3.2
Diversified Financial Services	3.1
Computers	2.7
Mining	2.6
Pipelines	2.5
Aerospace & Defense	2.4
Foods	2.2
Auto Parts & Equipment	2.1
Software	1.8
Pharmaceuticals	1.7
Building Materials	1.7
Auto Manufacturers	1.7
Packaging & Containers	1.1
Real Estate	1.0
Real Estate Investment Trusts (REITs)	0.9
Gas	0.8
Engineering & Construction	0.7
Transportation	0.6
Internet	0.6
Electric Utilities	0.6
Iron/Steel	0.5%
Machinery-Diversified	0.5
Lodging	0.5
Banks	0.3
Distribution/Wholesale	0.3
Advertising	0.3
Agriculture	0.2
Miscellaneous Manufacturing	0.2
Beverages	0.2
Electronics	0.2
Metal Fabricate/Hardware	0.2
Household Products/Wares	0.1
Housewares	0.1
Semiconductors	0.1
Independent Power & Renewable Electricity Producers	0.1
Coal	0.1
Oil & Gas Services	0.1
Office/Business Equipment	0.1
Home Furnishings	0.0	*
Capital Markets	0.0	*
Forest Products & Paper	0.0	*
Oil, Gas & Consumable Fuels	0.0	*
Environmental Control	0.0	*
Construction Materials	0.0	*

	114.5
Liabilities in excess of other assets	(14.5)

	100.0%

*	Less than +/- 0.05%

See Notes to Financial Statements.

PGIM High Yield Fund	49

Schedule of Investments (continued)

as of August 31, 2019

Effects of Derivative Instruments on the Financial Statements and Primary Underlying Risk Exposure:

The Fund invested in derivative instruments during the reporting period. The primary types of risk associated with these derivative instruments are credit contracts risk, equity contracts risk, foreign exchange contracts risk and interest rate contracts risk. See the Notes to Financial Statements for additional detail regarding these derivative instruments and their risks. The effect of such derivative instruments on the Fund’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of August 31, 2019 as presented in the Statement of Assets and Liabilities:

	Asset Derivatives			Liability Derivatives
Derivatives not accounted for as hedging instruments, carried at fair value	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Credit contracts	—	$—		Due from/to broker—variation margin swaps	$116,782	*
Equity contracts	Unaffiliated investments	42,137		—	—
Foreign exchange contracts	Unrealized appreciation on OTC forward foreign currency exchange contracts	363,555		Unrealized depreciation on OTC forward foreign currency exchange contracts	157,700
Interest rate contracts	Due from/to broker—variation margin futures	1,776,882	*	Due from/to broker—variation margin futures	916	*

		$2,182,574			$275,398

*

Includes cumulative appreciation (depreciation) as reported in the schedule of open futures and centrally cleared swap contracts. Only unsettled variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

The effects of derivative instruments on the Statement of Operations for the year ended August 31, 2019 are as follows:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Futures	Forward Currency Exchange Contracts	Swaps
Credit contracts	$—	$—	$(810,488)
Foreign exchange contracts	—	605,797	—
Interest rate contracts	17,759,012	—	—

Total	$17,759,012	$605,797	$(810,488)

See Notes to Financial Statements.

50

Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Warrants(1)	Futures	Forward Currency Exchange Contracts	Swaps
Credit contracts	$—	$—	$—	$(116,782)
Equity contracts	256	—	—	—
Foreign exchange contracts	—	—	201,608	—
Interest rate contracts	—	1,701,562	—	—

Total	$256	$1,701,562	$201,608	$(116,782)

(1)	Included in net change in unrealized appreciation (depreciation) on investments in the Statement of Operations.

For the year ended August 31, 2019, the Fund’s average volume of derivative activities is as follows:

Futures Contracts— Long Positions(1)	Futures Contracts— Short Positions(1)	Forward Foreign Currency Exchange Contracts— Purchased(2)
$807,538,775	$23,706,540	$8,592,182

Forward Foreign Currency Exchange Contracts— Sold(2)	Credit Default Swap Agreements— Buy Protection(1)
$17,252,131	$8,217,000

(1)	Notional Amount in USD.
(2)	Value at Settlement Date.

Financial Instruments/Transactions—Summary of Offsetting and Netting Arrangements:

The Fund invested in OTC derivatives and entered into financial instruments/transactions during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting. The information about offsetting and related netting arrangements for OTC derivatives and financial instruments/transactions, where the legal right to set-off exists, is presented in the summary below.

Offsetting of financial instrument/transaction assets and liabilities:

Description	Gross Market Value of Recognized Assets/(Liabilities)	Collateral Pledged/ (Received)(2)	Net Amount
Securities on Loan	$1,525,030,457	$(1,525,030,457)	$—

See Notes to Financial Statements.

PGIM High Yield Fund	51

Schedule of Investments (continued)

as of August 31, 2019

Offsetting of OTC derivative assets and liabilities:

Counterparty	Gross Amounts of Recognized Assets(1)	Gross Amounts of Recognized Liabilities(1)	Net Amounts of Recognized Assets/(Liabilities)	Collateral Pledged/(Received)(2)	Net Amount
Citibank, N.A.	$363,555	$(157,700)	$205,855	$—	$205,855

(1)

Includes unrealized appreciation/(depreciation) on swaps and forwards, premiums paid/(received) on swap agreements and market value of purchased and written options, as represented on the Statement of Assets and Liabilities.

(2)	Collateral amount disclosed by the Fund is limited to the market value of financial instruments/transactions and the Fund’s OTC derivative exposure by counterparty.

See Notes to Financial Statements.

52

Statement of Assets and Liabilities

as of August 31, 2019

Assets
Investments at value, including securities on loan of $1,525,030,457:
Unaffiliated investments (cost $8,846,954,668)	$8,907,377,316
Affiliated investments (cost $2,266,822,453)	2,267,010,746
Cash	287,374
Foreign currency, at value (cost $2,014,696)	2,002,195
Dividends and interest receivable	147,691,068
Receivable for Fund shares sold	36,129,846
Deposit with broker for centrally cleared/exchange-traded derivatives	7,940,000
Receivable for investments sold	4,061,410
Due from broker—variation margin swaps	1,569,194
Due from broker—variation margin futures	436,637
Unrealized appreciation on OTC forward foreign currency exchange contracts	363,555
Prepaid expenses	80,738

Total Assets	11,374,950,079

Liabilities
Payable to broker for collateral for securities on loan	1,558,377,374
Payable for Fund shares reacquired	33,231,248
Accrued expenses and other liabilities	6,799,090
Payable for investments purchased	5,775,241
Dividends payable	3,352,612
Management fee payable	3,051,061
Distribution fee payable	636,557
Affiliated transfer agent fee payable	182,651
Unrealized depreciation on OTC forward foreign currency exchange contracts	157,700
Affiliated shareholder servicing fees payable	156

Total Liabilities	1,611,563,690

Net Assets	$9,763,386,389

Net assets were comprised of:
Common stock, at par	$17,760,644
Paid-in capital in excess of par	9,733,637,062
Total distributable earnings (loss)	11,988,683

Net assets, August 31, 2019	$9,763,386,389

See Notes to Financial Statements.

PGIM High Yield Fund	53

Statement of Assets and Liabilities (continued)

as of August 31, 2019

Class A
Net asset value and redemption price per share, ($1,687,801,652 ÷ 307,363,316 shares of common stock issued and outstanding)	$5.49
Maximum sales charge (3.25% of offering price)	0.18

Maximum offering price to public	$5.67

Class B
Net asset value, offering price and redemption price per share,
($82,018,386 ÷ 14,953,689 shares of common stock issued and outstanding)	$5.48

Class C
Net asset value, offering price and redemption price per share,
($234,164,526 ÷ 42,695,998 shares of common stock issued and outstanding)	$5.48

Class R
Net asset value, offering price and redemption price per share,
($74,523,274 ÷ 13,576,031 shares of common stock issued and outstanding)	$5.49

Class Z
Net asset value, offering price and redemption price per share,
($4,643,765,851 ÷ 843,767,303 shares of common stock issued and outstanding)	$5.50

Class R2
Net asset value, offering price and redemption price per share,
($7,402,435 ÷ 1,346,478 shares of common stock issued and outstanding)	$5.50

Class R4
Net asset value, offering price and redemption price per share,
($11,469,025 ÷ 2,086,911 shares of common stock issued and outstanding)	$5.50

Class R6
Net asset value, offering price and redemption price per share,
($3,022,241,240 ÷ 550,274,655 shares of common stock issued and outstanding)	$5.49

See Notes to Financial Statements.

54

Statement of Operations

Year Ended August 31, 2019

Net Investment Income (Loss)
Income
Interest income	$526,986,917
Affiliated dividend income	10,553,794
Income from securities lending, net (including affiliated income of $2,623,321)	7,774,777
Unaffiliated dividend income (net of $7,776 foreign withholding tax)	5,146,640

Total income	550,462,128

Expenses
Management fee	31,565,113
Distribution fee(a)	7,160,230
Shareholder servicing fees (including affiliated expense of $351)(a)	10,825
Transfer agent’s fees and expenses (including affiliated expense of $1,017,743)(a)	7,895,966
Custodian and accounting fees	618,603
Shareholders’ reports	488,178
Registration fees(a)	420,132
SEC registration fees	243,942
Directors’ fees	156,947
Legal fees and expenses	60,825
Audit fee	41,826
Miscellaneous	116,385

Total expenses	48,778,972
Less: Fee waiver and/or expense reimbursement(a)	(38,093)
Distribution fee waiver(a)	(179,168)

Net expenses	48,561,711

Net investment income (loss)	501,900,417

Realized And Unrealized Gain (Loss) On Investment And Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions (including affiliated of $10,592)	26,696,139
Futures transactions	17,759,012
Forward currency contract transactions	605,797
Swap agreement transactions	(810,488)
Foreign currency transactions	(88,645)

44,161,815

Net change in unrealized appreciation (depreciation) on:
Investments (including affiliated of $22,170)	85,510,919
Futures	1,701,562
Forward currency contracts	201,608
Swap agreements	(116,782)
Foreign currencies	(18,775)

87,278,532

Net gain (loss) on investment and foreign currency transactions	131,440,347

Net Increase (Decrease) In Net Assets Resulting From Operations	$633,340,764

See Notes to Financial Statements.

PGIM High Yield Fund	55

Statement of Operations

Year Ended August 31, 2019

(a)	Class specific expenses and waivers were as follows:

	Class A	Class B	Class C	Class R	Class Z	Class R2	Class R4	Class R6
Distribution fee	3,506,604	754,472	2,346,016	537,504	—	15,634	—	—
Shareholder servicing fees	—	—	—	—	—	6,253	4,572	—
Transfer agent’s fees and expenses	2,062,086	115,500	192,917	114,046	5,354,858	10,231	6,622	39,706
Registration fees	45,105	17,729	24,425	18,764	225,435	19,215	19,215	50,244
Fee waiver and/or expense reimbursement	—	—	—	—	—	(19,527)	(18,566)	—
Distribution fee waiver	—	—	—	(179,168)	—	—	—	—

See Notes to Financial Statements.

56

Statements of Changes in Net Assets

	Year Ended August 31,

	2019		2018
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)		$501,900,417	$407,254,971
Net realized gain (loss) on investment and foreign currency transactions		44,161,815	(10,181,320)
Net change in unrealized appreciation (depreciation) on investments and foreign currencies		87,278,532	(145,272,901)

Net increase (decrease) in net assets resulting from operations		633,340,764	251,800,750

Dividends and Distributions
Distributions from distributable earnings*
Class A		(86,195,898)	—
Class B		(5,683,691)	—
Class C		(12,778,038)	—
Class R		(4,198,997)	—
Class Z		(257,568,473)	—
Class R2		(378,803)	—
Class R4		(287,969)	—
Class R6		(161,233,775)	—

		(528,325,644)	—

Dividends from net investment income*
Class A			(77,758,149)
Class B			(7,643,669)
Class C			(13,311,231)
Class R			(3,975,941)
Class Z			(194,377,366)
Class R2			(39,555)
Class R4			(15,936)
Class R6			(117,518,238)

		*	(414,640,085)

Fund share transactions (Net of share conversions)
Net proceeds from shares sold		4,500,624,470	3,066,560,066
Net asset value of shares issued in reinvestment of dividends and distributions		469,792,599	375,749,809
Cost of shares reacquired		(2,835,520,016)	(2,062,702,073)

Net increase (decrease) in net assets from Fund share transactions		2,134,897,053	1,379,607,802

Total increase (decrease)		2,239,912,173	1,216,768,467

Net Assets:
Beginning of year		7,523,474,216	6,306,705,749

End of year(a)		$9,763,386,389	$7,523,474,216

(a) Includes undistributed/(distributions in excess of) net investment income of:	$	*	$8,971,765

*	For the year ended August 31, 2019, the disclosures have been revised to reflect revisions to Regulation S-X adopted by the SEC in 2018 (refer to Note 9).

See Notes to Financial Statements.

PGIM High Yield Fund	57

Notes to Financial Statements

Prudential Investment Portfolios, Inc. 15 (the “Company”) is registered under the Investment Company Act of 1940, as amended (“1940 Act”), as a diversified open-end management investment company. The Company consists of two funds: PGIM High Yield Fund and PGIM Short Duration High Yield Income Fund. These financial statements relate only to the PGIM High Yield Fund (the “Fund”).

The investment objective of the Fund is to maximize current income. As a secondary investment objective, the Fund seeks capital appreciation but only when consistent with the Fund’s primary objective of current income.

1. Accounting Policies

The Fund follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification (“ASC”) Topic 946 Financial Services—Investment Companies. The following accounting policies conform to U.S. generally accepted accounting principles. The Fund consistently follows such policies in the preparation of its financial statements.

Securities Valuation: The Fund holds securities and other assets and liabilities that are fair valued at the close of each day (generally, 4:00 PM Eastern time) the New York Stock Exchange (“NYSE”) is open for trading. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Company’s Board of Directors (the “Board”) has adopted valuation procedures for security valuation under which fair valuation responsibilities have been delegated to PGIM Investments LLC (“PGIM Investments” or the “Manager”). Pursuant to the Board’s delegation, the Manager has established a Valuation Committee responsible for supervising the fair valuation of portfolio securities and other assets and liabilities. The valuation procedures permit the Fund to utilize independent pricing vendor services, quotations from market makers, and alternative valuation methods when market quotations are either not readily available or not deemed representative of fair value. A record of the Valuation Committee’s actions is subject to the Board’s review, approval, and ratification at its next regularly scheduled quarterly meeting.

For the fiscal reporting year-end, securities and other assets and liabilities were fair valued at the close of the last U.S. business day. Trading in certain foreign securities may occur when the NYSE is closed (including weekends and holidays). Because such foreign securities trade in markets that are open on weekends and U.S. holidays, the values of some of the Fund’s foreign investments may change on days when investors cannot purchase or redeem Fund shares.

58

Various inputs determine how the Fund’s investments are valued, all of which are categorized according to the three broad levels (Level 1, 2, or 3) detailed in the Schedule of Investments and referred to herein as the “fair value hierarchy” in accordance with FASB ASC Topic 820—Fair Value Measurements and Disclosures.

Derivative instruments, such as futures or options, that are traded on a national securities exchange are valued at the last sale price as of the close of trading on the applicable exchange where the security principally trades. Securities traded via NASDAQ are valued at the NASDAQ official closing price. To the extent these securities are valued at the last sale price or NASDAQ official closing price, they are classified as Level 1 in the fair value hierarchy. In the event that no sale or official closing price on valuation date exists, these securities are generally valued at the mean between the last reported bid and ask prices, or at the last bid price in the absence of an ask price. These securities are classified as Level 2 in the fair value hierarchy.

Investments in open-end, non-exchange-traded mutual funds are valued at their net asset values as of the close of the NYSE on the date of valuation. These securities are classified as Level 1 in the fair value hierarchy since they may be purchased or sold at their net asset values on the date of valuation.

Fixed income securities traded in the OTC market are generally classified as Level 2 in the fair value hierarchy. Such fixed income securities are typically valued using the market approach which generally involves obtaining data from an approved independent third-party vendor source. The Fund utilizes the market approach as the primary method to value securities when market prices of identical or comparable instruments are available. The third-party vendors’ valuation techniques used to derive the evaluated bid price are based on evaluating observable inputs, including but not limited to, yield curves, yield spreads, credit ratings, deal terms, tranche level attributes, default rates, cash flows, prepayment speeds, broker/dealer quotations and reported trades. Certain Level 3 securities are also valued using the market approach when obtaining a single broker quote or when utilizing transaction prices for identical securities that have been used in excess of five business days. During the reporting period, there were no changes to report with respect to the valuation approach and/or valuation techniques discussed above.

Bank loans are generally valued at prices provided by approved independent pricing vendors. The pricing vendors utilize broker/dealer quotations and provide prices based on the average of such quotations. Bank loans valued using such vendor prices are generally classified as Level 2 in the fair value hierarchy. Bank loans valued based on a single broker quote or at the original transaction price in excess of five business days are classified as Level 3 in the fair value hierarchy.

OTC and centrally cleared derivative instruments are generally classified as Level 2 in the fair value hierarchy. Such derivative instruments are typically valued using the market approach and/or income approach which generally involves obtaining data from an approved independent third-party vendor source. The Fund utilizes the market approach

PGIM High Yield Fund	59

Notes to Financial Statements (continued)

when quoted prices in broker-dealer markets are available but also includes consideration of alternative valuation approaches, including the income approach. In the absence of reliable market quotations, the income approach is typically utilized for purposes of valuing derivatives such as interest rate swaps based on a discounted cash flow analysis whereby the value of the instrument is equal to the present value of its future cash inflows or outflows. Such analysis includes projecting future cash flows and determining the discount rate (including the present value factors that affect the discount rate) used to discount the future cash flows. In addition, the third-party vendors’ valuation techniques used to derive the evaluated derivative price is based on evaluating observable inputs, including but not limited to, underlying asset prices, indices, spreads, interest rates and exchange rates. Certain derivatives may be classified as Level 3 when valued using the market approach by obtaining a single broker quote or when utilizing unobservable inputs in the income approach. During the reporting period, there were no changes to report with respect to the valuation approach and/or valuation techniques discussed above.

Securities and other assets that cannot be priced according to the methods described above are valued based on pricing methodologies approved by the Board. In the event that unobservable inputs are used when determining such valuations, the securities will be classified as Level 3 in the fair value hierarchy.

When determining the fair value of securities, some of the factors influencing the valuation include: the nature of any restrictions on disposition of the securities; assessment of the general liquidity of the securities; the issuer’s financial condition and the markets in which it does business; the cost of the investment; the size of the holding and the capitalization of the issuer; the prices of any recent transactions or bids/offers for such securities or any comparable securities; any available analyst media or other reports or information deemed reliable by the Manager regarding the issuer or the markets or industry in which it operates. Using fair value to price securities may result in a value that is different from a security’s most recent closing price and from the price used by other unaffiliated mutual funds to calculate their net asset values.

Illiquid Securities: Pursuant to Rule 22e-4 under the 1940 Act, the Fund has adopted a Board approved Liquidity Risk Management Program (“LRMP”) that requires, among other things, that the Fund limit its illiquid investments that are assets to no more than 15% of net assets. Illiquid securities are those that, because of the absence of a readily available market or due to legal or contractual restrictions on resale, may not reasonably be expected to be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. The Fund may find it difficult to sell illiquid securities at the time considered most advantageous by its subadviser and may incur transaction costs that would not be incurred in the sale of securities that were freely marketable.

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Restricted Securities: Securities acquired in unregistered, private sales from the issuing company or from an affiliate of the issuer are considered restricted as to disposition under federal securities law (“restricted securities”). Such restricted securities are valued pursuant to the valuation procedures noted above. Restricted securities that would otherwise be considered illiquid investments pursuant to the Fund’s LRMP because of legal restrictions on resale to the general public may be traded among qualified institutional buyers under Rule 144A of the Securities Act of 1933. Therefore, these Rule 144A securities, as well as commercial paper that is sold in private placements under Section 4(2) of the Securities Act of 1933, may be classified higher than “illiquid” under the LRMP (i.e. “moderately liquid” or “less liquid” investments). However, the liquidity of the Fund’s investments in restricted securities could be impaired if trading does not develop or declines.

Foreign Currency Translation: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

(i) market value of investment securities, other assets and liabilities—at the current rates of exchange;

(ii) purchases and sales of investment securities, income and expenses—at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not generally isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities held at the end of the period. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities sold during the period. Accordingly, holding period realized foreign currency gains (losses) are included in the reported net realized gains (losses) on investment transactions. Notwithstanding the above, the Fund does isolate the effect of fluctuations in foreign currency exchange rates when determining the gain (loss) upon the sale or maturity of foreign currency denominated debt obligations; such amounts are included in net realized gains (losses) on foreign currency transactions.

Additionally, net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from the disposition of holdings of foreign currencies, currency gains (losses) realized between the trade and settlement dates on forward currency transactions, and the difference between the amounts of interest, dividends and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) arise from valuing foreign currency denominated assets and liabilities (other than investments) at period end exchange rates.

Forward and Cross Currency Contracts: A forward currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The Fund

PGIM High Yield Fund	61

Notes to Financial Statements (continued)

enters into forward currency contracts, as defined in the prospectus, in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings or on specific receivables and payables denominated in a foreign currency and to gain exposure to certain currencies. The contracts are valued daily at current forward exchange rates and any unrealized gain (loss) is included in net unrealized appreciation (depreciation) on forward and cross currency contracts. Gain (loss) is realized on the settlement date of the contract equal to the difference between the settlement value of the original and negotiated forward contracts. This gain (loss), if any, is included in net realized gain (loss) on forward and cross currency contract transactions. Risks may arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts. Forward currency contracts involve risks from currency exchange rate and credit risk in excess of the amounts reflected on the Statement of Assets and Liabilities. The Fund’s maximum risk of loss from counterparty credit risk is the net value of the cash flows to be received from the counterparty at the end of the contract’s life. A cross currency contract is a forward contract where a specified amount of one foreign currency will be exchanged for a specified amount of another foreign currency.

Financial Futures Contracts: A financial futures contract is an agreement to purchase (long) or sell (short) an agreed amount of securities at a set price for delivery on a future date. Upon entering into a financial futures contract, the Fund is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount. This amount is known as the “initial margin.” Subsequent payments, known as “variation margin,” are made or received by the Fund each day, depending on the daily fluctuations in the value of the underlying security. Such variation margin is recorded for financial statement purposes on a daily basis as unrealized gain (loss). When the contract expires or is closed, the gain (loss) is realized and is presented in the Statement of Operations as net realized gain (loss) on futures transactions.

The Fund invested in financial futures contracts in order to hedge its existing portfolio securities, or securities the Fund intends to purchase, against fluctuations in value caused by changes in prevailing interest rates. Should interest rates move unexpectedly, the Fund may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets. Since futures contracts are exchange-traded, there is minimal counterparty credit risk to the Fund since the exchanges’ clearinghouse acts as counterparty to all exchange-traded futures and guarantees the futures contracts against default.

Bank Loans: The Fund invested in bank loans. Bank loans include fixed and floating rate loans that are privately negotiated between a corporate borrower and one or more financial institutions, including, but not limited to, term loans, revolvers, and other instruments issued

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in the bank loan market. The Fund may acquire interests in loans directly (by way of assignment from the selling institution) or indirectly (by way of the purchase of a participation interest from the selling institution). Under a bank loan assignment, the Fund generally will succeed to all the rights and obligations of an assigning lending institution and becomes a lender under the loan agreement with the relevant borrower in connection with that loan. Under a bank loan participation, the Fund generally will have a contractual relationship only with the lender, not with the relevant borrower. As a result, the Fund generally will have the right to receive payments of principal, interest, and any fees to which it is entitled only from the lender selling the participation and only upon receipt by the lender of the payments from the relevant borrower. The Fund may not directly benefit from the collateral supporting the debt obligation in which it has purchased the participation. As a result, the Fund will assume the credit risk of both the borrower and the institution selling the participation to the Fund.

Swap Agreements: The Fund entered into certain types of swap agreements detailed in the disclosures below. A swap agreement is an agreement to exchange the return generated by one instrument for the return generated by another instrument. Swap agreements are negotiated in the OTC market and may be executed either directly with a counterparty (“OTC-traded”) or through a central clearing facility, such as a registered exchange. Swap agreements are valued daily at current market value and any change in value is included in the net unrealized appreciation (depreciation) on swap agreements. Centrally cleared swaps pay or receive an amount known as “variation margin”, based on daily changes in the valuation of the swap contract. Any upfront premiums paid and received are shown as swap premiums paid and swap premiums received in the Statement of Assets and Liabilities. Risk of loss may exceed amounts recognized on the Statement of Assets and Liabilities. Swap agreements outstanding at period end, if any, are listed on the Schedule of Investments.

Credit Default Swaps (“CDS”): CDS involve one party (the protection buyer) making a stream of payments to another party (the protection seller) in exchange for the right to receive a specified payment in the event of a default or as a result of a default (collectively a “credit event”) for the referenced entity (typically corporate issues or sovereign issues of an emerging country) on its obligation; or in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising a credit index.

The Fund is subject to credit risk in the normal course of pursuing its investment objectives, and as such, has entered into CDS contracts to provide a measure of protection against defaults or to take an active long or short position with respect to the likelihood of a particular issuer’s default or the reference entity’s credit soundness. CDS contracts generally trade based on a spread which represents the cost a protection buyer has to pay the protection seller. The protection buyer is said to be short the credit as the value of the contract rises the more the credit deteriorates. The value of the CDS contract increases for the protection buyer if the spread increases. The Fund’s maximum risk of loss from counterparty credit risk for purchased CDS is the inability of the counterparty to honor the contract up to the notional value due to a credit event.

PGIM High Yield Fund	63

Notes to Financial Statements (continued)

As a seller of protection on credit default swap agreements, the Fund generally receives an agreed upon payment from the buyer of protection throughout the term of the swap, provided no credit event occurs. As the seller, the Fund effectively increases its investment risk because, in addition to its total net assets, the Fund may be subject to investment exposure on the notional amount of the swap.

The maximum amount of the payment that the Fund, as a seller of protection, could be required to make under a credit default swap agreement would be equal to the notional amount of the underlying security or index contract as a result of a credit event. This potential amount will be partially offset by any recovery values of the respective referenced obligations, or net amounts received from the settlement of buy protection credit default swap agreements which the Fund entered into for the same referenced entity or index. As a buyer of protection, the Fund generally receives an amount up to the notional value of the swap if a credit event occurs.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements where the Fund is the seller of protection as of period end are disclosed in the footnotes to the Schedule of Investments, if applicable. These spreads serve as indicators of the current status of the payment/performance risk and represent the likelihood of default risk for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to enter into the agreement. Wider credit spreads and increased market value in absolute terms, when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.

Master Netting Arrangements: The Company, on behalf of the Fund, is subject to various Master Agreements, or netting arrangements, with select counterparties. These are agreements which a subadviser may have negotiated and entered into on behalf of all or a portion of the Fund. A master netting arrangement between the Fund and the counterparty permits the Fund to offset amounts payable by the Fund to the same counterparty against amounts to be received; and by the receipt of collateral from the counterparty by the Fund to cover the Fund’s exposure to the counterparty. However, there is no assurance that such mitigating factors are easily enforceable. In addition to master netting arrangements, the right to set-off exists when all the conditions are met such that each of the parties owes the other determinable amounts, the reporting party has the right to set-off the amount owed with the amount owed by the other party, the reporting party intends to set-off and the right of set-off is enforceable by law. During the reporting period, there was no intention to settle on a net basis and all amounts are presented on a gross basis on the Statement of Assets and Liabilities.

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The Company, on behalf of the Fund, is a party to International Swaps and Derivatives Association, Inc. (“ISDA”) Master Agreements with certain counterparties that govern OTC derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the Fund is held in a segregated account by the Fund’s custodian and with respect to those amounts which can be sold or re-pledged, is presented in the Schedule of Investments. Collateral pledged by the Fund is segregated by the Fund’s custodian and identified in the Schedule of Investments. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the Fund and the applicable counterparty. Collateral requirements are determined based on the Fund’s net position with each counterparty. Termination events applicable to the Fund may occur upon a decline in the Fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the Fund’s counterparties to elect early termination could impact the Fund’s future derivative activity.

In addition to each instrument’s primary underlying risk exposure (e.g. interest rate, credit, equity or foreign exchange, etc.), swap agreements involve, to varying degrees, elements of credit, market and documentation risk. Such risks involve the possibility that no liquid market for these agreements will exist, the counterparty to the agreement may default on its obligation to perform or disagree on the contractual terms of the agreement, and changes in net interest rates will be unfavorable. In connection with these agreements, securities in the portfolio may be identified or received as collateral from the counterparty in accordance with the terms of the respective swap agreements to provide or receive assets of value and to serve as recourse in the event of default or bankruptcy/insolvency of either party. Such OTC derivative agreements include conditions which, when materialized, give the counterparty the right to cause an early termination of the transactions under those agreements. Any election by the counterparty for early termination of the contract(s) may impact the amounts reported on consolidated financial statements.

As of August 31, 2019, the Fund has not met conditions under such agreements which give the counterparty the right to call for an early termination.

Forward currency contracts, swaps and financial futures contracts involve elements of both market and credit risk in excess of the amounts reflected on the Consolidated Statement of Assets and Liabilities. Such risks may be mitigated by engaging in master netting arrangements.

PGIM High Yield Fund	65

Notes to Financial Statements (continued)

Warrants and Rights: The Fund held warrants and rights acquired either through a direct purchase or pursuant to corporate actions. Warrants and rights entitle the holder to buy a proportionate amount of common stock, or such other security that the issuer may specify, at a specific price and time through the expiration dates. Such warrants and rights are held as long positions by the Fund until exercised, sold or expired. Warrants and rights are valued at fair value in accordance with the Board approved fair valuation procedures.

Payment-In-Kind: The Fund invested in the open market or receive pursuant to debt restructuring, securities that pay-in-kind (PIK) the interest due on such debt instruments. The PIK interest, computed at the contractual rate specified, is added to the existing principal balance of the debt when issued bonds have same terms as the bond or recorded as a separate bond when terms are different from the existing debt, and is recorded as interest income.

Securities Lending: The Fund lends its portfolio securities to banks and broker-dealers. The loans are secured by collateral at least equal to the market value of the securities loaned. Collateral pledged by each borrower is invested in an affiliated money market fund and is marked to market daily, based on the previous day’s market value, such that the value of the collateral exceeds the value of the loaned securities. In the event of significant appreciation in value of securities on loan on the last business day of the reporting period, the financial statements may reflect a collateral value that is less than the market value of the loaned securities. Such shortfall is remedied as described above. Loans are subject to termination at the option of the borrower or the Fund. Upon termination of the loan, the borrower will return to the Fund securities identical to the loaned securities. Should the borrower of the securities fail financially, the Fund has the right to repurchase the securities in the open market using the collateral.

The Fund recognizes income, net of any rebate and securities lending agent fees, for lending its securities in the form of fees or interest on the investment of any cash received as collateral. The borrower receives all interest and dividends from the securities loaned and such payments are passed back to the lender in amounts equivalent thereto. The Fund also continues to recognize any unrealized gain (loss) in the market price of the securities loaned and on the change in the value of the collateral invested that may occur during the term of the loan. In addition, realized gain (loss) is recognized on changes in the value of the collateral invested upon liquidation of the collateral. Net earnings from securities lending are disclosed on the Statement of Operations as “Income from securities lending, net”.

Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized gains (losses) from investment and currency transactions are calculated on the specific identification method. Dividend income is recorded on the ex-date, or for certain foreign securities, when the Fund becomes aware of such dividends.

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Interest income, including amortization of premium and accretion of discount on debt securities, as required, is recorded on the accrual basis. Expenses are recorded on an accrual basis, which may require the use of certain estimates by management that may differ from actual. Net investment income or loss (other than class specific expenses and waivers, which are allocated as noted below) and unrealized and realized gains (losses) are allocated daily to each class of shares based upon the relative proportion of adjusted net assets of each class at the beginning of the day. Class specific expenses and waivers, where applicable, are charged to the respective share classes. Class specific expenses include distribution fees and distribution fee waivers, shareholder servicing fees, transfer agent’s fees and expenses, registration fees and fee waivers and/or expense reimbursements, as applicable.

Taxes: It is the Fund’s policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net investment income and capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required. Withholding taxes on foreign dividends, interest and capital gains, if any, are recorded, net of reclaimable amounts, at the time the related income is earned.

Dividends and Distributions: The Fund expects to declare dividends of its net investment income daily and pay such dividends monthly. Distributions of net realized capital and currency gains, if any, are declared and paid at least annually. Dividends and distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from generally accepted accounting principles, are recorded on the ex-date. Permanent book/tax differences relating to income and gain (loss) are reclassified between total distributable earnings (loss) and paid-in capital in excess of par, as appropriate.

Estimates: The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

2. Agreements

The Company, on behalf of the Fund, has a management agreement with the Manager. Pursuant to this agreement, the Manager has responsibility for all investment advisory services and supervises the subadviser’s performance of such services. In addition, under the management agreement, the Manager provides all of the administrative functions necessary for the organization, operation and management of the Fund. The Manager administers the corporate affairs of the Fund and, in connection therewith, furnishes the Fund with office facilities, together with those ordinary clerical and bookkeeping services which are not being furnished by the Fund’s custodian and the Fund’s transfer agent. The Manager is also responsible for the staffing and management of dedicated groups of legal, marketing, compliance and related personnel necessary for the operation of the Fund. The legal, marketing, compliance and related personnel are also responsible for the

PGIM High Yield Fund	67

Notes to Financial Statements (continued)

management and oversight of the various service providers to the Fund, including, but not limited to, the custodian, transfer agent, and accounting agent.

The Manager has entered into subadvisory agreements with PGIM, Inc., which provides subadvisory services to the Fund through its PGIM Fixed Income unit. The subadvisory agreements provide that PGIM, Inc. will furnish investment advisory services in connection with the management of the Fund. In connection therewith, are obligated to keep certain books and records of the Fund. The Manager pays for the services of PGIM, Inc., the cost of compensation of officers of the Fund, occupancy and certain clerical and bookkeeping costs of the Fund. The Fund bears all other costs and expenses.

The management fee paid to the Manager is accrued daily and payable monthly at an annual rate of 0.50% of the Fund’s average daily net assets up to $250 million, 0.475% of the next $500 million, 0.45% of the next $750 million, 0.425% of the next $500 million, 0.40% of the next $500 million, 0.375% of the next $500 million and 0.35% of the Fund’s average daily net assets in excess of $3 billion. The effective management fee rate before any waivers and/or expense reimbursements was 0.38% for the year ended August 31, 2019.

The Manager has contractually agreed, through December 31, 2020, to limit transfer agency, shareholder servicing, sub-transfer agency, and blue sky fees, as applicable, to the extent that such fees cause the total annual operating expenses to exceed 0.91% of average daily net assets for Class R2 shares, or 0.66% of average daily net assets for Class R4 shares. This contractual waiver excludes interest, brokerage, taxes (such as income and foreign withholding taxes, stamp duty and deferred tax expenses), acquired fund fees and expenses, extraordinary expenses, and certain other Fund expenses such as dividend and interest expense and broker charges on short sales. Where applicable, the Manager agrees to waive management fees or shared operating expenses on any share class to the same extent that it waives such expenses on any other share class. In addition, total annual fund operating expenses for Class R6 shares will not exceed total annual operating expenses for Class Z shares. Fees and/or expenses waived and/or reimbursed by the Manager may be recouped by the Manager within the same fiscal year during which such waiver and/or reimbursement is made if such recoupment can be realized without exceeding the expense limit in effect at the time of the recoupment for that fiscal year.

The Company, on behalf of the Fund, has a distribution agreement with Prudential Investment Management Services LLC (“PIMS”), which acts as the distributor of the Class A Class B, Class C, Class R, Class Z, Class R2, Class R4 and Class R6 shares of the Fund. The Fund compensates PIMS for distributing and servicing the Fund’s Class A, Class B, Class C, Class R and Class R2 shares, pursuant to the plans of distribution (the “Distribution Plans”), regardless of expenses actually incurred by PIMS. The distribution fees are accrued daily

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and payable monthly. No distribution or service fees are paid to PIMS as distributor of the Class Z, Class R4 or Class R6 shares of the Fund.

Pursuant to the Distribution Plans, the Fund compensates PIMS for distribution related activities at an annual rate of up to 0.25%, 0.75%, 1%, 0.75% and 0.25% of the average daily net assets of the Class A, Class B, Class C, Class R and Class R2 shares, respectively. PIMS has contractually agreed through December 31, 2020 to limit such fees to 0.50% of the average daily net assets of the Class R shares.

The Fund has adopted a Shareholder Services Plan with respect to Class R2 and Class R4 shares. Under the terms of the Shareholder Services Plan, Class R2 and Class R4 shares are authorized to pay to Prudential Mutual Fund Services LLC (“PMFS”), its affiliates or third-party service providers, as compensation for services rendered to the shareholders of such Class R2 or Class R4 shares, a shareholder service fee at an annual rate of 0.10% of the average daily net assets attributable to Class R2 and Class R4 shares. The shareholder service fee is accrued daily and paid monthly.

For the year ended August 31, 2019, PIMS received $2,245,252 in front-end sales charges resulting from sales of Class A shares. Additionally, for the year ended August 31, 2019, PIMS received $1,472, $38,592 and $12,385 in contingent deferred sales charges imposed upon redemptions by certain Class A, Class B and Class C shareholders, respectively. From these fees, PIMS paid such sales charges to broker-dealers, who in turn paid commissions to salespersons and incurred other distribution costs.

PGIM Investments, PGIM, Inc. and PIMS are indirect, wholly-owned subsidiaries of Prudential Financial, Inc. (“Prudential”).

3. Other Transactions with Affiliates

Prudential Mutual Fund Services LLC (“PMFS”), an affiliate of PGIM Investments and an indirect, wholly-owned subsidiary of Prudential, serves as the Company’s transfer agent. Transfer agent’s fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to non-affiliates, where applicable.

The Fund may invest its overnight sweep cash in the PGIM Core Ultra Short Bond Fund (the “Core Fund”), and its securities lending cash collateral in the PGIM Institutional Money Market Fund (the “Money Market Fund”), each a series of Prudential Investment Portfolios 2, registered under the 1940 Act and managed by PGIM Investments. Through the Fund’s investments in the mentioned underlying funds, PGIM Investments and/or its affiliates are paid fees or reimbursed for providing their services. Earnings from the Core Fund and Money Market Fund are disclosed on the Statement of Operations as “Affiliated dividend income” and “Income from securities lending, net”, respectively.

The Fund may enter into certain securities purchase or sale transactions under Board approved Rule 17a-7 procedures. Rule 17a-7 is an exemptive rule under the 1940 Act, that

PGIM High Yield Fund	69

Notes to Financial Statements (continued)

subject to certain conditions, permits purchase and sale transactions among affiliated investment companies, or between an investment company and a person that is affiliated solely by reason of having a common (or affiliated) investment adviser, common directors, and/or common officers. Pursuant to the Rule 17a-7 procedures and consistent with guidance issued by the SEC, the Company’s Chief Compliance Officer (“CCO”) prepares a quarterly summary of all such transactions for submission to the Board, together with the CCO’s written representation that all such 17a-7 transactions were effected in accordance with the Fund’s Rule 17a-7 procedures. For the year ended August 31, 2019, no 17a-7 transactions were entered into by the Fund.

4. Portfolio Securities

The aggregate cost of purchases and proceeds from sales of portfolio securities (excluding short-term investments and U.S. Government securities) for the year ended August 31, 2019, were $5,239,454,082 and $3,391,439,140, respectively.

A summary of the cost of purchases and proceeds from sales of shares of affiliated investments for the year ended August 31, 2019, is presented as follows:

Value, Beginning of Year	Cost of Purchases	Proceeds from Sales	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Value, End of Year	Shares, End of Year	Income
PGIM Core Ultra Short Bond Fund*
$485,066,805	$3,054,166,413	$2,834,226,930	$—	$—	$705,006,288	705,006,288	$10,553,794
PGIM Institutional Money Market Fund*
1,484,028,566	2,529,310,578	2,451,367,448	22,170	10,592	1,562,004,458	1,561,848,273	2,623,321	**

$1,969,095,371	$5,583,476,991	$5,285,594,378	$22,170	$10,592	$2,267,010,746		$13,177,115

*	The Fund did not have any capital gain distributions during the reporting period.
**	This amount is included in “Income from securities lending, net” on the Statement of Operations.

5. Distributions and Tax Information

Distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from generally accepted accounting principles, are recorded on the ex-date.

For the years ended August 31, 2019 and August 31, 2018, the tax character of dividends paid by the Fund were $528,325,644 and $414,640,085 of ordinary income, respectively.

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As of August 31, 2019, the accumulated undistributed earnings on a tax basis was $16,916,373 of ordinary income.

The United States federal income tax basis of the Fund’s investments and the net unrealized appreciation as of August 31, 2019 were as follows:

Tax Basis	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation
$11,130,296,551	$339,978,956	$(294,022,406)	$45,956,550

The difference between book and tax basis was primarily attributable to deferred losses on wash sales, differences in the treatment of premium amortization for book and tax purposes, securities in default and other book to tax differences.

As of August 31, 2019, the Fund has a capital loss carryforward of approximately $47,532,000 which can be carried forward for an unlimited period. The Fund utilized approximately $16,184,000 of its capital loss carryforward to offset net taxable gains realized in the fiscal year ended August 31, 2019. No capital gains distributions are expected to be paid to shareholders until net gains have been realized in excess of such losses.

The Manager has analyzed the Fund’s tax positions taken on federal, state and local income tax returns for all open tax years and has concluded that no provision for income tax is required in the Fund’s financial statements for the current reporting period. Since tax authorities can examine previously filed tax returns, the Fund’s U.S. federal and state tax returns for each of the four fiscal years up to the most recent fiscal year ended August 31, 2019 are subject to such review.

6. Capital and Ownership

The Fund offers Class A, Class B, Class C, Class R, Class Z, Class R2, Class R4 and Class R6 shares. Class A shares are sold with a maximum front-end sales charge of 3.25%. Investors who purchase $1 million or more of Class A shares and sell those shares within 12 months of purchase are subject to a contingent deferred sales charge (“CDSC”) of 1.00% on sales of $1 million or more made within 12 months of purchase for purchases prior to July 15, 2019, and a CDSC of 1.00% on sales of $500,000 or more made within 12 months of purchase for purchases on or after July 15, 2019. The Class A CDSC is waived for certain retirement and/or benefit plans. A special exchange privilege is also available for shareholders who qualified to purchase Class A shares at net asset value. Class B shares are sold with a CDSC which declines from 5% to zero depending on the period of time the shares are held. Class B shares will automatically convert to Class A shares on a monthly basis approximately seven years after purchase. Class B shares are closed to new purchases. Class C shares are sold with a CDSC of 1% on sales made within 12 months of purchase. Class C shares will automatically convert to Class A shares on a monthly basis approximately 10 years after purchase. Class R, Class Z, Class R2, Class R4 and Class R6

PGIM High Yield Fund	71

Notes to Financial Statements (continued)

shares are not subject to any sales or redemption charge and are available exclusively for sale to a limited group of investors.

Under certain circumstances, an exchange may be made from specified share classes of the Fund to one or more other share classes of the Fund as presented in the table of transactions in shares of common stock.

The Company is authorized to issue 6 billion shares of common stock, with a par value of $0.01 per share. Of the Company’s authorized capital stock, 4.815 billion authorized shares have been allocated to the Fund and divided into nine classes, designated Class A, Class B, Class C, Class R, Class Z, Class T, Class R2, Class R4 and Class R6 common stock, each of which consists of 665 million, 50 million, 200 million, 150 million, 2.250 billion, 300 million, 100 million, 100 million and 1 billion authorized shares, respectively. The Fund currently does not have any Class T shares outstanding.

As of August 31, 2019, Prudential, through its affiliated entities, including affiliated funds (if applicable), owned 2,001 Class R2 shares, 2,010 Class R4 shares of the Fund. At reporting period end, two shareholders of record, each holding greater than 5% of the Fund, held 34% of the Fund’s outstanding shares.

Transactions in shares of common stock were as follows:

Class A	Shares	Amount
Year ended August 31, 2019:
Shares sold	74,068,779	$400,860,582
Shares issued in reinvestment of dividends and distributions	13,820,329	74,462,632
Shares reacquired	(65,675,358)	(352,350,701)

Net increase (decrease) in shares outstanding before conversion	22,213,750	122,972,513
Shares issued upon conversion from other share class(es)	49,421,196	265,931,388
Shares reacquired upon conversion into other share class(es)	(2,596,164)	(14,033,948)

Net increase (decrease) in shares outstanding	69,038,782	$374,869,953

Year ended August 31, 2018:
Shares sold	41,452,856	$227,190,349
Shares issued in reinvestment of dividends and distributions	12,026,313	65,810,112
Shares reacquired	(63,962,439)	(350,444,095)

Net increase (decrease) in shares outstanding before conversion	(10,483,270)	(57,443,634)
Shares issued upon conversion from other share class(es)	5,019,853	27,483,371
Shares reacquired upon conversion into other share class(es)	(4,359,054)	(23,861,398)

Net increase (decrease) in shares outstanding	(9,822,471)	$(53,821,661)

72

Class B	Shares	Amount
Year ended August 31, 2019:
Shares sold	76,351	$408,306
Shares issued in reinvestment of dividends and distributions	922,179	4,944,227
Shares reacquired	(2,831,547)	(15,147,986)

Net increase (decrease) in shares outstanding before conversion	(1,833,017)	(9,795,453)
Shares reacquired upon conversion into other share class(es)	(6,058,037)	(32,643,134)

Net increase (decrease) in shares outstanding	(7,891,054)	$(42,438,587)

Year ended August 31, 2018:
Shares sold	266,008	$1,470,659
Shares issued in reinvestment of dividends and distributions	1,175,286	6,425,312
Shares reacquired	(3,679,116)	(20,102,326)

Net increase (decrease) in shares outstanding before conversion	(2,237,822)	(12,206,355)
Shares reacquired upon conversion into other share class(es)	(4,381,449)	(23,996,383)

Net increase (decrease) in shares outstanding	(6,619,271)	$(36,202,738)

Class C
Year ended August 31, 2019:
Shares sold	8,382,124	$45,169,549
Shares issued in reinvestment of dividends and distributions	2,183,508	11,717,900
Shares reacquired	(8,337,158)	(44,548,250)

Net increase (decrease) in shares outstanding before conversion	2,228,474	12,339,199
Shares reacquired upon conversion into other share class(es)	(5,545,717)	(30,129,254)

Net increase (decrease) in shares outstanding	(3,317,243)	$(17,790,055)

Year ended August 31, 2018:
Shares sold	6,963,702	$38,156,539
Shares issued in reinvestment of dividends and distributions	2,184,739	11,936,819
Shares reacquired	(9,644,357)	(52,719,957)

Net increase (decrease) in shares outstanding before conversion	(495,916)	(2,626,599)
Shares reacquired upon conversion into other share class(es)	(1,468,942)	(8,038,162)

Net increase (decrease) in shares outstanding	(1,964,858)	$(10,664,761)

Class R
Year ended August 31, 2019:
Shares sold	3,446,973	$18,546,178
Shares issued in reinvestment of dividends and distributions	778,085	4,184,315
Shares reacquired	(3,869,348)	(20,706,500)

Net increase (decrease) in shares outstanding	355,710	$2,023,993

Year ended August 31, 2018:
Shares sold	6,214,810	$33,933,000
Shares issued in reinvestment of dividends and distributions	732,744	4,004,529
Shares reacquired	(5,314,039)	(28,996,499)

Net increase (decrease) in shares outstanding	1,633,515	$8,941,030

PGIM High Yield Fund	73

Notes to Financial Statements (continued)

Class Z	Shares	Amount
Year ended August 31, 2019:
Shares sold	492,259,381	$2,654,385,212
Shares issued in reinvestment of dividends and distributions	42,734,126	230,499,156
Shares reacquired	(325,325,069)	(1,746,604,410)

Net increase (decrease) in shares outstanding before conversion	209,668,438	1,138,279,958
Shares issued upon conversion from other share class(es)	3,695,884	19,976,110
Shares reacquired upon conversion into other share class(es)	(43,314,164)	(233,499,501)

Net increase (decrease) in shares outstanding	170,050,158	$924,756,567

Year ended August 31, 2018:
Shares sold	367,472,874	$2,017,011,323
Shares issued in reinvestment of dividends and distributions	32,895,573	180,215,326
Shares reacquired	(215,791,963)	(1,183,369,604)

Net increase (decrease) in shares outstanding before conversion	184,576,484	1,013,857,045
Shares issued upon conversion from other share class(es)	5,490,592	30,124,848
Shares reacquired upon conversion into other share class(es)	(38,031,206)	(210,930,963)

Net increase (decrease) in shares outstanding	152,035,870	$833,050,930

Class R2
Year ended August 31, 2019:
Shares sold	1,196,673	$6,442,025
Shares issued in reinvestment of dividends and distributions	69,807	376,505
Shares reacquired	(727,646)	(3,930,608)

Net increase (decrease) in shares outstanding	538,834	$2,887,922

Period ended August 31, 2018*:
Shares sold	828,234	$4,461,622
Shares issued in reinvestment of dividends and distributions	7,654	41,571
Shares reacquired	(28,244)	(153,128)

Net increase (decrease) in shares outstanding	807,644	$4,350,065

Class R4
Year ended August 31, 2019:
Shares sold	2,080,853	$11,306,131
Shares issued in reinvestment of dividends and distributions	45,376	246,023
Shares reacquired	(400,115)	(2,166,698)

Net increase (decrease) in shares outstanding	1,726,114	$9,385,456

Period ended August 31, 2018*:
Shares sold	358,100	$1,932,289
Shares issued in reinvestment of dividends and distributions	3,105	16,881
Shares reacquired	(408)	(2,219)

Net increase (decrease) in shares outstanding	360,797	$1,946,951

74

Class R6	Shares	Amount
Year ended August 31, 2019:
Shares sold	252,950,534	$1,363,506,487
Shares issued in reinvestment of dividends and distributions	26,618,588	143,361,841
Shares reacquired	(120,965,520)	(650,064,863)

Net increase (decrease) in shares outstanding before conversion	158,603,602	856,803,465
Shares issued upon conversion from other share class(es)	4,752,224	25,575,165
Shares reacquired upon conversion into other share class(es)	(221,801)	(1,176,826)

Net increase (decrease) in shares outstanding	163,134,025	$881,201,804

Year ended August 31, 2018:
Shares sold	135,389,864	$742,404,285
Shares issued in reinvestment of dividends and distributions	19,628,032	107,299,259
Shares reacquired	(78,047,021)	(426,914,245)

Net increase (decrease) in shares outstanding before conversion	76,970,875	422,789,299
Shares issued upon conversion from other share class(es)	37,913,483	209,624,787
Shares reacquired upon conversion into other share class(es)	(74,508)	(406,100)

Net increase (decrease) in shares outstanding	114,809,850	$632,007,986

*	Commencement of offering was December 27, 2017.

7. Borrowings

The Company, on behalf of the Fund, along with other affiliated registered investment companies (the “Funds”), is a party to a Syndicated Credit Agreement (“SCA”) with a group of banks. The purpose of the SCA is to provide an alternative source of temporary funding for capital share redemptions. The SCA provides for a commitment of $900 million for the period October 4, 2018 through October 3, 2019. The Funds pay an annualized commitment fee of 0.15% of the unused portion of the SCA. The Fund’s portion of the commitment fee for the unused amount, allocated based upon a method approved by the Board, is accrued daily and paid quarterly. Prior to October 4, 2018, the Funds had another SCA that provided a commitment of $900 million and the Funds paid an annualized commitment fee of 0.15% of the unused portion of the SCA. The interest on borrowings under both SCAs is paid monthly and at a per annum interest rate of 1.25% plus the higher of (1) the effective federal funds rate, (2) the one-month LIBOR rate or (3) zero percent.

Subsequent to the reporting period end, the SCA has been renewed effective October 3, 2019 and will continue to provide a commitment of $900 million through October 1, 2020. The commitment fee paid by the Funds will continue to be 0.15% of the unused portion of the SCA. The interest on borrowings under the renewed SCA will be paid monthly and at a per annum interest rate of 1.20% plus the higher of (1) the effective federal funds rate, (2) the one-month LIBOR rate or (3) zero percent.

Certain affiliated registered investment companies that are parties to the SCA include portfolios that are subject to a predetermined mathematical formula used to manage certain benefit guarantees offered under variable annuity contracts. The formula may result in large scale asset flows into and out of these portfolios. Consequently, these portfolios may be more likely to utilize the SCA for purposes of funding redemptions. It may be possible for those

PGIM High Yield Fund	75

Notes to Financial Statements (continued)

portfolios to fully exhaust the committed amount of the SCA, thereby requiring the Manager to allocate available funding per a Board-approved methodology designed to treat the Funds in the SCA equitably.

The Fund utilized the SCA during the year ended August 31, 2019. The average daily balance for the 1 day that the Fund had loans outstanding during the period was approximately $5,304,000, borrowed at a weighted average interest rate of 3.63%. The maximum loan outstanding amount during the period was $5,304,000. At August 31, 2019, the Fund did not have an outstanding loan amount.

8. Risks of Investing in the Fund

The Fund’s risks include, but are not limited to, some or all of the risks discussed below:

Bond Obligations Risk: The Fund’s holdings, share price, yield and total return may fluctuate in response to bond market movements. The value of bonds may decline for issuer-related reasons, including management performance, financial leverage and reduced demand for the issuer’s goods and services. Certain types of fixed-income obligations also may be subject to “call and redemption risk,” which is the risk that the issuer may call a bond held by the Fund for redemption before it matures and the Fund may not be able to reinvest at the same level and therefore would earn less income.

Derivatives Risk: Derivatives involve special risks and costs and may result in losses to the Fund. The successful use of derivatives requires sophisticated management, and, to the extent that derivatives are used, the Fund will depend on the subadviser’s ability to analyze and manage derivative transactions. The prices of derivatives may move in unexpected ways, especially in abnormal market conditions. Some derivatives are “leveraged” and therefore may magnify or otherwise increase investment losses to the Fund. Other risks arise from the potential inability to terminate or sell derivatives positions. A liquid secondary market may not always exist for the Fund’s derivatives positions. In fact, many OTC derivative instruments will not have liquidity beyond the counterparty to the instrument. OTC derivative instruments also involve the risk that the other party will not meet its obligations to the Fund.

Foreign Securities Risk: The Fund’s investments in securities of foreign issuers or issuers with significant exposure to foreign markets involve additional risk. Foreign countries in which the Fund may invest may have markets that are less liquid, less regulated and more volatile than US markets. The value of the Fund’s investments may decline because of factors affecting the particular issuer as well as foreign markets and issuers generally, such as unfavorable government actions, and political or financial instability.

76

Interest Rate Risk: The value of an investment may go down when interest rates rise. A rise in rates tends to have a greater impact on the prices of longer term or duration securities. When interest rates fall, the issuers of debt obligations may prepay principal more quickly than expected, and the Fund may be required to reinvest the proceeds at a lower interest rate. This is referred to as “prepayment risk.” When interest rates rise, debt obligations may be repaid more slowly than expected, and the value of the Fund’s holdings may fall sharply. This is referred to as “extension risk. The Fund may face a heightened level of interest rate risk as a result of the U.S. Federal Reserve Board’s policies. The Fund’s investments may lose value if short-term or long-term interest rates rise sharply or in a manner not anticipated by the subadviser.

Junk Bonds Risks: High-yield, high-risk bonds have predominantly speculative characteristics, including particularly high credit risk. Junk bonds tend to be less liquid than higher-rated securities. The liquidity of particular issuers or industries within a particular investment category may shrink or disappear suddenly and without warning. The non-investment grade bond market can experience sudden and sharp price swings and become illiquid due to a variety of factors, including changes in economic forecasts, stock market activity, large sustained sales by major investors, a high profile default or a change in the market’s psychology.

Liquidity Risk: The Fund may invest in instruments that trade in lower volumes and are less liquid than other investments. Liquidity risk exists when particular investments made by the Fund are difficult to purchase or sell. Liquidity risk includes the risk that the Fund may make investments that may become less liquid in response to market developments or adverse investor perceptions. Investments that are illiquid or that trade in lower volumes may be more difficult to value. If the Fund is forced to sell these investments to pay redemption proceeds or for other reasons, the Fund may lose money. In addition, when there is no willing buyer and investments may not reasonably be expected to be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment, the Fund may incur higher transaction costs when executing trade orders of a given size. The reduction in dealer market-making capacity in the fixed-income markets that has occurred in recent years also has the potential to reduce liquidity. An inability to sell a portfolio position can adversely affect the Fund’s value or prevent the Fund from being able to take advantage of other investment opportunities.

Market and Credit Risk: Securities markets may be volatile and the market prices of the Fund’s securities may decline. Securities fluctuate in price based on changes in an issuer’s financial condition and overall market and economic conditions. If the market prices of the securities owned by the Fund fall, the value of an investment in the Fund will decline. Additionally, the Fund may also be exposed to credit risk in the event that an issuer or guarantor fails to perform or that an institution or entity with which the Fund has unsettled or open transactions defaults.

PGIM High Yield Fund	77

Notes to Financial Statements (continued)

Risks of Investments in Bank Loans: The Fund’s ability to receive payments of principal and interest and other amounts in connection with loans (whether through participations, assignments or otherwise) will depend primarily on the financial condition of the borrower. The failure by the Fund’s scheduled interest or principal payments on a loan because of a default, bankruptcy or any other reason would adversely affect the income of the Fund and would likely reduce the value of its assets. Even with loans secured by collateral, there is the risk that the value of the collateral may decline, may be insufficient to meet the obligations of the borrower, or be difficult to liquidate. In the event of a default, the Fund may have difficulty collecting on any collateral and would not have the ability to collect on any collateral for an uncollateralized loan. Further, the Fund’s access to collateral, if any, may be limited by bankruptcy laws.

9. Recent Accounting Pronouncements and Reporting Updates

In August 2018, the Securities and Exchange Commission (the “SEC”) adopted amendments to Regulation S-X to update and simplify the disclosure requirements for registered investment companies by eliminating requirements that are redundant or duplicative of US GAAP requirements or other SEC disclosure requirements. The new amendments require the presentation of the total, rather than the components, of distributable earnings on the Statement of Assets and Liabilities and the total, rather than the components, of dividends from net investment income and distributions from net realized gains on the Statements of Changes in Net Assets. The amendments also removed the requirement for the parenthetical disclosure of undistributed net investment income on the Statements of Changes in Net Assets and certain tax adjustments that were reflected in the Notes to Financial Statements. The Manager has adopted the amendments and reflected them in the Fund’s financial statements.

In August 2018, the FASB issued Accounting Standards Update (“ASU”) No. 2018-13, which changes certain fair value measurement disclosure requirements. The new ASU, in addition to other modifications and additions, removes the requirement to disclose the amount and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy, and the Fund’s policy for the timing of transfers between levels. The amendments are effective for financial statements issued for fiscal years beginning after December 15, 2019, and interim periods within those fiscal years. The Manager has evaluated the implications of certain provisions of the ASU and has determined to early adopt aspects related to the removal and modification of certain fair value measurement disclosures under the ASU effective immediately. The Manager continues to evaluate certain other provisions of the ASU and does not expect a material impact to financial statement disclosures.

78

10. Subsequent Event

At a meeting held on September 11, 2019, the Board approved the addition of PGIM Limited as Subadviser to the Fund. This change became effective on September 16, 2019.

PGIM High Yield Fund	79

Financial Highlights

Class A Shares
	Year Ended August 31,
	2019	2018	2017	2016	2015
Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$5.44	$5.57	$5.45	$5.38	$5.80
Income (loss) from investment operations:
Net investment income (loss)	0.31	0.31	0.33	0.32	0.33
Net realized and unrealized gain (loss) on investment and foreign currency transactions	0.07	(0.12)	0.13	0.08	(0.41)
Total from investment operations	0.38	0.19	0.46	0.40	(0.08)
Less Dividends and Distributions:
Dividends from net investment income	(0.33)	(0.32)	(0.34)	(0.33)	(0.34)
Net asset value, end of year	$5.49	$5.44	$5.57	$5.45	$5.38
Total Return(b):	7.28%	3.60%	8.60%	7.96%	(1.39)%

Ratios/Supplemental Data:
Net assets, end of year (000)	$1,687,802	$1,295,643	$1,382,192	$1,302,432	$1,218,179
Average net assets (000)	$1,402,647	$1,328,272	$1,344,300	$1,180,916	$1,290,432
Ratios to average net assets(c)(d)(e):
Expenses after waivers and/or expense reimbursement	0.80%	0.80%	0.81%	0.82%	0.83%
Expenses before waivers and/or expense reimbursement	0.80%	0.80%	0.81%	0.82%	0.85%
Net investment income (loss)	5.82%	5.75%	5.99%	6.18%	5.88%
Portfolio turnover rate(f)	43%	44%	40%	28%	48%

(a)	Calculated based on average shares outstanding during the year.
(b)

Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(c)

Effective March 9, 2015, the contractual distribution and service (12b-1) fees were reduced from 0.30% to 0.25% of the average daily net assets and the 0.05% contractual 12b-1 fee waiver was terminated.

(d)	Effective September 1, 2017, class specific expenses include transfer agent fees and expenses and registration fees, which are charged to their respective share class.
(e)	Does not include expenses of the underlying funds in which the Fund invests.
(f)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

80

Class B Shares
	Year Ended August 31,
	2019	2018	2017	2016	2015
Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$5.43	$5.56	$5.44	$5.37	$5.80
Income (loss) from investment operations:
Net investment income (loss)	0.29	0.29	0.30	0.29	0.30
Net realized and unrealized gain (loss) on investment and foreign currency transactions	0.06	(0.12)	0.13	0.09	(0.42)
Total from investment operations	0.35	0.17	0.43	0.38	(0.12)
Less Dividends and Distributions:
Dividends from net investment income	(0.30)	(0.30)	(0.31)	(0.31)	(0.31)
Net asset value, end of year	$5.48	$5.43	$5.56	$5.44	$5.37
Total Return(b):	6.77%	3.10%	8.07%	7.43%	(2.06)%

Ratios/Supplemental Data:
Net assets, end of year (000)	$82,018	$124,044	$163,904	$188,011	$215,462
Average net assets (000)	$100,597	$142,113	$173,630	$191,578	$235,221
Ratios to average net assets(c)(d):
Expenses after waivers and/or expense reimbursement	1.28%	1.26%	1.30%	1.32%	1.33%
Expenses before waivers and/or expense reimbursement	1.28%	1.26%	1.30%	1.32%	1.33%
Net investment income (loss)	5.35%	5.27%	5.49%	5.67%	5.38%
Portfolio turnover rate(e)	43%	44%	40%	28%	48%

(a)	Calculated based on average shares outstanding during the year.
(b)

Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(c)	Effective September 1, 2017, class specific expenses include transfer agent fees and expenses and registration fees, which are charged to their respective share class.
(d)	Does not include expenses of the underlying funds in which the Fund invests.
(e)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

PGIM High Yield Fund	81

Financial Highlights (continued)

Class C Shares
	Year Ended August 31,
	2019	2018	2017	2016	2015
Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$5.43	$5.56	$5.44	$5.37	$5.80
Income (loss) from investment operations:
Net investment income (loss)	0.28	0.28	0.29	0.28	0.29
Net realized and unrealized gain (loss) on investment and foreign currency transactions	0.06	(0.13)	0.12	0.08	(0.42)
Total from investment operations	0.34	0.15	0.41	0.36	(0.13)
Less Dividends and Distributions:
Dividends from net investment income	(0.29)	(0.28)	(0.29)	(0.29)	(0.30)
Net asset value, end of year	$5.48	$5.43	$5.56	$5.44	$5.37
Total Return(b):	6.55%	2.86%	7.80%	7.16%	(2.31)%

Ratios/Supplemental Data:
Net assets, end of year (000)	$234,165	$249,818	$266,881	$250,106	$236,533
Average net assets (000)	$234,601	$258,579	$260,724	$224,095	$254,515
Ratios to average net assets(c)(d):
Expenses after waivers and/or expense reimbursement	1.49%	1.50%	1.56%	1.57%	1.58%
Expenses before waivers and/or expense reimbursement	1.49%	1.50%	1.56%	1.57%	1.58%
Net investment income (loss)	5.14%	5.04%	5.24%	5.42%	5.13%
Portfolio turnover rate(e)	43%	44%	40%	28%	48%

(a)	Calculated based on average shares outstanding during the year.
(b)

Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(c)	Effective September 1, 2017, class specific expenses include transfer agent fees and expenses and registration fees, which are charged to their respective share class.
(d)	Does not include expenses of the underlying funds in which the Fund invests.
(e)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

82

Class R Shares
	Year Ended August 31,
	2019	2018	2017	2016	2015
Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$5.43	$5.57	$5.45	$5.38	$5.80
Income (loss) from investment operations:
Net investment income (loss)	0.30	0.30	0.32	0.31	0.31
Net realized and unrealized gain (loss) on investment and foreign currency transactions	0.07	(0.13)	0.12	0.08	(0.40)
Total from investment operations	0.37	0.17	0.44	0.39	(0.09)
Less Dividends and Distributions:
Dividends from net investment income	(0.31)	(0.31)	(0.32)	(0.32)	(0.33)
Net asset value, end of year	$5.49	$5.43	$5.57	$5.45	$5.38
Total Return(b):	7.17%	3.10%	8.33%	7.70%	(1.63)%

Ratios/Supplemental Data:
Net assets, end of year (000)	$74,523	$71,841	$64,518	$57,520	$51,716
Average net assets (000)	$71,667	$71,368	$61,642	$50,921	$54,089
Ratios to average net assets(c)(d):
Expenses after waivers and/or expense reimbursement	1.09%	1.09%	1.06%	1.07%	1.08%
Expenses before waivers and/or expense reimbursement	1.34%	1.34%	1.31%	1.32%	1.33%
Net investment income (loss)	5.55%	5.46%	5.74%	5.93%	5.63%
Portfolio turnover rate(e)	43%	44%	40%	28%	48%

(a)	Calculated based on average shares outstanding during the year.
(b)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(c)	Effective September 1, 2017, class specific expenses include transfer agent fees and expenses and registration fees, which are charged to their respective share class.
(d)	Does not include expenses of the underlying funds in which the Fund invests.
(e)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

PGIM High Yield Fund	83

Financial Highlights (continued)

Class Z Shares
	Year Ended August 31,
	2019	2018	2017	2016	2015
Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$5.45	$5.58	$5.46	$5.39	$5.82
Income (loss) from investment operations:
Net investment income (loss)	0.33	0.33	0.34	0.34	0.34
Net realized and unrealized gain (loss) on investment and foreign currency transactions	0.06	(0.12)	0.13	0.08	(0.41)
Total from investment operations	0.39	0.21	0.47	0.42	(0.07)
Less Dividends and Distributions:
Dividends from net investment income	(0.34)	(0.34)	(0.35)	(0.35)	(0.36)
Net asset value, end of year	$5.50	$5.45	$5.58	$5.46	$5.39
Total Return(b):	7.56%	3.87%	8.89%	8.26%	(1.29)%

Ratios/Supplemental Data:
Net assets, end of year (000)	$4,643,766	$3,670,684	$2,912,057	$2,661,635	$1,510,074
Average net assets (000)	$4,021,108	$3,176,813	$2,808,766	$1,842,948	$1,394,662
Ratios to average net assets(c)(d):
Expenses after waivers and/or expense reimbursement	0.54%	0.55%	0.55%	0.57%	0.58%
Expenses before waivers and/or expense reimbursement	0.54%	0.55%	0.55%	0.57%	0.58%
Net investment income (loss)	6.09%	6.01%	6.25%	6.44%	6.13%
Portfolio turnover rate(e)	43%	44%	40%	28%	48%

(a)	Calculated based on average shares outstanding during the year.
(b)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(c)	Effective September 1, 2017, class specific expenses include transfer agent fees and expenses and registration fees, which are charged to their respective share class.
(d)	Does not include expenses of the underlying funds in which the Fund invests.
(e)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

84

Class R2 Shares
	Year Ended August 31, 2019	December 27, 2017(a) through August 31, 2018

Per Share Operating Performance(b):
Net Asset Value, Beginning of Period	$5.44	$5.52
Income (loss) from investment operations:
Net investment income (loss)	0.31	0.21
Net realized and unrealized gain (loss) on investment and foreign currency transactions	0.07	(0.07)
Total from investment operations	0.38	0.14
Less Dividends and Distributions:
Dividends from net investment income	(0.32)	(0.22)
Net asset value, end of period	$5.50	$5.44
Total Return(c):	7.36%	2.53%

Ratios/Supplemental Data:
Net assets, end of period (000)	$7,402	$4,395
Average net assets (000)	$6,253	$967
Ratios to average net assets(d):
Expenses after waivers and/or expense reimbursement	0.91%	0.91%	(e)
Expenses before waivers and/or expense reimbursement	1.22%	3.42%	(e)
Net investment income (loss)	5.73%	5.89%	(e)
Portfolio turnover rate(f)	43%	44%

(a)	Commencement of offering.
(b)	Calculated based on average shares outstanding during the period.
(c)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than one full year are not annualized.

(d)	Does not include expenses of the underlying funds in which the Fund invests.
(e)	Annualized.
(f)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

PGIM High Yield Fund	85

Financial Highlights (continued)

Class R4 Shares
	Year Ended August 31, 2019	December 27, 2017(a) through August 31, 2018

Per Share Operating Performance(b):
Net Asset Value, Beginning of Period	$5.44	$5.52
Income (loss) from investment operations:
Net investment income (loss)	0.33	0.22
Net realized and unrealized gain (loss) on investment and foreign currency transactions	0.07	(0.07)
Total from investment operations	0.40	0.15
Less Dividends and Distributions:
Dividends from net investment income	(0.34)	(0.23)
Net asset value, end of period	$5.50	$5.44
Total Return(c):	7.66%	2.71%

Ratios/Supplemental Data:
Net assets, end of period (000)	$11,469	$1,963
Average net assets (000)	$4,571	$372
Ratios to average net assets(d):
Expenses after waivers and/or expense reimbursement	0.66%	0.66%	(e)
Expenses before waivers and/or expense reimbursement	1.07%	7.16%	(e)
Net investment income (loss)	6.00%	6.17%	(e)
Portfolio turnover rate(f)	43%	44%

(a)	Commencement of offering.
(b)	Calculated based on average shares outstanding during the period.
(c)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than one full year are not annualized.

(d)	Does not include expenses of the underlying funds in which the Fund invests.
(e)	Annualized.
(f)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

86

Class R6 Shares
	Year Ended August 31,
	2019	2018	2017	2016	2015
Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$5.44	$5.57	$5.46	$5.39	$5.81
Income (loss) from investment operations:
Net investment income (loss)	0.34	0.34	0.35	0.34	0.35
Net realized and unrealized gain (loss) on investment and foreign currency transactions	0.06	(0.13)	0.12	0.08	(0.41)
Total from investment operations	0.40	0.21	0.47	0.42	(0.06)
Less Dividends and Distributions:
Dividends from net investment income	(0.35)	(0.34)	(0.36)	(0.35)	(0.36)
Net asset value, end of year	$5.49	$5.44	$5.57	$5.46	$5.39
Total Return(b):	7.71%	4.00%	8.82%	8.36%	(1.01)%

Ratios/Supplemental Data:
Net assets, end of year (000)	$3,022,241	$2,105,086	$1,517,154	$327,725	$58,416
Average net assets (000)	$2,462,874	$1,880,226	$988,188	$178,565	$44,388
Ratios to average net assets(c)(d):
Expenses after waivers and/or expense reimbursement	0.40%	0.42%	0.42%	0.45%	0.46%
Expenses before waivers and/or expense reimbursement	0.40%	0.42%	0.42%	0.45%	0.46%
Net investment income (loss)	6.22%	6.14%	6.35%	6.61%	6.27%
Portfolio turnover rate(e)	43%	44%	40%	28%	48%

(a)	Calculated based on average shares outstanding during the year.
(b)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(c)	Effective September 1, 2017, class specific expenses include transfer agent fees and expenses and registration fees, which are charged to their respective share class.
(d)	Does not include expenses of the underlying funds in which the Fund invests.
(e)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

PGIM High Yield Fund	87

Report of Independent Registered Public Accounting Firm

To the Shareholders of PGIM High Yield Fund and Board of Directors

Prudential Investment Portfolios, Inc. 15:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of PGIM High Yield Fund, a series of Prudential Investment Portfolios, Inc. 15, (the Fund), including the schedule of investments, as of August 31, 2019, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period ended August 31, 2019, and the related notes (collectively, the financial statements) and the financial highlights for the years or period indicated therein. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of August 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period ended August 31, 2019, and the financial highlights for the years or period indicated therein, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of August 31, 2019, by correspondence with the custodian, transfer agent, and brokers, or by other appropriate auditing procedures when replies were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more PGIM and/or Prudential Retail investment companies since 2003.

New York, New York

October 18, 2019

88

Federal Income Tax Information (unaudited)

For the year ended August 31, 2019, the Fund reports the maximum amount allowable but not less than 82.18% as interest related dividends in accordance with Section 871(k)(1) and 881(e)(1) of the Internal Revenue Code.

In January 2020, you will be advised on IRS Form 1099-DIV or substitute 1099-DIV, as to the federal tax status of the dividends received by you in calendar year 2019.

PGIM High Yield Fund	89

INFORMATION ABOUT BOARD MEMBERS AND OFFICERS  (unaudited)

Information about Board Members and Officers of the Fund is set forth below. Board Members who are not deemed to be “interested persons” of the Fund, as defined in the 1940 Act, are referred to as “Independent Board Members.” Board Members who are deemed to be “interested persons” of the Fund are referred to as “Interested Board Members.” The Board Members are responsible for the overall supervision of the operations of the Fund and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Board in turn elects the Officers, who are responsible for administering the day-to-day operations of the Fund.

Independent Board Members

Name Date of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Ellen S. Alberding 3/11/58 Board Member Portfolios Overseen: 96	President and Board Member, The Joyce Foundation (charitable foundation) (since 2002); Vice Chair, City Colleges of Chicago (community college system) (2011-2015); Trustee, National Park Foundation (charitable foundation for national park system) (2009-2018); Trustee, Economic Club of Chicago (since 2009); Trustee, Loyola University (since 2018).	None.	Since September 2013

Kevin J. Bannon 7/13/52 Board Member Portfolios Overseen: 96	Retired; Managing Director (April 2008-May 2015) and Chief Investment Officer (October 2008-November 2013) of Highmount Capital LLC (registered investment adviser); formerly Executive Vice President and Chief Investment Officer (April 1993-August 2007) of Bank of New York Company; President (May 2003-May 2007) of BNY Hamilton Family of Mutual Funds.	Director of Urstadt Biddle Properties (equity real estate investment trust) (since September 2008).	Since July 2008

PGIM High Yield Fund

Independent Board Members

Name Date of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Linda W. Bynoe 7/9/52 Board Member Portfolios Overseen: 96	President and Chief Executive Officer (since March 1995) and formerly Chief Operating Officer (December 1989-February 1995) of Telemat Ltd. (management consulting); formerly Vice President (January 1985-June 1989) at Morgan Stanley & Co. (broker-dealer).	Director of Anixter International, Inc. (communication products distributor) (since January 2006); Director of Northern Trust Corporation (financial services) (since April 2006); Trustee of Equity Residential (residential real estate) (since December 2009).	Since March 2005

Barry H. Evans 11/2/60 Board Member Portfolios Overseen: 95	Retired; formerly President (2005 – 2016), Global Chief Operating Officer (2014–2016), Chief Investment Officer – Global Head of Fixed Income (1998-2014), and various portfolio manager roles (1986-2006), Manulife Asset Management U.S.	Formerly Director, Manulife Trust Company (2011-2018); formerly Director, Manulife Asset Management Limited (2015-2017); formerly Chairman of the Board of Directors of Manulife Asset Management U.S. (2005-2016); formerly Chairman of the Board, Declaration Investment Management and Research (2008-2016).	Since September 2017

Keith F. Hartstein 10/13/56 Board Member & Independent Chair Portfolios Overseen: 96	Retired; Member (since November 2014) of the Governing Council of the Independent Directors Council (organization of independent mutual fund directors); formerly President and Chief Executive Officer (2005-2012), Senior Vice President (2004-2005), Senior Vice President of Sales and Marketing (1997-2004), and various executive management positions (1990-1997), John Hancock Funds, LLC (asset management); Chairman, Investment Company Institute’s Sales Force Marketing Committee (2003-2008).	None.	Since September 2013

Visit our website at pgiminvestments.com

Independent Board Members

Name Date of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Laurie Simon Hodrick 9/29/62 Board Member Portfolios Overseen: 95	A. Barton Hepburn Professor Emerita of Economics in the Faculty of Business, Columbia Business School (since 2018); Visiting Professor of Law, Stanford Law School (since 2015); Visiting Fellow at the Hoover Institution, Stanford University (since 2015); Sole Member, ReidCourt LLC (since 2008) (a consulting firm); formerly A. Barton Hepburn Professor of Economics in the Faculty of Business, Columbia Business School (1996-2017); formerly Managing Director, Global Head of Alternative Investment Strategies, Deutsche Bank (2006-2008).	Independent Director, Synnex Corporation (since April 2019) (information technology); Independent Director, Kabbage, Inc. (since July 2018) (financial services); Independent Director, Corporate Capital Trust (2017-2018) (a business development company).	Since September 2017

Michael S. Hyland, CFA 10/4/45 Board Member Portfolios Overseen: 96	Retired (since February 2005); formerly Senior Managing Director (July 2001-February 2005) of Bear Stearns & Co, Inc.; Global Partner, INVESCO (1999-2001); Managing Director and President of Salomon Brothers Asset Management (1989-1999).	None.	Since July 2008

Brian K. Reid 9/22/61 Board Member Portfolios Overseen: 95	Retired; formerly Chief Economist for the Investment Company Institute (ICI) (2005-2017); formerly Senior Economist and Director of Industry and Financial Analysis at the ICI (1998-2004); formerly Senior Economist, Industry and Financial Analysis at the ICI (1996-1998); formerly Staff Economist at the Federal Reserve Board (1989-1996); Director, ICI Mutual Insurance Company (2012-2017).	None.	Since March 2018

PGIM High Yield Fund

Independent Board Members

Name Date of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Grace C. Torres 6/28/59 Board Member Portfolios Overseen: 95	Retired; formerly Treasurer and Principal Financial and Accounting Officer of the PGIM Funds, Target Funds, Advanced Series Trust, Prudential Variable Contract Accounts and The Prudential Series Fund (1998-June 2014); Assistant Treasurer (March 1999-June 2014) and Senior Vice President (September 1999-June 2014) of PGIM Investments LLC; Assistant Treasurer (May 2003-June 2014) and Vice President (June 2005-June 2014) of AST Investment Services, Inc.; Senior Vice President and Assistant Treasurer (May 2003-June 2014) of Prudential Annuities Advisory Services, Inc.	Formerly Director (July 2015-January 2018) of Sun Bancorp, Inc. N.A. and Sun National Bank; Director (since January 2018) of OceanFirst Financial Corp. and OceanFirst Bank.	Since November 2014

Interested Board Members

Name Date of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Stuart S. Parker 10/5/62 Board Member & President Portfolios Overseen: 96	President of PGIM Investments LLC (formerly known as Prudential Investments LLC) (since January 2012); Executive Vice President of Prudential Investment Management Services LLC (since December 2012); formerly Executive Vice President of Jennison Associates LLC and Head of Retail Distribution of PGIM Investments LLC (June 2005-December 2011).	None.	Since January 2012

Visit our website at pgiminvestments.com

Interested Board Members

Name Date of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Scott E. Benjamin 5/21/73 Board Member & Vice President Portfolios Overseen:96	Executive Vice President (since June 2009) of PGIM Investments LLC; Executive Vice President (June 2009-June 2012) and Vice President (since June 2012) of Prudential Investment Management Services LLC; Executive Vice President (since September 2009) of AST Investment Services, Inc.; Senior Vice President of Product Development and Marketing, PGIM Investments (since February 2006); formerly Vice President of Product Development and Product Management, PGIM Investments LLC (2003-2006).	None.	Since March 2010

Fund Officers(a)

Name Date of Birth Fund Position	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer

Raymond A. O’Hara 9/11/55 Chief Legal Officer	Vice President and Corporate Counsel (since July 2010) of Prudential Insurance Company of America (Prudential); Vice President (March 2011-Present) of Pruco Life Insurance Company and Pruco Life Insurance Company of New Jersey; Vice President and Corporate Counsel (March 2011-Present) of Prudential Annuities Life Assurance Corporation; Chief Legal Officer of PGIM Investments LLC (since June 2012); Chief Legal Officer of Prudential Mutual Fund Services LLC (since June 2012) and Corporate Counsel of AST Investment Services, Inc. (since June 2012); formerly Assistant Vice President and Corporate Counsel (September 2008-July 2010) of The Hartford Financial Services Group, Inc.; formerly Associate (September 1980-December 1987) and Partner (January 1988–August 2008) of Blazzard & Hasenauer, P.C. (formerly, Blazzard, Grodd & Hasenauer, P.C.).	Since June 2012

PGIM High Yield Fund

Fund Officers(a)

Name Date of Birth Fund Position	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer

Dino Capasso 8/19/74 Chief Compliance Officer	Chief Compliance Officer (July 2019-Present) of PGIM Investments LLC; Chief Compliance Officer (July 2019-Present) of the PGIM Funds, Target Funds, Advanced Series Trust, The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc., PGIM Global High Yield Fund, Inc., and PGIM High Yield Bond Fund, Inc.; Vice President and Deputy Chief Compliance Officer (June 2017-2019) of PGIM Investments LLC; formerly, Senior Vice President and Senior Counsel (January 2016-June 2017), and Vice President and Counsel (February 2012-December 2015) of Pacific Investment Management Company LLC.	Since March 2018

Andrew R. French 12/22/62 Secretary	Vice President of PGIM Investments LLC (December 2018-Present); formerly Vice President and Corporate Counsel (February 2010-December 2018) of Prudential; formerly Director and Corporate Counsel (2006-2010) of Prudential; Vice President and Assistant Secretary (since January 2007) of PGIM Investments LLC; Vice President and Assistant Secretary (since January 2007) of Prudential Mutual Fund Services LLC.	Since October 2006

Jonathan D. Shain 8/9/58 Assistant Secretary	Vice President and Corporate Counsel (since August 1998) of Prudential; Vice President and Assistant Secretary (since May 2001) of PGIM Investments LLC; Vice President and Assistant Secretary (since February 2001) of Prudential Mutual Fund Services LLC; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.	Since May 2005

Claudia DiGiacomo 10/14/74 Assistant Secretary	Vice President and Corporate Counsel (since January 2005) of Prudential; Vice President and Assistant Secretary of PGIM Investments LLC (since December 2005); formerly Associate at Sidley Austin Brown & Wood LLP (1999-2004).	Since December 2005

Diana N. Huffman 4/14/82 Assistant Secretary	Vice President and Corporate Counsel (since September 2015) of Prudential; formerly Associate at Willkie Farr & Gallagher LLP (2009-2015).	Since March 2019

Kelly A. Coyne 8/8/68 Assistant Secretary	Director, Investment Operations of Prudential Mutual Fund Services LLC (since 2010).	Since March 2015

Christian J. Kelly 5/5/75 Treasurer and Principal Financial and Accounting Officer	Vice President, Head of Fund Administration of PGIM Investments LLC (since November 2018); formerly, Director of Fund Administration of Lord Abbett & Co. LLC (2009-2018), Treasurer and Principal Accounting Officer of the Lord Abbett Family of Funds (2017-2018); Director of Accounting, Avenue Capital Group (2008-2009); Senior Manager, Investment Management Practice of Deloitte & Touche LLP (1998-2007).	Since January 2019

Visit our website at pgiminvestments.com

Fund Officers(a)

Name Date of Birth Fund Position	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer

Lana Lomuti 6/7/67 Assistant Treasurer	Vice President (since 2007) and Director (2005-2007), within PGIM Investments Fund Administration; formerly Assistant Treasurer (December 2007-February 2014) of The Greater China Fund, Inc.	Since April 2014

Russ Shupak 10/08/73 Assistant Treasurer	Vice President (since 2017) and Director (2013-2017), within PGIM Investments Fund Administration.	Since October 2019

Deborah Conway 3/26/69 Assistant Treasurer	Vice President (since 2017) and Director (2007-2017), within PGIM Investments Fund Administration.	Since October 2019

Elyse M. McLaughlin 1/20/74 Assistant Treasurer	Vice President (since 2017) and Director (2011-2017), within PGIM Investments Fund Administration.	Since October 2019

Charles H. Smith 1/11/73 Anti-Money Laundering Compliance Officer	Vice President, Corporate Compliance, Anti-Money Laundering Unit (since January 2015) of Prudential; committee member of the American Council of Life Insurers Anti-Money Laundering and Critical Infrastructure Committee (since January 2016); formerly Global Head of Economic Sanctions Compliance at AIG Property Casualty (February 2007-December 2014); Assistant Attorney General at the New York State Attorney General’s Office, Division of Public Advocacy. (August 1998-January 2007).	Since January 2017

(a) Excludes Mr. Parker and Mr. Benjamin, interested Board Members who also serve as President and Vice President, respectively.

Explanatory Notes to Tables:

∎	Board Members are deemed to be “Interested,” as defined in the 1940 Act, by reason of their affiliation with PGIM Investments LLC and/or an affiliate of PGIM Investments LLC.

∎	Unless otherwise noted, the address of all Board Members and Officers is c/o PGIM Investments LLC, 655 Broad Street, Newark, New Jersey 07102-4410.

∎

There is no set term of office for Board Members or Officers. The Board Members have adopted a retirement policy, which calls for the retirement of Board Members on December 31 of the year in which they reach the age of 75.

∎

“Other Directorships Held” includes only directorships of companies required to register or file reports with the SEC under the 1934 Act (that is, “public companies”) or other investment companies registered under the 1940 Act.

∎

“Portfolios Overseen” includes all investment companies managed by PGIM Investments LLC. The investment companies for which PGIM Investments LLC serves as manager include the PGIM Funds, The Prudential Variable Contract Accounts, PGIM ETF Trust, PGIM High Yield Bond Fund, Inc., PGIM Global High Yield Fund, Inc., The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc. and the Advanced Series Trust.

PGIM High Yield Fund

Approval of Advisory Agreements (unaudited)

The Fund’s Board of Directors

The Board of Directors (the “Board”) of PGIM High Yield Fund1 (the “Fund”) consists of eleven individuals, nine of whom are not “interested persons” of the Fund, as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Directors”).2 The Board is responsible for the oversight of the Fund and its operations, and performs the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Directors have retained independent legal counsel to assist them in connection with their duties. The Chair of the Board is an Independent Director. The Board has established four standing committees: the Audit Committee, the Nominating and Governance Committee, and two Investment Committees. Each committee is chaired by, and composed of, Independent Directors.

Annual Approval of the Fund’s Advisory Agreements

As required under the 1940 Act, the Board determines annually whether to renew the Fund’s management agreement with PGIM Investments LLC (“PGIM Investments”) and the Fund’s subadvisory agreement with PGIM, Inc. (“PGIM”) on behalf of its PGIM Fixed Income unit. In considering the renewal of the agreements, the Board, including all of the Independent Directors, met on May 30, 2019 and on June 11-13, 2019 and approved the renewal of the agreements through July 31, 2020, after concluding that the renewal of the agreements was in the best interests of the Fund and its shareholders.

In advance of the meetings, the Board requested and received materials relating to the agreements, and had the opportunity to ask questions and request further information in connection with its consideration. Among other things, the Board considered comparative fee information from PGIM Investments and PGIM. Also, the Board considered comparisons with other mutual funds in relevant Peer Universes and Peer Groups, as is further discussed below.

In approving the agreements, the Board, including the Independent Directors advised by independent legal counsel, considered the factors it deemed relevant, including the nature, quality and extent of services provided by PGIM Investments and the subadviser, the performance of the Fund, the profitability of PGIM Investments and its affiliates, expenses and fees, and the potential for economies of scale that may be shared with the Fund and its shareholders as the Fund’s assets grow. In their deliberations, the Directors did not identify any single factor which alone was responsible for the Board’s decision to approve the agreements with respect to the Fund. In connection with its deliberations, the Board

[1]	PGIM High Yield Fund is a series of Prudential Investment Portfolios, Inc. 15.
[2]

Grace C. Torres was an Interested Director of the Fund at the time the Board considered and approved the renewal of the Fund’s advisory agreements, but has since become an Independent Director of the Fund.

PGIM High Yield Fund

Approval of Advisory Agreements (continued)

considered information provided by PGIM Investments throughout the year at regular Board meetings, presentations from portfolio managers and other information, as well as information furnished at or in advance of the meetings on May 30, 2019 and on June 11-13, 2019.

The Directors determined that the overall arrangements between the Fund and PGIM Investments, which serves as the Fund’s investment manager pursuant to a management agreement, and between PGIM Investments and PGIM, which, through its PGIM Fixed Income unit, serves as the Fund’s subadviser pursuant to the terms of a subadvisory agreement with PGIM Investments, are in the best interests of the Fund and its shareholders in light of the services performed, fees charged and such other matters as the Directors considered relevant in the exercise of their business judgment.

The material factors and conclusions that formed the basis for the Directors’ reaching their determinations to approve the continuance of the agreements are separately discussed below.

Nature, Quality and Extent of Services

The Board received and considered information regarding the nature, quality and extent of services provided to the Fund by PGIM Investments and PGIM Fixed Income. The Board noted that PGIM Fixed Income is affiliated with PGIM Investments. The Board considered the services provided by PGIM Investments, including but not limited to the oversight of the subadviser for the Fund, as well as the provision of fund recordkeeping, compliance and other services to the Fund, and PGIM Investments’ role as administrator for the Fund’s liquidity risk management program. With respect to PGIM Investments’ oversight of the subadviser, the Board noted that PGIM Investments’ Strategic Investment Research Group (“SIRG”), which is a business unit of PGIM Investments, is responsible for monitoring and reporting to PGIM Investments’ senior management on the performance and operations of the subadviser. The Board also considered that PGIM Investments pays the salaries of all of the officers and interested Directors of the Fund who are part of Fund management. The Board also considered the investment subadvisory services provided by PGIM Fixed Income, including investment research and security selection, as well as adherence to the Fund’s investment restrictions and compliance with applicable Fund policies and procedures. The Board considered PGIM Investments’ evaluation of the subadviser, as well as PGIM Investments’ recommendation, based on its review of the subadviser, to renew the subadvisory agreement.

The Board considered the qualifications, backgrounds and responsibilities of PGIM Investments’ senior management responsible for the oversight of the Fund and PGIM Fixed Income, and also considered the qualifications, backgrounds and responsibilities of PGIM

Visit our website at pgiminvestments.com

Fixed Income’s portfolio managers who are responsible for the day-to-day management of the Fund’s portfolio. The Board was provided with information pertaining to PGIM Investments’ and PGIM Fixed Income’s organizational structure, senior management, investment operations, and other relevant information pertaining to both PGIM Investments and PGIM Fixed Income. The Board also noted that it received favorable compliance reports from the Fund’s Chief Compliance Officer (“CCO”) as to both PGIM Investments and PGIM Fixed Income. The Board noted that PGIM Fixed Income is affiliated with PGIM Investments.

The Board concluded that it was satisfied with the nature, extent and quality of the investment management services provided by PGIM Investments and the subadvisory services provided to the Fund by PGIM Fixed Income, and that there was a reasonable basis on which to conclude that the Fund benefits from the services provided by PGIM Investments and PGIM Fixed Income under the management and subadvisory agreements.

Costs of Services and Profits Realized by PGIM Investments

The Board was provided with information on the profitability of PGIM Investments and its affiliates in serving as the Fund’s investment manager. The Board discussed with PGIM Investments the methodology utilized in assembling the information regarding profitability and considered its reasonableness. The Board recognized that it is difficult to make comparisons of profitability from fund management contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the adviser’s capital structure and cost of capital. Taking these factors into account, the Board concluded that the profitability of PGIM Investments and its affiliates in relation to the services rendered was not unreasonable.

Economies of Scale

The Board received and discussed information concerning economies of scale that PGIM Investments may realize as the Fund’s assets grow beyond current levels. The Board noted that the management fee schedule for the Fund includes breakpoints, which have the effect of decreasing the fee rate as assets increase. During the course of time, the Board has considered information regarding the launch date of the Fund, the management fees of the Fund compared to those of similarly managed funds and PGIM Investments’ investment in the Fund over time. The Board noted that economies of scale can be shared with the Fund in other ways, including low management fees from inception, additional technological and personnel investments to enhance shareholder services, and maintaining existing expense structures in the face of a rising cost environment. The Board also considered PGIM Investments’ assertion that it continually evaluates the management fee schedule of the Fund and the potential to share economies of scale through breakpoints or fee waivers as asset levels increase.

PGIM High Yield Fund

Approval of Advisory Agreements (continued)

The Board recognized the inherent limitations of any analysis of economies of scale, stemming largely from the Board’s understanding that most of PGIM Investments’ costs are not specific to individual funds, but rather are incurred across a variety of products and services.

Other Benefits to PGIM Investments and PGIM Fixed Income

The Board considered potential ancillary benefits that might be received by PGIM Investments, PGIM Fixed Income and their affiliates as a result of their relationship with the Fund. The Board concluded that potential benefits to be derived by PGIM Investments included transfer agency fees received by the Fund’s transfer agent (which is affiliated with PGIM Investments), as well as benefits to its reputation or other intangible benefits resulting from PGIM Investments association with the Fund. The Board concluded that the potential benefits to be derived by PGIM Fixed Income included the ability to use soft dollar credits, as well as the potential benefits consistent with those generally resulting from an increase in assets under management, specifically, potential access to additional research resources and benefits to its reputation. The Board concluded that the benefits derived by PGIM Investments and PGIM Fixed Income were consistent with the types of benefits generally derived by investment managers and subadvisers to mutual funds.

Performance of the Fund / Fees and Expenses

The Board considered certain additional factors and made related conclusions relating to the historical performance of the Fund for the one-, three-, five- and ten-year periods ended December 31, 2018.

The Board also considered the Fund’s actual management fee, as well as the Fund’s net total expense ratio, for the fiscal year ended August 31, 2018. The Board considered the management fee for the Fund as compared to the management fee charged by PGIM Investments to other funds and the fee charged by other advisers to comparable mutual funds in a Peer Group. The actual management fee represents the fee rate actually paid by Fund shareholders and includes any fee waivers or reimbursements. The net total expense ratio for the Fund represents the actual expense ratio incurred by Fund shareholders.

The mutual funds included in the Peer Universe, which was used to consider performance, and the Peer Group, which was used to consider fees and expenses, were objectively determined by Broadridge, an independent provider of mutual fund data. In certain circumstances, PGIM Investments also provided supplemental Peer Universe or Peer Group information, for reasons addressed with the Board. The comparisons placed the Fund in various quartiles over various periods, with the first quartile being the best 25% of the mutual funds (for performance, the best performing mutual funds and, for expenses, the lowest cost mutual funds).

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The section below summarizes key factors considered by the Board and the Board’s conclusions regarding the Fund’s performance, fees and overall expenses. The table sets forth net performance comparisons (which reflect the impact on performance of fund expenses, or any subsidies, expense caps or waivers that may be applicable) with the Peer Universe, actual management fees with the Peer Group (which reflect the impact of any subsidies or fee waivers), and net total expenses with the Peer Group, each of which were key factors considered by the Board.

Net Performance	1 Year	3 Years	5 Years	10 Years

	1st Quartile	1st Quartile	1st Quartile	1st Quartile
Actual Management Fees: 1st Quartile
Net Total Expenses: 1st Quartile

•	The Board noted that the Fund outperformed its benchmark index over the one- and five-year periods, though it underperformed over the three- and ten-year periods.
•

The Board and PGIM Investments agreed to retain the Fund’s existing contractual expense cap which (exclusive of certain fees and expenses) limits transfer agency, shareholder servicing, sub-transfer agency and blue sky fees to the extent that such fees cause total annual operating expenses to exceed 0.91% for Class R2 shares and 0.66% for Class R4 shares through December 31, 2019.

•

In addition, PGIM Investments will waive management fees or shared operating expenses on any share class to the same extent that it waives such expenses on any other share class, and has agreed that total annual fund operating expenses for Class R6 shares will not exceed total annual fund operating expenses for Class Z shares.

•	The Board concluded that, in light of the above, it would be in the best interests of the Fund and its shareholders to renew the agreements.
•	The Board concluded that the management fees (including subadvisory fees) and total expenses were reasonable in light of the services provided.

*    *    *

After full consideration of these factors, the Board concluded that approval of the agreements was in the best interests of the Fund and its shareholders.

PGIM High Yield Fund

∎ MAIL	∎ TELEPHONE	∎ WEBSITE
655 Broad Street Newark, NJ 07102	(800) 225-1852	pgiminvestments.com

PROXY VOTING
The Board of Directors of the Fund has delegated to the Fund’s subadviser the responsibility for voting any proxies and maintaining proxy recordkeeping with respect to the Fund. A description of these proxy voting policies and procedures is available without charge, upon request, by calling (800) 225-1852. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website and on the Securities and Exchange Commission’s website.

DIRECTORS
Ellen S. Alberding • Kevin J. Bannon • Scott E. Benjamin • Linda W. Bynoe • Barry H. Evans • Keith F. Hartstein • Laurie Simon Hodrick • Michael S. Hyland • Stuart S. Parker • Brian K. Reid • Grace C. Torres

OFFICERS
Stuart S. Parker, President • Scott E. Benjamin, Vice President • Christian J. Kelly, Treasurer and Principal Financial and Accounting Officer • Raymond A. O’Hara, Chief Legal Officer • Dino Capasso, Chief Compliance Officer • Charles H. Smith, Anti-Money Laundering Compliance Officer • Andrew R. French, Secretary • Jonathan D. Shain, Assistant Secretary • Claudia DiGiacomo, Assistant Secretary • Diana N. Huffman, Assistant Secretary • Kelly A. Coyne, Assistant Secretary • Lana Lomuti, Assistant Treasurer • Russ Shupak, Assistant Treasurer • Elyse McLaughlin, Assistant Treasurer • Deborah Conway, Assistant Treasurer

MANAGER	PGIM Investments LLC	655 Broad Street Newark, NJ 07102

SUBADVISER	PGIM Fixed Income	655 Broad Street Newark, NJ 07102

DISTRIBUTOR	Prudential Investment Management Services LLC	655 Broad Street Newark, NJ 07102

CUSTODIAN	The Bank of New York Mellon	240 Greenwich Street New York, NY 10286

TRANSFER AGENT	Prudential Mutual Fund Services LLC	PO Box 9658 Providence, RI 02940

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	KPMG LLP	345 Park Avenue New York, NY 10154

FUND COUNSEL	Willkie Farr & Gallagher LLP	787 Seventh Avenue New York, NY 10019

An investor should consider the investment objectives, risks, charges, and expenses of the Fund carefully before investing. The prospectus and summary prospectus contain this and other information about the Fund. An investor may obtain the prospectus and summary prospectus by visiting our website at pgiminvestments.com or by calling (800) 225-1852. The prospectus and summary prospectus should be read carefully before investing.

E-DELIVERY
To receive your mutual fund documents online, go to pgiminvestments.com/edelivery and enroll. Instead of receiving printed documents by mail, you will receive notification via email when new materials are available. You can cancel your enrollment or change your email address at any time by visiting the website address above.

SHAREHOLDER COMMUNICATIONS WITH DIRECTORS
Shareholders can communicate directly with the Board of Directors by writing to the Chair of the Board, PGIM High Yield Fund, PGIM Investments, Attn: Board of Directors, 655 Broad Street, Newark, NJ 07102. Shareholders can communicate directly with an individual Director by writing to the same address. Communications are not screened before being delivered to the addressee.

AVAILABILITY OF PORTFOLIO SCHEDULE
The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission on Form N-PORT. The Fund’s Form N-PORT filings are available on the Commission’s website at sec.gov. Form N-PORT is filed with the Commission quarterly, and each Fund’s full portfolio holdings as of the first and third fiscal quarter-ends (as of the third month of the Fund’s fiscal quarter for reporting periods on or after September 30, 2019) will be made publicly available 60 days after the end of each quarter at sec.gov.

The Fund’s Statement of Additional Information contains additional information about the Fund’s Directors and is available without charge, upon request, by calling (800) 225-1852.

Mutual Funds:

ARE NOT INSURED BY THE FDIC OR ANY FEDERAL GOVERNMENT AGENCY	MAY LOSE VALUE	ARE NOT A DEPOSIT OF OR GUARANTEED BY ANY BANK OR ANY BANK AFFILIATE

PGIM HIGH YIELD FUND

SHARE CLASS	A	B	C	R	Z	R2	R4	R6
NASDAQ	PBHAX	PBHYX	PRHCX	JDYRX	PHYZX	PHYEX	PHYGX	PHYQX
CUSIP	74440Y108	74440Y207	74440Y306	74440Y603	74440Y801	74442J604	74442J703	74440Y884

MF110E

Item 2 – Code of Ethics — See Exhibit (a)

As of the end of the period covered by this report, the registrant has adopted a code of ethics (the “Section 406 Standards for Investment Companies – Ethical Standards for Principal Executive and Financial Officers”) that applies to the registrant’s Principal Executive Officer and Principal Financial Officer; the registrant’s Principal Financial Officer also serves as the Principal Accounting Officer.

The registrant hereby undertakes to provide any person, without charge, upon request, a copy of the code of ethics. To request a copy of the code of ethics, contact the registrant 800-225-1852, and ask for a copy of the Section 406 Standards for Investment Companies - Ethical Standards for Principal Executive and Financial Officers.

Item 3 – Audit Committee Financial Expert –

The registrant’s Board has determined that Mr. Kevin J. Bannon, member of the Board’s Audit Committee is an “audit committee financial expert,” and that he is “independent,” for purposes of this Item.

Item 4 – Principal Accountant Fees and Services – (a) Audit Fees

For the fiscal years ended August 31, 2019 and August 31, 2018, KPMG LLP (“KPMG”), the Registrant’s principal accountant, billed the Registrant $82,955 and $87,134 respectively, for professional services rendered for the audit of the Registrant’s annual financial statements or services that are normally provided in connection with statutory and regulatory filings.

(b) Audit-Related Fees

For the fiscal years ended August 31, 2019 and August 31, 2018: none.

(c) Tax Fees

For the fiscal years ended August 31, 2019 and August 31, 2018: none.

(d) All Other Fees

For the fiscal years ended August 31, 2019 and August 31, 2018: none.

(e) (1) Audit Committee Pre-Approval Policies and Procedures

THE PGIM MUTUAL FUNDS

AUDIT COMMITTEE POLICY

on

Pre-Approval of Services Provided by the Independent

Accountants

The Audit Committee of each PGIM Mutual Fund is charged with the responsibility to monitor the independence of the Fund’s independent accountants. As part of this responsibility, the Audit Committee must pre-approve the independent accounting firm’s engagement to render audit and/or permissible non-audit services, as required by law. In evaluating a proposed engagement of the independent accountants, the Audit Committee will assess the effect that the engagement might reasonably be expected to have on the accountant’s independence. The Committee’s evaluation will be based on:

•	a review of the nature of the professional services expected to be provided,

•	a review of the safeguards put into place by the accounting firm to safeguard independence, and

•	periodic meetings with the accounting firm.

Policy for Audit and Non-Audit Services Provided to the Funds

On an annual basis, the scope of audits for each Fund, audit fees and expenses, and audit-related and non-audit services (and fees proposed in respect thereof) proposed to be performed by the Fund’s independent accountants will be presented by the Treasurer and the independent accountants to the Audit Committee for review and, as appropriate, approval prior to the initiation of such services.

Such presentation shall be accompanied by confirmation by both the Treasurer and the independent accountants that the proposed non-audit services will not adversely affect the independence of the independent accountants. Such proposed non-audit services shall be described in sufficient detail to enable the Audit Committee to assess the appropriateness of such services and fees, and the compatibility of the provision of such services with the auditor’s independence. The Committee shall receive periodic reports on the progress of the audit and other services which are approved by the Committee or by the Committee Chair pursuant to authority delegated in this Policy.

The categories of services enumerated under “Audit Services”, “Audit-related Services”, and “Tax Services” are intended to provide guidance to the Treasurer and the independent accountants as to those categories of services which the Committee believes are generally consistent with the independence of the independent accountants and which the Committee (or the Committee Chair) would expect upon the presentation of specific proposals to pre-approve. The enumerated categories are not intended as an exclusive list of audit, audit-related or tax services, which the Committee (or the Committee Chair) would consider for pre-approval.

Audit Services

The following categories of audit services are considered to be consistent with the role of the Fund’s independent accountants:

•	Annual Fund financial statement audits

•	Seed audits (related to new product filings, as required)

•	SEC and regulatory filings and consents

Audit-related Services

The following categories of audit-related services are considered to be consistent with the role of the Fund’s independent accountants:

•	Accounting consultations

•	Fund merger support services

•	Agreed Upon Procedure Reports

•	Attestation Reports

•	Other Internal Control Reports

Individual audit-related services that fall within one of these categories (except for fund merger support services) and are not presented to the Audit Committee as part of the annual pre-approval process are subject to an authorized pre-approval by the Audit Committee so long as the estimated fee for those services does not exceed $30,000. Any services provided under such pre-approval will be reported to the Audit Committee at its next regular meeting. Should the amount of such services exceed $30,000 any additional fees will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated). Fees related to fund merger support services are subject to a separate authorized pre-approval by the Audit Committee with fees determined on a per occurrence and merger complexity basis.

Tax Services

The following categories of tax services are considered to be consistent with the role of the Fund’s independent accountants:

•	Tax compliance services related to the filing or amendment of the following:

•	Federal, state and local income tax compliance; and,

•	Sales and use tax compliance

•	Timely RIC qualification reviews

•	Tax distribution analysis and planning

•	Tax authority examination services

•	Tax appeals support services

•	Accounting methods studies

•	Fund merger support services

•	Tax consulting services and related projects

Individual tax services that fall within one of these categories and are not presented to the Audit Committee as part of the annual pre-approval process are subject to an authorized pre-approval by the Audit Committee so long as the estimated fee for those services does not exceed $30,000. Any services provided under such pre-approval will be reported to the Audit Committee at its next regular meeting. Should the amount of such services exceed $30,000 any additional fees will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated).

Other Non-Audit Services

Certain non-audit services that the independent accountants are legally permitted to render will be subject to pre-approval by the Committee or by one or more Committee members to whom the Committee has delegated this authority and who will report to the full Committee any pre-approval decisions made pursuant to this Policy. Non-audit services presented for pre-approval pursuant to this paragraph will be accompanied by a confirmation from both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants.

Proscribed Services

The Fund’s independent accountants will not render services in the following categories of non-audit services:

•	Bookkeeping or other services related to the accounting records or financial statements of the Fund

•	Financial information systems design and implementation

•	Appraisal or valuation services, fairness opinions, or contribution-in-kind reports

•	Actuarial services

•	Internal audit outsourcing services

•	Management functions or human resources

•	Broker or dealer, investment adviser, or investment banking services

•	Legal services and expert services unrelated to the audit

•	Any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval of Non-Audit Services Provided to Other Entities Within the PGIM Fund Complex

Certain non-audit services provided to PGIM Investments LLC or any of its affiliates that also provide ongoing services to the PGIM Mutual Funds will be subject to pre-approval by the Audit Committee. The only non-audit services provided to these entities that will require pre-approval are those related directly to the operations and financial reporting of the Funds. Individual projects that are not presented to the Audit Committee as part of the annual pre-approval process will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $30,000. Services presented for pre-approval pursuant to this paragraph will be accompanied by a confirmation from both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants.

Although the Audit Committee will not pre-approve all services provided to PGIM Investments LLC and its affiliates, the Committee will receive an annual report from the Fund’s independent accounting firm showing the aggregate fees for all services provided to PGIM Investments and its affiliates.

(e) (2)	Percentage of services referred to in 4(b) – 4(d) that were approved by the audit committee – For the fiscal years ended August 31, 2019 and August 31, 2018: none.

(f) Percentage of hours expended attributable to work performed by other than full time employees of principal accountant if greater than 50%.

The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was 0%.

(g) Non-Audit Fees

The aggregate non-audit fees billed by KPMG for services rendered to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant for the fiscal years ended August 31, 2019 and August 31, 2018 was $0 and $0, respectively.

(h) Principal Accountant’s Independence

Not applicable as KPMG has not provided non-audit services to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X.

Item 5 – Audit Committee of Listed Registrants –

The registrant has a separately designated standing audit committee (the “Audit Committee”) established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934. The members of the Audit Committee are Kevin J. Bannon (chair), Laurie Simon Hodrick, Michael S. Hyland, CFA, Brian K. Reid, and Keith F. Hartstein (ex-officio).

Item 6 – Schedule of Investments – The schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7 – Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not applicable.

Item 8 – Portfolio Managers of Closed-End Management Investment Companies – Not applicable.

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not applicable.

Item 10 – Submission of Matters to a Vote of Security Holders – There have been no material changes to these procedures.

Item 11 – Controls and Procedures

(a)

It is the conclusion of the registrant’s principal executive officer and principal financial officer that the effectiveness of the registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time period specified in the Commission’s rules and forms and that the information required to be disclosed by the registrant has been accumulated and communicated to the registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.

(b)

There has been no significant change in the registrant’s internal control over financial reporting that occurred during the registrant’s most recent fiscal quarter of the period covered by this report that has materially affected, or is likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 – Controls and Procedures - Disclosure of Securities Lending Activities for Closed-End Management Investment Companies – Not applicable.

Item 13 – Exhibits

(a)

(1) Code of Ethics – Attached hereto as Exhibit EX-99.CODE-ETH

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act – Attached hereto as

     Exhibit EX-99.CERT.

(3) Any written solicitation to purchase securities under Rule 23c-1. – Not applicable.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act – Attached hereto as Exhibit EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	Prudential Investment Portfolios, Inc. 15

By:	/s/ Andrew R. French
Andrew R. French
Secretary

Date:	October 18, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Stuart S. Parker
Stuart S. Parker
President and Principal Executive Officer

Date:	October 18, 2019

By:	/s/ Christian J. Kelly
Christian J. Kelly
Treasurer and Principal Financial and Accounting Officer

Date:	October 18, 2019